                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                               February 11, 2010

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS

The Prudential Premier Advisor Variable Annuity Series(SM) ("Advisor Series") annuity contract (the "Annuity") is an individual variable annuity contract issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Advisor Series prospectus dated February 11, 2010. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Company                                                                      2

Experts                                                                      2

Principal Underwriter                                                        2

Payments Made to Promote Sale of Our Products                                2

Allocation of Initial Purchase Payment                                       3

Determination of Accumulation Unit Values                                    3

Separate Account Financial Information                                      A1

Company Financial Information                                               B1

  Pruco Life Insurance Company of New    Prudential Annuity Service Center
                Jersey                            P.O. Box 7960
         213 Washington Street           Philadelphia, Pennsylvania 19176
         Newark, NJ 07102-2992               Telephone (888) PRU-2888

                                    COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS

The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2008 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers the Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuity through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual variable annuities issued through the separate account, PAD received commissions of $22,773,368, $14,388,686, and $8,249,646, in 2009, 2008, and 2007, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuity according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Annuity and the amount of time that the Annuity have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

    . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm (or its affiliated broker/dealers).

    . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm (or its affiliated broker/dealers).

    . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2009) received payment with respect to annuity business during 2009 (or as to which a payment amount was accrued during 2009). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2009, the least amount paid, and greatest amount paid, were $55 and $2,282,252, respectively.

                    ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in the prospectus, we generally will credit the initial purchase payment to your Annuity within two Valuation Days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your Annuity purchase is in the form of several amounts originating from different sources.

Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each Valuation Day. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for that Sub-account for the current Valuation Day. The net investment factor for any Valuation Day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding Valuation Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and subtracting from the result the daily equivalent of the total annualized charge for the Annuity and any optional benefits (for which the charge is calculated as a percentage of Sub-account assets) for each day since the preceding Valuation Day. During the accumulation phase of your Annuity, the daily equivalent of the annualized charge is calculated using the formula 1 - (1 - c) 1 / 365, where c is the total annualized charge. However, for purposes of determining Unit values for a Beneficiary participating in the Beneficiary Continuation Option, we employ a different method. Specifically, we calculate the daily equivalent of the annualized Settlement Service Charge using the formula (1 + c) x (1 / 365) - 1, where c is the 1.00% Settlement Service Charge. The value of the assets of a Sub-account is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other funds held by that Sub-account by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. Because this Annuity is new, we include no historical unit values here.

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                              SUBACCOUNTS
                                            -------------------------------------------------------------------------------

                                             Prudential     Prudential                                       Prudential High
                                            Money Market Diversified Bond Prudential Equity Prudential Value   Yield Bond
                                             Portfolio      Portfolio         Portfolio        Portfolio        Portfolio
                                            ------------ ---------------- ----------------- ---------------- ---------------
ASSETS
  Investment in the portfolios, at value... $28,397,293    $28,332,429      $ 20,459,215      $ 19,943,395     $11,669,824
                                            -----------    -----------      ------------      ------------     -----------
  Net Assets............................... $28,397,293    $28,332,429      $ 20,459,215      $ 19,943,395     $11,669,824
                                            ===========    ===========      ============      ============     ===========

NET ASSETS, representing:
  Accumulation units....................... $28,397,293    $28,332,429      $ 20,459,215      $ 19,943,395     $11,669,824
                                            -----------    -----------      ------------      ------------     -----------
                                            $28,397,293    $28,332,429      $ 20,459,215      $ 19,943,395     $11,669,824
                                            ===========    ===========      ============      ============     ===========

  Units outstanding........................  23,300,258     17,357,583        15,828,966        13,275,695       9,066,700
                                            ===========    ===========      ============      ============     ===========

  Portfolio shares held....................   2,839,729      2,864,755         1,247,513         1,836,408       3,232,638
  Portfolio net asset value per share...... $     10.00    $      9.89      $      16.40      $      10.86     $      3.61
  Investment in portfolio shares, at
   cost.................................... $28,397,293    $31,563,866      $ 33,922,266      $ 38,105,210     $19,409,242

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                              SUBACCOUNTS
                                            -------------------------------------------------------------------------------

                                             Prudential     Prudential                                       Prudential High
                                            Money Market Diversified Bond Prudential Equity Prudential Value   Yield Bond
                                             Portfolio      Portfolio         Portfolio        Portfolio        Portfolio
                                            ------------ ---------------- ----------------- ---------------- ---------------
INVESTMENT INCOME
  Dividend income.......................... $   618,039    $ 1,699,159      $    448,219      $    602,207     $ 1,354,166
                                            -----------    -----------      ------------      ------------     -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     349,469        462,381           440,364           458,433         220,603
                                            -----------    -----------      ------------      ------------     -----------

NET INVESTMENT INCOME (LOSS)...............     268,570      1,236,778             7,855           143,774       1,133,563
                                            -----------    -----------      ------------      ------------     -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0        315,256         3,330,494         6,901,643               0
  Realized gain (loss) on shares
   redeemed................................           0       (491,477)         (998,821)       (1,513,998)     (1,156,736)
  Net change in unrealized gain (loss) on
   investments.............................           0     (2,675,684)      (16,463,606)      (21,854,428)     (3,777,385)
                                            -----------    -----------      ------------      ------------     -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................           0     (2,851,905)      (14,131,933)      (16,466,783)     (4,934,121)
                                            -----------    -----------      ------------      ------------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $   268,570    $(1,615,127)     $(14,124,078)     $(16,323,009)    $(3,800,558)
                                            ===========    ===========      ============      ============     ===========

  The accompanying notes are an integral part of these financial statements.

                                      A1

                                                 SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
                                                  Prudential
                                   Prudential        Small       T. Rowe Price  T. Rowe Price  Premier VIT   Premier VIT
Prudential Stock    Prudential      Jennison    Capitalization   International  Equity Income OpCap Managed  NACM Small
Index Portfolio  Global Portfolio  Portfolio    Stock Portfolio Stock Portfolio   Portfolio     Portfolio   Cap Portfolio
---------------- ---------------- ------------  --------------- --------------- ------------- ------------- -------------
  $ 25,022,707     $ 5,626,358    $ 21,442,297    $ 4,233,956     $ 1,582,239    $ 6,719,652   $ 7,288,531   $ 3,775,232
  ------------     -----------    ------------    -----------     -----------    -----------   -----------   -----------
  $ 25,022,707     $ 5,626,358    $ 21,442,297    $ 4,233,956     $ 1,582,239    $ 6,719,652   $ 7,288,531   $ 3,775,232
  ============     ===========    ============    ===========     ===========    ===========   ===========   ===========

  $ 25,022,707     $ 5,626,358    $ 21,442,297    $ 4,233,956     $ 1,582,239    $ 6,719,652   $ 7,288,531   $ 3,775,232
  ------------     -----------    ------------    -----------     -----------    -----------   -----------   -----------
  $ 25,022,707     $ 5,626,358    $ 21,442,297    $ 4,233,956     $ 1,582,239    $ 6,719,652   $ 7,288,531   $ 3,775,232
  ============     ===========    ============    ===========     ===========    ===========   ===========   ===========

    21,056,837       4,836,906      18,563,007      2,399,280       1,817,829      4,460,401     6,017,538     2,592,468
  ============     ===========    ============    ===========     ===========    ===========   ===========   ===========

     1,099,416         430,479       1,459,653        338,175         192,019        468,595       297,978       281,524
  $      22.76     $     13.07    $      14.69    $     12.52     $      8.24    $     14.34   $     24.46   $     13.41

  $ 36,480,083     $ 8,435,307    $ 33,158,044    $ 5,802,760     $ 2,656,348    $ 9,341,962   $11,851,950   $ 7,455,663

                                                 SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
                                                  Prudential
                                   Prudential        Small       T. Rowe Price  T. Rowe Price  Premier VIT   Premier VIT
Prudential Stock    Prudential      Jennison    Capitalization   International  Equity Income OpCap Managed  NACM Small
Index Portfolio  Global Portfolio  Portfolio    Stock Portfolio Stock Portfolio   Portfolio     Portfolio   Cap Portfolio
---------------- ---------------- ------------  --------------- --------------- ------------- ------------- -------------
  $    833,044     $   160,539    $    168,281    $    73,397     $    51,403    $   221,089   $   312,065   $         0
  ------------     -----------    ------------    -----------     -----------    -----------   -----------   -----------


       530,316         126,320         456,050         87,349          39,010        133,221       139,009        82,993
  ------------     -----------    ------------    -----------     -----------    -----------   -----------   -----------

       302,728          34,219        (287,769)       (13,952)         12,393         87,868       173,056       (82,993)
  ------------     -----------    ------------    -----------     -----------    -----------   -----------   -----------

             0         541,930               0        979,736          99,261        305,289       871,818     1,405,298

      (714,526)        (72,953)       (966,343)        35,621          (4,804)       (32,536)     (639,110)     (352,822)

   (16,185,402)     (5,185,389)    (13,159,148)    (3,199,158)     (1,789,058)    (4,505,457)   (3,870,453)   (3,959,599)
  ------------     -----------    ------------    -----------     -----------    -----------   -----------   -----------

   (16,899,928)     (4,716,412)    (14,125,491)    (2,183,801)     (1,694,601)    (4,232,704)   (3,637,745)   (2,907,123)
  ------------     -----------    ------------    -----------     -----------    -----------   -----------   -----------

  $(16,597,200)    $(4,682,193)   $(14,413,260)   $(2,197,753)    $(1,682,208)   $(4,144,836)  $(3,464,689)  $(2,990,116)
  ============     ===========    ============    ===========     ===========    ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                                 SUBACCOUNTS
                                            ------------------------------------------------------------------------------------
                                                             Janus Aspen        Janus Aspen
                                                              Large Cap        International        MFS VIT
                                                          Growth Portfolio - Growth Portfolio -     Research      MFS VIT Growth
                                            AIM V.I. Core   Institutional      Institutional    Series - Initial Series - Initial
                                             Equity Fund        Shares             Shares            Class            Class
                                            ------------- ------------------ ------------------ ---------------- ----------------
ASSETS
  Investment in the portfolios, at value...  $ 9,664,661     $ 5,101,223        $  9,376,396      $ 1,537,633      $ 5,426,078
                                             -----------     -----------        ------------      -----------      -----------
  Net Assets...............................  $ 9,664,661     $ 5,101,223        $  9,376,396      $ 1,537,633      $ 5,426,078
                                             ===========     ===========        ============      ===========      ===========

NET ASSETS, representing:
  Accumulation units.......................  $ 9,664,661     $ 5,101,223        $  9,376,396      $ 1,537,633      $ 5,426,078
                                             -----------     -----------        ------------      -----------      -----------
                                             $ 9,664,661     $ 5,101,223        $  9,376,396      $ 1,537,633      $ 5,426,078
                                             ===========     ===========        ============      ===========      ===========

  Units outstanding........................    7,327,040       4,794,188           4,557,986        1,366,773        4,986,245
                                             ===========     ===========        ============      ===========      ===========

  Portfolio shares held....................      489,350         322,658             353,960          119,196          347,380
  Portfolio net asset value per share......  $     19.75     $     15.81        $      26.49      $     12.90      $     15.62
  Investment in portfolio shares, at
   cost....................................  $11,926,370     $ 8,490,813        $ 11,174,558      $ 2,105,573      $ 8,176,749

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                                 SUBACCOUNTS
                                            ------------------------------------------------------------------------------------
                                                             Janus Aspen        Janus Aspen
                                                              Large Cap        International        MFS VIT
                                                          Growth Portfolio - Growth Portfolio -     Research      MFS VIT Growth
                                            AIM V.I. Core   Institutional      Institutional    Series - Initial Series - Initial
                                             Equity Fund        Shares             Shares            Class            Class
                                            ------------- ------------------ ------------------ ---------------- ----------------
INVESTMENT INCOME
  Dividend income..........................  $   278,055     $    59,514        $    210,271      $    13,049      $    19,748
                                             -----------     -----------        ------------      -----------      -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      194,344         114,644             247,060           32,636          116,944
                                             -----------     -----------        ------------      -----------      -----------

NET INVESTMENT INCOME (LOSS)...............       83,711         (55,130)            (36,789)         (19,587)         (97,196)
                                             -----------     -----------        ------------      -----------      -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0               0           2,754,824                0                0
  Realized gain (loss) on shares
   redeemed................................      121,954        (418,755)          1,555,302          (14,124)        (175,054)
  Net change in unrealized gain (loss) on
   investments.............................   (4,980,718)     (3,401,778)        (15,663,369)        (969,117)      (3,374,298)
                                             -----------     -----------        ------------      -----------      -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   (4,858,764)     (3,820,533)        (11,353,243)        (983,241)      (3,549,352)
                                             -----------     -----------        ------------      -----------      -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $(4,775,053)    $(3,875,663)       $(11,390,032)     $(1,002,828)     $(3,646,548)
                                             ===========     ===========        ============      ===========      ===========

  The accompanying notes are an integral part of these financial statements.

                                      A3

                                                    SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
                                  Franklin
Credit Suisse                     Templeton                       Prudential                                    Prudential SP
Trust Global                      Small-Mid      Prudential      Diversified                 AllianceBernstein  T. Rowe Price
  Small Cap   American Century   Cap Growth    Jennison 20/20    Conservative   Davis Value  Large Cap Growth     Large Cap
  Portfolio    VP Value Fund   Securities Fund Focus Portfolio Growth Portfolio  Portfolio       Portfolio     Growth Portfolio
------------- ---------------- --------------- --------------- ---------------- -----------  ----------------- ----------------

 $  803,506     $ 2,498,914      $ 1,942,695     $ 3,523,426     $ 4,148,001    $ 2,333,606      $ 417,042        $       0
 ----------     -----------      -----------     -----------     -----------    -----------      ---------        ---------
 $  803,506     $ 2,498,914      $ 1,942,695     $ 3,523,426     $ 4,148,001    $ 2,333,606      $ 417,042        $       0
 ==========     ===========      ===========     ===========     ===========    ===========      =========        =========

 $  803,506     $ 2,498,914      $ 1,942,695     $ 3,523,426     $ 4,148,001    $ 2,333,606      $ 417,042        $       0
 ----------     -----------      -----------     -----------     -----------    -----------      ---------        ---------
 $  803,506     $ 2,498,914      $ 1,942,695     $ 3,523,426     $ 4,148,001    $ 2,333,606      $ 417,042        $       0
 ==========     ===========      ===========     ===========     ===========    ===========      =========        =========

  1,126,065       1,666,700        1,855,848       3,326,824       3,606,175      3,059,822        980,018                0
 ==========     ===========      ===========     ===========     ===========    ===========      =========        =========

    109,172         533,956          165,336         383,815         498,558        282,519         23,130                0
 $     7.36     $      4.68      $     11.75     $      9.18     $      8.32    $      8.26      $   18.03        $    0.00

 $1,513,707     $ 3,679,179      $ 3,491,989     $ 5,144,852     $ 6,368,412    $ 3,136,110      $ 678,843        $       0

                                                    SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
                                  Franklin
Credit Suisse                     Templeton                       Prudential                                    Prudential SP
Trust Global                      Small-Mid      Prudential      Diversified                 AllianceBernstein  T. Rowe Price
  Small Cap   American Century   Cap Growth    Jennison 20/20    Conservative   Davis Value  Large Cap Growth     Large Cap
  Portfolio    VP Value Fund   Securities Fund Focus Portfolio Growth Portfolio  Portfolio       Portfolio     Growth Portfolio
------------- ---------------- --------------- --------------- ---------------- -----------  ----------------- ----------------

 $   23,778     $    84,109      $         0     $    29,506     $   218,468    $    34,518      $       0        $       0
 ----------     -----------      -----------     -----------     -----------    -----------      ---------        ---------

     20,094          46,549           42,203          74,367          77,316         53,012          8,729           14,513
 ----------     -----------      -----------     -----------     -----------    -----------      ---------        ---------

      3,684          37,560          (42,203)        (44,861)        141,152        (18,494)        (8,729)         (14,513)
 ----------     -----------      -----------     -----------     -----------    -----------      ---------        ---------

          0         446,535          379,030         323,663         408,988         63,351              0                0

    (93,689)       (154,363)         (87,628)         21,811        (440,867)       167,642        (32,449)         438,008

   (708,676)     (1,389,321)      (1,810,217)     (2,788,875)     (1,472,139)    (2,048,142)      (274,920)        (570,567)
 ----------     -----------      -----------     -----------     -----------    -----------      ---------        ---------

   (802,365)     (1,097,149)      (1,518,815)     (2,443,401)     (1,504,018)    (1,817,149)      (307,369)        (132,559)
 ----------     -----------      -----------     -----------     -----------    -----------      ---------        ---------

 $ (798,681)    $(1,059,589)     $(1,561,018)    $(2,488,262)    $(1,362,866)   $(1,835,643)     $(316,098)       $(147,072)
 ==========     ===========      ===========     ===========     ===========    ===========      =========        =========

  The accompanying notes are an integral part of these financial statements.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                              SUBACCOUNTS
                                            ------------------------------------------------------------------------------

                                            Prudential SP  Prudential SP   Prudential SP    Prudential SP    Prudential SP
                                             Davis Value  Small-Cap Value    Small Cap       PIMCO Total      PIMCO High
                                              Portfolio      Portfolio    Growth Portfolio Return Portfolio Yield Portfolio
                                            ------------- --------------- ---------------- ---------------- ---------------
ASSETS
  Investment in the portfolios, at value...  $ 8,629,154    $10,784,712      $       0       $34,031,067      $ 9,225,842
                                             -----------    -----------      ---------       -----------      -----------
  Net Assets...............................  $ 8,629,154    $10,784,712      $       0       $34,031,067      $ 9,225,842
                                             ===========    ===========      =========       ===========      ===========

NET ASSETS, representing:
  Accumulation units.......................  $ 8,629,154    $10,784,712      $       0       $34,031,067      $ 9,225,842
                                             -----------    -----------      ---------       -----------      -----------
                                             $ 8,629,154    $10,784,712      $       0       $34,031,067      $ 9,225,842
                                             ===========    ===========      =========       ===========      ===========

  Units outstanding........................    9,313,523      9,555,525              0        26,982,828        8,609,171
                                             ===========    ===========      =========       ===========      ===========

  Portfolio shares held....................    1,284,100      1,419,041              0         3,076,950        1,376,991
  Portfolio net asset value per share......  $      6.72    $      7.60      $    0.00       $     11.06      $      6.70
  Investment in portfolio shares, at
   cost....................................  $12,565,425    $18,062,039      $       0       $34,852,374      $13,792,850

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                              SUBACCOUNTS
                                            ------------------------------------------------------------------------------

                                            Prudential SP  Prudential SP   Prudential SP    Prudential SP    Prudential SP
                                             Davis Value  Small-Cap Value    Small Cap       PIMCO Total      PIMCO High
                                              Portfolio      Portfolio    Growth Portfolio Return Portfolio Yield Portfolio
                                            ------------- --------------- ---------------- ---------------- ---------------
INVESTMENT INCOME
  Dividend income..........................  $   195,295    $   173,098      $       0       $ 1,866,222      $ 1,037,423
                                             -----------    -----------      ---------       -----------      -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      205,995        240,070         13,532           567,247          199,943
                                             -----------    -----------      ---------       -----------      -----------

NET INVESTMENT INCOME (LOSS)...............      (10,700)       (66,972)       (13,532)        1,298,975          837,480
                                             -----------    -----------      ---------       -----------      -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....      831,835      1,656,789              0                 0           13,830
  Realized gain (loss) on shares
   redeemed................................     (185,983)    (1,027,445)       360,498           (23,797)        (487,099)
  Net change in unrealized gain (loss) on
   investments.............................   (6,967,251)    (6,028,293)      (484,988)       (1,985,230)      (3,969,398)
                                             -----------    -----------      ---------       -----------      -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   (6,321,399)    (5,398,949)      (124,490)       (2,009,027)      (4,442,667)
                                             -----------    -----------      ---------       -----------      -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $(6,332,099)   $(5,465,921)     $(138,022)      $  (710,052)     $(3,605,187)
                                             ===========    ===========      =========       ===========      ===========

  The accompanying notes are an integral part of these financial statements.

                                      A5

                                            SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------
                                                   Prudential SP
   Janus Aspen                                       Strategic                   SP Prudential  Prudential SP
    Large Cap       Prudential SP   Prudential SP     Partners    Prudential SP  U.S. Emerging   Conservative
Growth Portfolio - Large Cap Value AIM Core Equity Focused Growth Mid Cap Growth    Growth     Asset Allocation
  Service Shares      Portfolio       Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
------------------ --------------- --------------- -------------- -------------- ------------- ----------------
    $ 479,140         $       0       $       0      $1,130,118    $ 3,109,405    $ 5,090,651    $18,879,269
    ---------         ---------       ---------      ----------    -----------    -----------    -----------
    $ 479,140         $       0       $       0      $1,130,118    $ 3,109,405    $ 5,090,651    $18,879,269
    =========         =========       =========      ==========    ===========    ===========    ===========

    $ 479,140         $       0       $       0      $1,130,118    $ 3,109,405    $ 5,090,651    $18,879,269
    ---------         ---------       ---------      ----------    -----------    -----------    -----------
    $ 479,140         $       0       $       0      $1,130,118    $ 3,109,405    $ 5,090,651    $18,879,269
    =========         =========       =========      ==========    ===========    ===========    ===========

      662,491                 0               0       1,416,892      4,400,738      4,496,704     15,167,938
    =========         =========       =========      ==========    ===========    ===========    ===========

       30,734                 0               0         236,426        906,532      1,111,496      2,123,652
    $   15.59         $    0.00       $    0.00      $     4.78    $      3.43    $      4.58    $      8.89

    $ 611,926         $       0       $       0      $1,629,145    $ 5,501,306    $ 7,973,565    $22,784,439

                                            SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------
                                                   Prudential SP
   Janus Aspen                                       Strategic                   SP Prudential  Prudential SP
    Large Cap       Prudential SP   Prudential SP     Partners    Prudential SP  U.S. Emerging   Conservative
Growth Portfolio - Large Cap Value AIM Core Equity Focused Growth Mid Cap Growth    Growth     Asset Allocation
  Service Shares      Portfolio       Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
------------------ --------------- --------------- -------------- -------------- ------------- ----------------
    $   4,245         $       0       $       0      $        0    $         0    $    23,049    $   785,547
    ---------         ---------       ---------      ----------    -----------    -----------    -----------


       11,308            27,838           8,187          26,022         78,284        118,789        396,536
    ---------         ---------       ---------      ----------    -----------    -----------    -----------

       (7,063)          (27,838)         (8,187)        (26,022)       (78,284)       (95,740)       389,011
    ---------         ---------       ---------      ----------    -----------    -----------    -----------

            0                 0               0         123,017      1,199,659      1,287,166      1,304,741

          998           538,476         344,784         (15,465)      (299,062)      (150,646)      (303,981)

     (352,897)         (742,386)       (363,057)       (846,418)    (3,488,295)    (4,317,988)    (7,128,425)
    ---------         ---------       ---------      ----------    -----------    -----------    -----------

     (351,899)         (203,910)        (18,273)       (738,866)    (2,587,698)    (3,181,468)    (6,127,665)
    ---------         ---------       ---------      ----------    -----------    -----------    -----------

    $(358,962)        $(231,748)      $ (26,460)     $ (764,888)   $(2,665,982)   $(3,277,208)   $(5,738,654)
    =========         =========       =========      ==========    ===========    ===========    ===========

  The accompanying notes are an integral part of these financial statements.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                          SUBACCOUNTS
                                            -----------------------------------------------------------------------
                                                                         Prudential SP
                                            Prudential SP  Prudential SP  Aggressive   Prudential SP
                                            Balanced Asset Growth Asset  Growth Asset  International  Prudential SP
                                              Allocation    Allocation    Allocation      Growth      International
                                              Portfolio      Portfolio     Portfolio     Portfolio   Value Portfolio
                                            -------------- ------------- ------------- ------------- ---------------
ASSETS
  Investment in the portfolios, at value...  $ 43,091,965  $ 26,815,629   $ 2,691,591   $ 2,915,651    $ 3,161,920
                                             ------------  ------------   -----------   -----------    -----------
  Net Assets...............................  $ 43,091,965  $ 26,815,629   $ 2,691,591   $ 2,915,651    $ 3,161,920
                                             ============  ============   ===========   ===========    ===========

NET ASSETS, representing:
  Accumulation units.......................  $ 43,091,965  $ 26,815,629   $ 2,691,591   $ 2,915,651    $ 3,161,920
                                             ------------  ------------   -----------   -----------    -----------
                                             $ 43,091,965  $ 26,815,629   $ 2,691,591   $ 2,915,651    $ 3,161,920
                                             ============  ============   ===========   ===========    ===========

  Units outstanding........................    33,412,588    20,265,750     2,710,994     3,161,214      2,902,428
                                             ============  ============   ===========   ===========    ===========

  Portfolio shares held....................     5,510,481     4,062,974       483,230       845,116        638,772
  Portfolio net asset value per share......  $       7.82  $       6.60   $      5.57   $      3.45    $      4.95
  Investment in portfolio shares, at
   cost....................................  $ 56,617,934  $ 38,970,335   $ 4,031,230   $ 5,675,185    $ 5,653,528

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                          SUBACCOUNTS
                                            -----------------------------------------------------------------------
                                                                         Prudential SP
                                            Prudential SP  Prudential SP  Aggressive   Prudential SP
                                            Balanced Asset Growth Asset  Growth Asset  International  Prudential SP
                                              Allocation    Allocation    Allocation      Growth      International
                                              Portfolio      Portfolio     Portfolio     Portfolio   Value Portfolio
                                            -------------- ------------- ------------- ------------- ---------------
INVESTMENT INCOME
  Dividend income..........................  $  1,461,330  $    661,601   $    47,131   $    80,607    $   133,898
                                             ------------  ------------   -----------   -----------    -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       986,793       666,118        69,945        75,908         75,484

NET EXPENSES...............................       986,793       666,118        69,945        75,908         75,484
                                             ------------  ------------   -----------   -----------    -----------

NET INVESTMENT INCOME (LOSS)...............       474,537        (4,517)      (22,814)        4,699         58,414
                                             ------------  ------------   -----------   -----------    -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....     4,429,812     3,875,315       467,542       980,599        776,260
  Realized gain (loss) on shares
   redeemed................................      (633,061)     (421,791)      (92,536)     (213,222)      (179,509)
  Net change in unrealized gain (loss) on
   investments.............................   (24,212,928)  (20,670,280)   (2,666,820)   (3,985,570)    (3,372,540)
                                             ------------  ------------   -----------   -----------    -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   (20,416,177)  (17,216,756)   (2,291,814)   (3,218,193)    (2,775,789)
                                             ------------  ------------   -----------   -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $(19,941,640) $(17,221,273)  $(2,314,628)  $(3,213,494)   $(2,717,375)
                                             ============  ============   ===========   ===========    ===========

***Represents less than one share.

  The accompanying notes are an integral part of these financial statements.

                                      A7

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------

 Evergreen VA                                                                            AST
  Diversified   Evergreen               Evergreen VA Evergreen VA   Evergreen VA  AllianceBernstein   AST American
Capital Builder VA Growth  Evergreen VA   Special    International  Fundamental    Growth & Income  Century Income &
     Fund         Fund      Omega Fund  Values Fund   Equity Fund  Large Cap Fund     Portfolio     Growth Portfolio
--------------- ---------  ------------ ------------ ------------- -------------- ----------------- ----------------
     $   2        $   3     $ 270,570     $ 31,221     $ 180,102     $ 235,688        $ 476,989        $ 605,274
     -----        -----     ---------     --------     ---------     ---------        ---------        ---------
     $   2        $   3     $ 270,570     $ 31,221     $ 180,102     $ 235,688        $ 476,989        $ 605,274
     =====        =====     =========     ========     =========     =========        =========        =========

     $   2        $   3     $ 270,570     $ 31,221     $ 180,102     $ 235,688        $ 476,989        $ 605,274
     -----        -----     ---------     --------     ---------     ---------        ---------        ---------
     $   2        $   3     $ 270,570     $ 31,221     $ 180,102     $ 235,688        $ 476,989        $ 605,274
     =====        =====     =========     ========     =========     =========        =========        =========

         3            3       230,226       26,172        16,398        25,325           69,824           82,344
     =====        =====     =========     ========     =========     =========        =========        =========

         0***         0***     18,751        3,401        18,741        18,529           38,343           61,449
     $8.44        $8.25     $   14.43     $   9.18     $    9.61     $   12.72        $   12.44        $    9.85

     $   3        $   5     $ 278,567     $ 50,900     $ 234,601     $ 292,160        $ 781,190        $ 924,551

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------

 Evergreen VA                                                                            AST
  Diversified   Evergreen               Evergreen VA Evergreen VA   Evergreen VA  AllianceBernstein   AST American
Capital Builder VA Growth  Evergreen VA   Special    International  Fundamental    Growth & Income  Century Income &
     Fund         Fund      Omega Fund  Values Fund   Equity Fund  Large Cap Fund     Portfolio     Growth Portfolio
--------------- ---------  ------------ ------------ ------------- -------------- ----------------- ----------------
     $   0        $   0     $       0     $    516     $       0     $   4,702        $   9,049        $  15,677
     -----        -----     ---------     --------     ---------     ---------        ---------        ---------


         0            0         5,965          855         4,269         5,696            8,418           11,590

         0            0         5,965          855         4,269         5,696            8,418           11,590
     -----        -----     ---------     --------     ---------     ---------        ---------        ---------

         0            0        (5,965)        (339)       (4,269)         (994)             631            4,087
     -----        -----     ---------     --------     ---------     ---------        ---------        ---------

         0            0             0            0         7,231             0           59,854                0

         0            0         4,046       (9,863)          211        (3,460)         (14,907)         (35,686)

        (1)          (2)     (107,639)      (9,599)     (136,902)     (128,872)        (332,716)        (290,580)
     -----        -----     ---------     --------     ---------     ---------        ---------        ---------

        (1)          (2)     (103,593)     (19,462)     (129,460)     (132,332)        (287,769)        (326,266)
     -----        -----     ---------     --------     ---------     ---------        ---------        ---------

     $  (1)       $  (2)    $(109,558)    $(19,801)    $(133,729)    $(133,326)       $(287,138)       $(322,179)
     =====        =====     =========     ========     =========     =========        =========        =========

  The accompanying notes are an integral part of these financial statements.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                           SUBACCOUNTS
                                            -------------------------------------------------------------------------
                                              AST Schroders                   AST UBS                    AST Neuberger
                                            Multi-Asset World  AST Cohen &    Dynamic       AST DeAm     Berman Small-
                                               Strategies     Steers Realty    Alpha        Large-Cap     Cap Growth
                                                Portfolio       Portfolio    Portfolio   Value Portfolio   Portfolio
                                            ----------------- ------------- -----------  --------------- -------------
ASSETS
  Investment in the portfolios, at value...    $2,073,904      $  495,161   $12,483,459    $  608,075      $ 188,560
                                               ----------      ----------   -----------    ----------      ---------
  Net Assets...............................    $2,073,904      $  495,161   $12,483,459    $  608,075      $ 188,560
                                               ==========      ==========   ===========    ==========      =========

NET ASSETS, representing:
  Accumulation units.......................    $2,073,904      $  495,161   $12,483,459    $  608,075      $ 188,560
                                               ----------      ----------   -----------    ----------      ---------
                                               $2,073,904      $  495,161   $12,483,459    $  608,075      $ 188,560
                                               ==========      ==========   ===========    ==========      =========

  Units outstanding........................       261,803          69,902     1,403,815        85,900         28,910
                                               ==========      ==========   ===========    ==========      =========

  Portfolio shares held....................       214,025         131,343     1,149,490        91,578         30,610
  Portfolio net asset value per share......    $     9.69      $     3.77   $     10.86    $     6.64      $    6.16
  Investment in portfolio shares, at
   cost....................................    $2,496,968      $1,383,829   $13,979,325    $1,060,292      $ 278,233

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                           SUBACCOUNTS
                                            -------------------------------------------------------------------------
                                              AST Schroders                   AST UBS                    AST Neuberger
                                            Multi-Asset World  AST Cohen &    Dynamic       AST DeAm     Berman Small-
                                               Strategies     Steers Realty    Alpha        Large-Cap     Cap Growth
                                                Portfolio       Portfolio    Portfolio   Value Portfolio   Portfolio
                                            ----------------- ------------- -----------  --------------- -------------
INVESTMENT INCOME
  Dividend income..........................    $   48,526      $   39,211   $    25,099    $   17,587      $       0
                                               ----------      ----------   -----------    ----------      ---------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............        43,412          13,104       155,121        10,988          4,108
                                               ----------      ----------   -----------    ----------      ---------

NET INVESTMENT INCOME (LOSS)...............         5,114          26,107      (130,022)        6,599         (4,108)
                                               ----------      ----------   -----------    ----------      ---------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....       247,368         448,109       345,151       111,145              0
  Realized gain (loss) on shares
   redeemed................................      (751,141)       (306,955)   (1,698,822)      (33,017)       (14,826)
  Net change in unrealized gain (loss) on
   investments.............................      (396,288)       (488,580)   (1,446,104)     (413,116)      (113,910)
                                               ----------      ----------   -----------    ----------      ---------

NET GAIN (LOSS) ON
   INVESTMENTS.............................      (900,061)       (347,426)   (2,799,775)     (334,988)      (128,736)
                                               ----------      ----------   -----------    ----------      ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................    $ (894,947)     $ (321,319)  $(2,929,797)   $ (328,389)     $(132,844)
                                               ==========      ==========   ===========    ==========      =========

  The accompanying notes are an integral part of these financial statements.

                                      A9

                                                  SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------
                                AST Federated                                   AST Goldman
   AST DeAm                      Aggressive                                        Sachs         AST Goldman     AST Large-
   Small-Cap       AST High        Growth       AST Mid-Cap    AST Small-Cap    Concentrated    Sachs Mid-Cap    Cap Value
Value Portfolio Yield Portfolio   Portfolio   Value Portfolio Value Portfolio Growth Portfolio Growth Portfolio  Portfolio
--------------- --------------- ------------- --------------- --------------- ---------------- ---------------- -----------

   $       0      $1,242,799      $ 464,748      $ 423,337      $  977,396       $  833,452       $  638,366    $ 3,907,642
   ---------      ----------      ---------      ---------      ----------       ----------       ----------    -----------
   $       0      $1,242,799      $ 464,748      $ 423,337      $  977,396       $  833,452       $  638,366    $ 3,907,642
   =========      ==========      =========      =========      ==========       ==========       ==========    ===========

   $       0      $1,242,799      $ 464,748      $ 423,337      $  977,396       $  833,452       $  638,366    $ 3,907,642
   ---------      ----------      ---------      ---------      ----------       ----------       ----------    -----------
   $       0      $1,242,799      $ 464,748      $ 423,337      $  977,396       $  833,452       $  638,366    $ 3,907,642
   =========      ==========      =========      =========      ==========       ==========       ==========    ===========

           0         158,026         68,946         62,840         137,400          116,247           90,759        594,420
   =========      ==========      =========      =========      ==========       ==========       ==========    ===========

           0         234,490         88,020         59,457         112,733           50,148          220,888        380,862
   $    0.00      $     5.30      $    5.28      $    7.12      $     8.67       $    16.62       $     2.89    $     10.26

   $       0      $1,834,108      $ 888,802      $ 691,117      $1,503,704       $1,241,358       $1,020,644    $ 6,766,013

                                                  SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------
                                AST Federated                                   AST Goldman
   AST DeAm                      Aggressive                                        Sachs         AST Goldman     AST Large-
   Small-Cap       AST High        Growth       AST Mid-Cap    AST Small-Cap    Concentrated    Sachs Mid-Cap    Cap Value
Value Portfolio Yield Portfolio   Portfolio   Value Portfolio Value Portfolio Growth Portfolio Growth Portfolio  Portfolio
--------------- --------------- ------------- --------------- --------------- ---------------- ---------------- -----------

   $   9,596      $  133,922      $       0      $   6,212      $   11,404       $    1,695       $        0    $    89,975
   ---------      ----------      ---------      ---------      ----------       ----------       ----------    -----------

       3,333          23,745         10,307          8,814          15,958           17,716           12,943         63,755
   ---------      ----------      ---------      ---------      ----------       ----------       ----------    -----------

       6,263         110,177        (10,307)        (2,602)         (4,554)         (16,021)         (12,943)        26,220
   ---------      ----------      ---------      ---------      ----------       ----------       ----------    -----------

           0               0        135,552         25,359         109,637                0          158,972        334,366

    (157,593)        (60,866)       (30,580)       (45,132)        (92,944)         (32,044)         (35,976)      (407,853)

     113,006        (494,803)      (466,857)      (253,232)       (404,695)        (511,413)        (517,959)    (2,811,908)
   ---------      ----------      ---------      ---------      ----------       ----------       ----------    -----------

     (44,587)       (555,669)      (361,885)      (273,005)       (388,002)        (543,457)        (394,963)    (2,885,395)
   ---------      ----------      ---------      ---------      ----------       ----------       ----------    -----------

   $ (38,324)     $ (445,492)     $(372,192)     $(275,607)     $ (392,556)      $ (559,478)      $ (407,906)   $(2,859,175)
   =========      ==========      =========      =========      ==========       ==========       ==========    ===========

  The accompanying notes are an integral part of these financial statements.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                              SUBACCOUNTS
                                            ------------------------------------------------------------------------------
                                              AST Lord                                                      AST Neuberger
                                            Abbett Bond-  AST Marsico                     AST Neuberger   Berman / LSV Mid-
                                             Debenture   Capital Growth     AST MFS       Berman Mid-Cap      Cap Value
                                             Portfolio     Portfolio    Growth Portfolio Growth Portfolio     Portfolio
                                            ------------ -------------- ---------------- ---------------- -----------------
ASSETS
  Investment in the portfolios, at value...  $1,585,710   $ 2,337,282      $ 448,557        $  836,156       $  899,864
                                             ----------   -----------      ---------        ----------       ----------
  Net Assets...............................  $1,585,710   $ 2,337,282      $ 448,557        $  836,156       $  899,864
                                             ==========   ===========      =========        ==========       ==========

NET ASSETS, representing:
  Accumulation units.......................  $1,585,710   $ 2,337,282      $ 448,557        $  836,156       $  899,864
                                             ----------   -----------      ---------        ----------       ----------
                                             $1,585,710   $ 2,337,282      $ 448,557        $  836,156       $  899,864
                                             ==========   ===========      =========        ==========       ==========

  Units outstanding........................     187,398       337,845         57,276           108,689          143,302
                                             ==========   ===========      =========        ==========       ==========

  Portfolio shares held....................     200,216       184,765         65,197            65,376           99,874
  Portfolio net asset value per share......  $     7.92   $     12.65      $    6.88        $    12.79       $     9.01
  Investment in portfolio shares, at
   cost....................................  $2,237,207   $ 3,652,772      $ 622,274        $1,241,885       $1,746,942

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                              SUBACCOUNTS
                                            ------------------------------------------------------------------------------
                                              AST Lord                                                      AST Neuberger
                                            Abbett Bond-  AST Marsico                     AST Neuberger   Berman / LSV Mid-
                                             Debenture   Capital Growth     AST MFS       Berman Mid-Cap      Cap Value
                                             Portfolio     Portfolio    Growth Portfolio Growth Portfolio     Portfolio
                                            ------------ -------------- ---------------- ---------------- -----------------
INVESTMENT INCOME
  Dividend income..........................  $  150,774   $    12,977      $   1,380        $        0       $   21,851
                                             ----------   -----------      ---------        ----------       ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      30,757        39,950          7,444            17,875           20,284
                                             ----------   -----------      ---------        ----------       ----------

NET INVESTMENT INCOME (LOSS)...............     120,017       (26,973)        (6,064)          (17,875)           1,567
                                             ----------   -----------      ---------        ----------       ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....      64,121       137,251              0                 0           91,919
  Realized gain (loss) on shares
   redeemed................................    (105,452)      (61,793)          (472)           (2,626)        (100,229)
  Net change in unrealized gain (loss) on
   investments.............................    (642,545)   (1,635,347)      (213,884)         (600,642)        (667,402)
                                             ----------   -----------      ---------        ----------       ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    (683,876)   (1,559,889)      (214,356)         (603,268)        (675,712)
                                             ----------   -----------      ---------        ----------       ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ (563,859)  $(1,586,862)     $(220,420)       $ (621,143)      $ (674,145)
                                             ==========   ===========      =========        ==========       ==========

  The accompanying notes are an integral part of these financial statements.

                                      A11

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
  AST PIMCO          AST                      AST T. Rowe  AST T. Rowe
   Limited    AllianceBernstein              Price Natural Price Asset     AST MFS      AST JPMorgan   AST T. Rowe Price
Maturity Bond    Core Value      AST QMA US    Resources   Allocation   Global Equity  International      Global Bond
  Portfolio       Portfolio     Equity Alpha   Portfolio    Portfolio     Portfolio   Equity Portfolio     Portfolio
------------- ----------------- ------------ ------------- -----------  ------------- ---------------- -----------------

 $2,892,315      $  500,654      $  651,931   $ 2,681,397  $11,921,445    $ 374,443      $  846,690       $1,666,810
 ----------      ----------      ----------   -----------  -----------    ---------      ----------       ----------
 $2,892,315      $  500,654      $  651,931   $ 2,681,397  $11,921,445    $ 374,443      $  846,690       $1,666,810
 ==========      ==========      ==========   ===========  ===========    =========      ==========       ==========

 $2,892,315      $  500,654      $  651,931   $ 2,681,397  $11,921,445    $ 374,443      $  846,690       $1,666,810
 ----------      ----------      ----------   -----------  -----------    ---------      ----------       ----------
 $2,892,315      $  500,654      $  651,931   $ 2,681,397  $11,921,445    $ 374,443      $  846,690       $1,666,810
 ==========      ==========      ==========   ===========  ===========    =========      ==========       ==========

    270,124          78,393          99,785       332,759    1,436,816       45,721         119,443          159,960
 ==========      ==========      ==========   ===========  ===========    =========      ==========       ==========

    266,573          79,469          79,214       149,298      935,015       53,037          56,184          148,690
 $    10.85      $     6.30      $     8.23   $     17.96  $     12.75    $    7.06      $    15.07       $    11.21

 $2,992,719      $1,022,353      $1,059,469   $ 4,845,762  $13,747,579    $ 623,799      $1,282,968       $1,764,725

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
  AST PIMCO          AST                      AST T. Rowe  AST T. Rowe
   Limited    AllianceBernstein              Price Natural Price Asset     AST MFS      AST JPMorgan   AST T. Rowe Price
Maturity Bond    Core Value      AST QMA US    Resources   Allocation   Global Equity  International      Global Bond
  Portfolio       Portfolio     Equity Alpha   Portfolio    Portfolio     Portfolio   Equity Portfolio     Portfolio
------------- ----------------- ------------ ------------- -----------  ------------- ---------------- -----------------

 $  131,590      $   23,029      $   21,251   $    32,907  $   202,715    $   6,488      $   31,257       $   67,067
 ----------      ----------      ----------   -----------  -----------    ---------      ----------       ----------

     37,717          11,010          15,712        85,358      204,342        8,691          19,239           23,654
 ----------      ----------      ----------   -----------  -----------    ---------      ----------       ----------

     93,873          12,019           5,539       (52,451)      (1,627)      (2,203)         12,018           43,413
 ----------      ----------      ----------   -----------  -----------    ---------      ----------       ----------

          0          82,553               0       508,488      419,979      125,782               0           41,344

      3,105         (77,157)        (41,014)     (510,521)  (2,606,913)    (146,680)        (99,356)         (26,521)

   (131,832)       (400,108)       (412,174)   (3,307,435)  (1,675,406)    (232,409)       (574,981)        (162,171)
 ----------      ----------      ----------   -----------  -----------    ---------      ----------       ----------

   (128,727)       (394,712)       (453,188)   (3,309,468)  (3,862,340)    (253,307)       (674,337)        (147,348)
 ----------      ----------      ----------   -----------  -----------    ---------      ----------       ----------

 $  (34,854)     $ (382,693)     $ (447,649)  $(3,361,919) $(3,863,967)   $(255,510)     $ (662,319)      $ (103,935)
 ==========      ==========      ==========   ===========  ===========    =========      ==========       ==========

  The accompanying notes are an integral part of these financial statements.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                             SUBACCOUNTS
                                            -----------------------------------------------------------------------------
                                                                           AST Academic
                                                             AST Capital    Strategies
                                             AST Aggressive  Growth Asset     Asset        AST Balanced   AST Preservation
                                            Asset Allocation  Allocation    Allocation   Asset Allocation Asset Allocation
                                               Portfolio      Portfolio     Portfolio       Portfolio        Portfolio
                                            ---------------- ------------  ------------  ---------------- ----------------
ASSETS
  Investment in the portfolios, at value...   $ 1,987,772    $ 57,871,806  $ 80,836,492    $ 52,640,503     $21,353,325
                                              -----------    ------------  ------------    ------------     -----------
  Net Assets...............................   $ 1,987,772    $ 57,871,806  $ 80,836,492    $ 52,640,503     $21,353,325
                                              ===========    ============  ============    ============     ===========

NET ASSETS, representing:
  Accumulation units.......................   $ 1,987,772    $ 57,871,806  $ 80,836,492    $ 52,640,503     $21,353,325
                                              -----------    ------------  ------------    ------------     -----------
                                              $ 1,987,772    $ 57,871,806  $ 80,836,492    $ 52,640,503     $21,353,325
                                              ===========    ============  ============    ============     ===========

  Units outstanding........................       296,114       7,656,379    10,411,339       6,523,224       2,402,539
                                              ===========    ============  ============    ============     ===========

  Portfolio shares held....................       307,229       7,624,744    10,245,436       6,396,173       2,346,519
  Portfolio net asset value per share......   $      6.47    $       7.59  $       7.89    $       8.23     $      9.10
  Investment in portfolio shares, at
   cost....................................   $ 3,363,644    $ 82,831,075  $109,393,271    $ 66,554,516     $23,531,592

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                             SUBACCOUNTS
                                            -----------------------------------------------------------------------------
                                                                           AST Academic
                                                             AST Capital    Strategies
                                             AST Aggressive  Growth Asset     Asset        AST Balanced   AST Preservation
                                            Asset Allocation  Allocation    Allocation   Asset Allocation Asset Allocation
                                               Portfolio      Portfolio     Portfolio       Portfolio        Portfolio
                                            ---------------- ------------  ------------  ---------------- ----------------
INVESTMENT INCOME
  Dividend income..........................   $    20,781    $    742,971  $  1,271,772    $    605,311     $   118,397
                                              -----------    ------------  ------------    ------------     -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............        45,349       1,608,336     2,283,230       1,150,830         291,332
                                              -----------    ------------  ------------    ------------     -----------

NET INVESTMENT INCOME (LOSS)...............       (24,568)       (865,365)   (1,011,458)       (545,519)       (172,935)
                                              -----------    ------------  ------------    ------------     -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....       340,085       4,886,617     5,246,198       2,143,376         468,339
  Realized gain (loss) on shares
   redeemed................................      (112,673)     (5,858,048)   (9,875,449)     (6,074,964)     (1,218,283)
  Net change in unrealized gain (loss) on
   investments.............................    (1,770,366)    (32,494,817)  (38,423,760)    (17,442,397)     (2,842,036)
                                              -----------    ------------  ------------    ------------     -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    (1,542,954)    (33,466,248)  (43,053,011)    (21,373,985)     (3,591,980)
                                              -----------    ------------  ------------    ------------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $(1,567,522)   $(34,331,613) $(44,064,469)   $(21,919,504)    $(3,764,915)
                                              ===========    ============  ============    ============     ===========

  The accompanying notes are an integral part of these financial statements.

                                      A13

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
 AST First
   Trust     AST First Trust
 Balanced        Capital      AST Advanced   AST T. Rowe    AST Money                     AST Pimco
  Target       Appreciation    Strategies  Price Large-Cap   Market     AST Small-Cap    Total Return  AST International
 Portfolio   Target Portfolio  Portfolio   Growth Portfolio Portfolio  Growth Portfolio Bond Portfolio  Value Portfolio
-----------  ---------------- ------------ ---------------- ---------- ---------------- -------------- -----------------
$11,611,113    $ 7,954,358    $17,350,115    $ 1,770,104    $3,490,043    $1,749,860      $3,967,893       $ 498,991
-----------    -----------    -----------    -----------    ----------    ----------      ----------       ---------
$11,611,113    $ 7,954,358    $17,350,115    $ 1,770,104    $3,490,043    $1,749,860      $3,967,893       $ 498,991
===========    ===========    ===========    ===========    ==========    ==========      ==========       =========

$11,611,113    $ 7,954,358    $17,350,115    $ 1,770,104    $3,490,043    $1,749,860      $3,967,893       $ 498,991
-----------    -----------    -----------    -----------    ----------    ----------      ----------       ---------
$11,611,113    $ 7,954,358    $17,350,115    $ 1,770,104    $3,490,043    $1,749,860      $3,967,893       $ 498,991
===========    ===========    ===========    ===========    ==========    ==========      ==========       =========

  1,611,252      1,204,656      2,220,146        282,486       327,723       259,220         376,854          71,808
===========    ===========    ===========    ===========    ==========    ==========      ==========       =========

  1,584,054      1,159,527      2,179,663        253,960     3,490,043       156,238         350,831          44,593
$      7.33    $      6.86    $      7.96    $      6.97    $     1.00    $    11.20      $    11.31       $   11.19

$14,888,542    $11,577,147    $21,614,020    $ 2,811,899    $3,490,043    $2,509,637      $4,003,317       $ 868,946

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
 AST First
   Trust     AST First Trust
 Balanced        Capital      AST Advanced   AST T. Rowe    AST Money                     AST Pimco
  Target       Appreciation    Strategies  Price Large-Cap   Market     AST Small-Cap    Total Return  AST International
 Portfolio   Target Portfolio  Portfolio   Growth Portfolio Portfolio  Growth Portfolio Bond Portfolio  Value Portfolio
-----------  ---------------- ------------ ---------------- ---------- ---------------- -------------- -----------------
$   265,626    $   140,067    $   322,077    $     3,424    $   47,945    $        0      $   90,227       $  20,118
-----------    -----------    -----------    -----------    ----------    ----------      ----------       ---------


    263,815        236,365        369,896         28,268        31,987        24,268          42,103          12,542
-----------    -----------    -----------    -----------    ----------    ----------      ----------       ---------

      1,811        (96,298)       (47,819)       (24,844)       15,958       (24,268)         48,124           7,576
-----------    -----------    -----------    -----------    ----------    ----------      ----------       ---------

    223,623        146,379        415,613              0             0             0          13,112          61,199

 (2,439,460)    (2,166,412)    (2,404,578)      (111,965)            0       (50,107)        (25,546)        (86,996)

 (3,837,084)    (4,227,032)    (5,136,392)    (1,073,767)            0      (763,814)       (130,171)       (445,253)
-----------    -----------    -----------    -----------    ----------    ----------      ----------       ---------

 (6,052,921)    (6,247,065)    (7,125,357)    (1,185,732)            0      (813,921)       (142,605)       (471,050)
-----------    -----------    -----------    -----------    ----------    ----------      ----------       ---------

$(6,051,110)   $(6,343,363)   $(7,173,176)   $(1,210,576)   $   15,958    $ (838,189)     $  (94,481)      $(463,474)
===========    ===========    ===========    ===========    ==========    ==========      ==========       =========

  The accompanying notes are an integral part of these financial statements.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                           SUBACCOUNTS
                                            ------------------------------------------------------------------------

                                                                            AST Western
                                                              Gartmore NVIT Asset Core  AST Investment
                                            AST International  Developing    Plus Bond    Grade Bond      AST Bond
                                            Growth Portfolio  Markets Fund   Portfolio    Portfolio    Portfolio 2018
                                            ----------------- ------------- ----------- -------------- --------------
ASSETS
  Investment in the portfolios, at value...     $ 463,132      $ 1,579,201   $398,606    $44,675,335      $74,835
                                                ---------      -----------   --------    -----------      -------
  Net Assets...............................     $ 463,132      $ 1,579,201   $398,606    $44,675,335      $74,835
                                                =========      ===========   ========    ===========      =======

NET ASSETS, representing:
  Accumulation units.......................     $ 463,132      $ 1,579,201   $398,606    $44,675,335      $74,835
                                                ---------      -----------   --------    -----------      -------
                                                $ 463,132      $ 1,579,201   $398,606    $44,675,335      $74,835
                                                =========      ===========   ========    ===========      =======

  Units outstanding........................        76,019          168,193     42,998      4,157,246        6,229
                                                =========      ===========   ========    ===========      =======

  Portfolio shares held....................        60,858          421,120     42,181      4,098,655        6,119
  Portfolio net asset value per share......     $    7.61      $      3.75   $   9.45    $     10.90      $ 12.23
  Investment in portfolio shares, at
   cost....................................     $ 935,269      $ 4,693,791   $394,237    $40,908,764      $70,227

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                           SUBACCOUNTS
                                            ------------------------------------------------------------------------

                                                                            AST Western
                                                              Gartmore NVIT Asset Core  AST Investment
                                            AST International  Developing    Plus Bond    Grade Bond      AST Bond
                                            Growth Portfolio  Markets Fund   Portfolio    Portfolio    Portfolio 2018
                                            ----------------- ------------- ----------- -------------- --------------
INVESTMENT INCOME
  Dividend income..........................     $   9,702      $    28,046   $    128    $         0      $     0
                                                ---------      -----------   --------    -----------      -------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............        10,768           58,110      1,574        223,744          368
                                                ---------      -----------   --------    -----------      -------

NET INVESTMENT INCOME (LOSS)...............        (1,066)         (30,064)    (1,446)      (223,744)        (368)
                                                ---------      -----------   --------    -----------      -------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....       123,524        1,771,484         11              0            0
  Realized gain (loss) on shares
   redeemed................................       (65,231)      (1,229,446)    (8,141)     1,022,526       13,695
  Net change in unrealized gain (loss) on
   investments.............................      (536,327)      (3,595,366)     4,181      3,766,571        4,608
                                                ---------      -----------   --------    -----------      -------

NET GAIN (LOSS) ON
   INVESTMENTS.............................      (478,034)      (3,053,328)    (3,949)     4,789,097       18,303
                                                ---------      -----------   --------    -----------      -------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................     $(479,100)     $(3,083,392)  $ (5,395)   $ 4,565,353      $17,935
                                                =========      ===========   ========    ===========      =======

  The accompanying notes are an integral part of these financial statements.

                                      A15

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------
                                                                                                    AST CLS
                                                            Franklin     AST Goldman    AST CLS     Moderate
               AST Global  AST Parametric                 Templeton VIP  Sachs Small- Growth Asset   Asset
   AST Bond    Real Estate    Emerging    AST Focus Four Founding Funds   Cap Value    Allocation  Allocation
Portfolio 2019  Portfolio  Markets Equity Plus Portfolio Allocation Fund  Portfolio    Portfolio   Portfolio
-------------- ----------- -------------- -------------- --------------- ------------ ------------ ----------

   $41,399       $5,174       $11,133        $222,480      $ 3,230,149     $30,439     $1,607,605  $ 990,540
   -------       ------       -------        --------      -----------     -------     ----------  ---------
   $41,399       $5,174       $11,133        $222,480      $ 3,230,149     $30,439     $1,607,605  $ 990,540
   =======       ======       =======        ========      ===========     =======     ==========  =========

   $41,399       $5,174       $11,133        $222,480      $ 3,230,149     $30,439     $1,607,605  $ 990,540
   -------       ------       -------        --------      -----------     -------     ----------  ---------
   $41,399       $5,174       $11,133        $222,480      $ 3,230,149     $30,439     $1,607,605  $ 990,540
   =======       ======       =======        ========      ===========     =======     ==========  =========

     3,422          848         1,996          29,777          485,975       3,985        239,867    134,872
   =======       ======       =======        ========      ===========     =======     ==========  =========

     3,363          989         2,263          29,546          575,784       4,598        216,076    136,063
   $ 12.31       $ 5.23       $  4.92        $   7.53      $      5.61     $  6.62     $     7.44  $    7.28

   $39,991       $5,026       $11,088        $218,709      $ 3,431,232     $30,778     $1,631,694  $ 995,542

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------
                                                                                                    AST CLS
                                                            Franklin     AST Goldman    AST CLS     Moderate
               AST Global  AST Parametric                 Templeton VIP  Sachs Small- Growth Asset   Asset
   AST Bond    Real Estate    Emerging    AST Focus Four Founding Funds   Cap Value    Allocation  Allocation
Portfolio 2019  Portfolio  Markets Equity Plus Portfolio Allocation Fund  Portfolio    Portfolio   Portfolio
-------------- ----------- -------------- -------------- --------------- ------------ ------------ ----------

   $     0       $    0       $     0        $      0      $    58,686     $     0     $      295  $     134
   -------       ------       -------        --------      -----------     -------     ----------  ---------

       156            2            11             618           18,639          91         10,762      4,706
   -------       ------       -------        --------      -----------     -------     ----------  ---------

      (156)          (2)          (11)           (618)          40,047         (91)       (10,467)    (4,572)
   -------       ------       -------        --------      -----------     -------     ----------  ---------

         0            0             0               0           56,728           0          1,041        159

     4,745            0          (416)        (37,273)        (934,178)     (6,469)      (483,220)  (157,258)

     1,408          148            45           3,771         (201,083)       (339)       (24,089)    (5,002)
   -------       ------       -------        --------      -----------     -------     ----------  ---------

     6,153          148          (371)        (33,502)      (1,078,533)     (6,808)      (506,268)  (162,101)
   -------       ------       -------        --------      -----------     -------     ----------  ---------

   $ 5,997       $  146       $  (382)       $(34,120)     $(1,038,486)    $(6,899)    $ (516,735) $(166,673)
   =======       ======       =======        ========      ===========     =======     ==========  =========

  The accompanying notes are an integral part of these financial statements.

                                      A16

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                     SUBACCOUNTS
                                            -------------------------------------------------------------
                                              AST Horizon      AST Horizon      AST Niemann
                                                 Growth          Moderate      Capital Growth
                                            Asset Allocation Asset Allocation Asset Allocation ProFund VP
                                               Portfolio        Portfolio        Portfolio     Industrials
                                            ---------------- ---------------- ---------------- -----------
ASSETS
  Investment in the portfolios, at value...    $ 435,343        $1,814,991        $329,553       $ 6,343
                                               ---------        ----------        --------       -------
  Net Assets...............................    $ 435,343        $1,814,991        $329,553       $ 6,343
                                               =========        ==========        ========       =======

NET ASSETS, representing:
  Accumulation units.......................    $ 435,343        $1,814,991        $329,553       $ 6,343
                                               ---------        ----------        --------       -------
                                               $ 435,343        $1,814,991        $329,553       $ 6,343
                                               =========        ==========        ========       =======

  Units outstanding........................       60,962           238,347          43,922         1,039
                                               =========        ==========        ========       =======

  Portfolio shares held....................       61,576           235,102          45,206           262
  Portfolio net asset value per share......    $    7.07        $     7.72        $   7.29       $ 24.19
  Investment in portfolio shares, at
   cost....................................    $ 440,127        $1,817,508        $337,876       $ 7,438

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                     SUBACCOUNTS
                                            -------------------------------------------------------------
                                              AST Horizon      AST Horizon      AST Niemann
                                              Growth Asset    Moderate Asset   Capital Growth
                                               Allocation       Allocation    Asset Allocation ProFund VP
                                               Portfolio        Portfolio        Portfolio     Industrials
                                            ---------------- ---------------- ---------------- -----------
INVESTMENT INCOME
  Dividend income..........................    $      22        $       60        $      7       $     5
                                               ---------        ----------        --------       -------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............        2,301             7,536           1,223            28
                                               ---------        ----------        --------       -------

NET INVESTMENT INCOME (LOSS)...............       (2,279)           (7,476)         (1,216)          (23)
                                               ---------        ----------        --------       -------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           15                27               8           259
  Realized gain (loss) on shares
   redeemed................................      (93,168)         (257,254)        (42,127)       (2,224)
  Net change in unrealized gain (loss) on
   investments.............................       (4,784)           (2,517)         (8,323)       (1,095)
                                               ---------        ----------        --------       -------

NET GAIN (LOSS) ON
   INVESTMENTS.............................      (97,937)         (259,744)        (50,442)       (3,060)
                                               ---------        ----------        --------       -------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................    $(100,216)       $ (267,220)       $(51,658)      $(3,083)
                                               =========        ==========        ========       =======

  The accompanying notes are an integral part of these financial statements.

                                      A17

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                     SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                    Prudential Money Market   Prudential Diversified Bond
                                           Portfolio                  Portfolio           Prudential Equity Portfolio
                                   -------------------------  --------------------------  -------------------------
                                    01/01/2008   01/01/2007    01/01/2008    01/01/2007    01/01/2008     01/01/2007
                                        to           to            to            to            to             to
                                    12/31/2008   12/31/2007    12/31/2008    12/31/2007    12/31/2008     12/31/2007
                                   -----------  ------------  -----------   -----------   ------------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $   268,570  $    818,619  $ 1,236,778   $ 1,366,273   $      7,855   $  (173,398)
  Capital gains distributions
   received.......................           0             0      315,256             0      3,330,494        26,616
  Realized gain (loss) on shares
   redeemed.......................           0             0     (491,477)     (101,780)      (998,821)      365,152
  Net change in unrealized gain
   (loss) on investments..........           0             0   (2,675,684)      294,233    (16,463,606)    2,930,102
                                   -----------  ------------  -----------   -----------   ------------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................     268,570       818,619   (1,615,127)    1,558,726    (14,124,078)    3,148,472
                                   -----------  ------------  -----------   -----------   ------------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       3,438        22,845      213,004        59,662        100,809       206,377
  Annuity payments................     (22,337)            0      (87,444)            0         (8,525)            0
  Surrenders, withdrawals and
   death benefits.................  (5,001,789)   (8,104,278)  (4,536,579)   (5,363,167)    (3,432,136)   (5,125,456)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  11,129,469     7,392,108   (1,999,737)      645,110     (1,500,047)     (797,273)
  Withdrawal and other
   charges........................     (11,808)       (9,675)     (15,215)      (15,155)       (24,177)      (26,329)
                                   -----------  ------------  -----------   -----------   ------------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   6,096,973      (699,000)  (6,425,971)   (4,673,550)    (4,864,076)   (5,742,681)
                                   -----------  ------------  -----------   -----------   ------------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   6,365,543       119,619   (8,041,098)   (3,114,824)   (18,988,154)   (2,594,209)

NET ASSETS
  Beginning of period.............  22,031,750    21,912,131   36,373,527    39,488,351     39,447,369    42,041,578
                                   -----------  ------------  -----------   -----------   ------------   -----------
  End of period................... $28,397,293  $ 22,031,750  $28,332,429   $36,373,527   $ 20,459,215   $39,447,369
                                   ===========  ============  ===========   ===========   ============   ===========

  Beginning units.................  18,165,989    18,744,479   21,214,216    24,018,773     18,581,432    21,283,305
                                   -----------  ------------  -----------   -----------   ------------   -----------
  Units issued....................  14,261,978    31,178,007      635,400       843,162        396,425       363,769
  Units redeemed..................  (9,127,709)  (31,756,497)  (4,492,033)   (3,647,719)    (3,148,891)   (3,065,642)
                                   -----------  ------------  -----------   -----------   ------------   -----------
  Ending units....................  23,300,258    18,165,989   17,357,583    21,214,216     15,828,966    18,581,432
                                   ===========  ============  ===========   ===========   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A19

                                         SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------
                            Prudential High Yield Bond
Prudential Value Portfolio          Portfolio          Prudential Stock Index Portfolio Prudential Global Portfolio
--------------------------  ------------------------   -------------------------------  --------------------------
 01/01/2008    01/01/2007    01/01/2008    01/01/2007   01/01/2008       01/01/2007      01/01/2008    01/01/2007
     to            to            to            to           to               to              to            to
 12/31/2008    12/31/2007    12/31/2008    12/31/2007   12/31/2008       12/31/2007      12/31/2008    12/31/2007
------------  ------------  -----------   -----------   ------------     -----------    -----------   -----------

$    143,774  $   (100,157) $ 1,133,563   $ 1,134,146  $    302,728     $    29,256     $    34,219   $   (55,599)

   6,901,643     4,932,270            0             0             0               0         541,930             0

  (1,513,998)    2,853,632   (1,156,736)     (594,543)     (714,526)      1,111,400         (72,953)      675,517

 (21,854,428)   (6,727,242)  (3,777,385)     (284,052)  (16,185,402)        899,918      (5,185,389)      507,545
------------  ------------  -----------   -----------   ------------     -----------    -----------   -----------

 (16,323,009)      958,503   (3,800,558)      255,551   (16,597,200)      2,040,574      (4,682,193)    1,127,463
------------  ------------  -----------   -----------   ------------     -----------    -----------   -----------


     116,443     2,008,648       14,566        63,406        76,508         268,201          24,952       118,349
     (34,456)            0      (84,627)            0       (11,252)              0          (2,261)            0

  (4,524,861)   (7,191,003)  (2,304,549)   (3,126,255)   (4,680,173)     (8,801,393)       (936,734)   (1,301,367)

    (967,966)   (5,913,587)    (713,459)      402,044    (1,320,021)     (1,156,134)       (336,087)   (1,092,649)

     (29,819)      (45,266)      (8,404)       (8,620)      (32,604)        (35,749)         (8,809)       (9,801)
------------  ------------  -----------   -----------   ------------     -----------    -----------   -----------

  (5,440,659)  (11,141,208)  (3,096,473)   (2,669,425)   (5,967,542)     (9,725,075)     (1,258,939)   (2,285,468)
------------  ------------  -----------   -----------   ------------     -----------    -----------   -----------

 (21,763,668)  (10,182,705)  (6,897,031)   (2,413,874)  (22,564,742)     (7,684,501)     (5,941,132)   (1,158,005)

  41,707,063    51,889,768   18,566,855    20,980,729    47,587,449      55,271,950      11,567,490    12,725,495
------------  ------------  -----------   -----------   ------------     -----------    -----------   -----------
$ 19,943,395  $ 41,707,063  $11,669,824   $18,566,855  $ 25,022,707     $47,587,449     $ 5,626,358   $11,567,490
============  ============  ===========   ===========   ============     ===========    ===========   ===========

  15,800,837    20,495,873   11,056,069    12,641,097    24,905,268      29,656,967       5,610,679     6,859,580
------------  ------------  -----------   -----------   ------------     -----------    -----------   -----------
     637,113     1,497,645      197,396       521,081       552,890         654,053         242,606       237,681
  (3,162,255)   (6,192,681)  (2,186,765)   (2,106,109)   (4,401,321)     (5,405,752)     (1,016,379)   (1,486,582)
------------  ------------  -----------   -----------   ------------     -----------    -----------   -----------
  13,275,695    15,800,837    9,066,700    11,056,069    21,056,837      24,905,268       4,836,906     5,610,679
============  ============  ===========   ===========   ============     ===========    ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                   ----------------------------------------------------------------------------------------
                                                                 Prudential Small Capitalization T. Rowe Price International
                                   Prudential Jennison Portfolio      Stock Portfolio                Stock Portfolio
                                   ----------------------------  ------------------------------  --------------------------
                                    01/01/2008      01/01/2007    01/01/2008      01/01/2007      01/01/2008    01/01/2007
                                        to              to            to              to              to            to
                                    12/31/2008      12/31/2007    12/31/2008      12/31/2007      12/31/2008    12/31/2007
                                    ------------   -----------    -----------     -----------     -----------   ----------
OPERATIONS
  Net investment income
   (loss)......................... $   (287,769)   $  (498,256)  $   (13,952)    $   (81,063)    $    12,393    $     (922)
  Capital gains distributions
   received.......................            0              0       979,736         594,010          99,261       432,823
  Realized gain (loss) on shares
   redeemed.......................     (966,343)      (367,174)       35,621         714,532          (4,804)      192,600
  Net change in unrealized gain
   (loss) on investments..........  (13,159,148)     5,180,495    (3,199,158)     (1,302,198)     (1,789,058)     (204,805)
                                    ------------   -----------    -----------     -----------     -----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (14,413,260)     4,315,065    (2,197,753)        (74,719)     (1,682,208)      419,696
                                    ------------   -----------    -----------     -----------     -----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      139,458        135,614         5,842          26,629           6,213         8,830
  Annuity payments................      (25,226)             0        (2,976)              0          (5,146)            0
  Surrenders, withdrawals and
   death benefits.................   (4,414,608)    (5,923,474)   (1,147,919)     (1,723,359)       (476,048)     (461,339)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (1,372,707)    (1,567,524)     (561,839)       (283,079)       (148,038)       58,094
  Withdrawal and other
   charges........................      (26,705)       (29,644)       (3,362)         (3,707)         (1,086)       (1,206)
                                    ------------   -----------    -----------     -----------     -----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (5,699,788)    (7,385,028)   (1,710,254)     (1,983,516)       (624,105)     (395,621)
                                    ------------   -----------    -----------     -----------     -----------   ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (20,113,048)    (3,069,963)   (3,908,007)     (2,058,235)     (2,306,313)       24,075

NET ASSETS
  Beginning of period.............   41,555,345     44,625,308     8,141,963      10,200,198       3,888,552     3,864,477
                                    ------------   -----------    -----------     -----------     -----------   ----------
  End of period................... $ 21,442,297    $41,555,345   $ 4,233,956     $ 8,141,963     $ 1,582,239    $3,888,552
                                    ============   ===========    ===========     ===========     ===========   ==========

  Beginning units.................   22,124,748     25,857,761     3,135,027       3,849,714       2,261,232     2,507,440
                                    ------------   -----------    -----------     -----------     -----------   ----------
  Units issued....................      593,530        679,450        86,018         130,974         133,627       200,976
  Units redeemed..................   (4,155,271)    (4,412,463)     (821,765)       (845,661)       (577,030)     (447,184)
                                    ------------   -----------    -----------     -----------     -----------   ----------
  Ending units....................   18,563,007     22,124,748     2,399,280       3,135,027       1,817,829     2,261,232
                                    ============   ===========    ===========     ===========     ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A21

                                        SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Premier VIT OpCap Managed Premier VIT NACM Small Cap
        Portfolio                   Portfolio                 Portfolio          AIM V.I. Core Equity Fund
--------------------------  ------------------------  ------------------------   ------------------------
 01/01/2008    01/01/2007    01/01/2008   01/01/2007   01/01/2008    01/01/2007   01/01/2008   01/01/2007
     to            to            to           to           to            to           to           to
 12/31/2008    12/31/2007    12/31/2008   12/31/2007   12/31/2008    12/31/2007   12/31/2008   12/31/2007
-----------   -----------   -----------  -----------  -----------   -----------  -----------  -----------

$    87,868   $    37,108   $   173,056  $   107,124  $   (82,993)  $  (122,580) $    83,711  $   (71,118)

    305,289       762,405       871,818    1,012,057    1,405,298     1,949,231            0            0

    (32,536)      724,962      (639,110)      (2,607)    (352,822)      266,177      121,954      679,891

 (4,505,457)   (1,201,537)   (3,870,453)    (869,862)  (3,959,599)   (2,101,605)  (4,980,718)     680,218
-----------   -----------   -----------  -----------  -----------   -----------  -----------  -----------

 (4,144,836)      322,938    (3,464,689)     246,712   (2,990,116)       (8,777)  (4,775,053)   1,288,991
-----------   -----------   -----------  -----------  -----------   -----------  -----------  -----------

      8,085          (365)       18,325      (87,615)      20,358         9,865       13,486       18,923
          0             0       (26,386)           0            0             0      (19,977)           0

 (1,205,611)   (2,058,934)   (1,567,911)  (1,805,126)    (712,370)     (959,153)  (2,227,421)  (3,468,601)

   (233,678)     (626,159)     (319,545)     (60,713)    (328,767)     (439,720)    (555,488)    (608,973)

     (4,441)       (5,052)       (5,451)      (5,798)      (2,315)       (2,547)      (7,846)      (8,493)
-----------   -----------   -----------  -----------  -----------   -----------  -----------  -----------

 (1,435,645)   (2,690,510)   (1,900,968)  (1,959,252)  (1,023,094)   (1,391,555)  (2,797,246)  (4,067,144)
-----------   -----------   -----------  -----------  -----------   -----------  -----------  -----------

 (5,580,481)   (2,367,572)   (5,365,657)  (1,712,540)  (4,013,210)   (1,400,332)  (7,572,299)  (2,778,153)

 12,300,133    14,667,705    12,654,188   14,366,728    7,788,442     9,188,774   17,236,960   20,015,113
-----------   -----------   -----------  -----------  -----------   -----------  -----------  -----------
$ 6,719,652   $12,300,133   $ 7,288,531  $12,654,188  $ 3,775,232   $ 7,788,442  $ 9,664,661  $17,236,960
===========   ===========   ===========  ===========  ===========   ===========  ===========  ===========

  5,155,831     6,259,912     7,336,837    8,462,947    3,078,372     3,602,517    9,003,965   11,153,303
-----------   -----------   -----------  -----------  -----------   -----------  -----------  -----------
    198,981       233,780       143,421      106,617      129,690       109,265       93,594      176,101
   (894,411)   (1,337,861)   (1,462,720)  (1,232,727)    (615,594)     (633,410)  (1,770,519)  (2,325,439)
-----------   -----------   -----------  -----------  -----------   -----------  -----------  -----------
  4,460,401     5,155,831     6,017,538    7,336,837    2,592,468     3,078,372    7,327,040    9,003,965
===========   ===========   ===========  ===========  ===========   ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                   -----------------------------------------------------------------------------------------
                                     Janus Aspen Large Cap          Janus Aspen International
                                   Growth Portfolio - Institutional Growth Portfolio - Institutional     MFS VIT Research
                                            Shares                            Shares                  Series - Initial Class
                                   -------------------------------  -------------------------------  -----------------------
                                    01/01/2008       01/01/2007      01/01/2008       01/01/2007      01/01/2008  01/01/2007
                                        to               to              to               to              to          to
                                    12/31/2008       12/31/2007      12/31/2008       12/31/2007      12/31/2008  12/31/2007
                                     -----------     -----------     ------------     -----------    -----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $   (55,130)     $   (82,267)    $    (36,789)    $  (188,452)    $   (19,587) $  (22,799)
  Capital gains distributions
   received.......................           0                0        2,754,824               0               0           0
  Realized gain (loss) on shares
   redeemed.......................    (418,755)        (126,227)       1,555,302       3,035,971         (14,124)     88,061
  Net change in unrealized gain
   (loss) on investments..........  (3,401,778)       1,704,292      (15,663,369)      2,830,778        (969,117)    325,287
                                     -----------     -----------     ------------     -----------    -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (3,875,663)       1,495,798      (11,390,032)      5,678,297      (1,002,828)    390,549
                                     -----------     -----------     ------------     -----------    -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      15,918           26,514           31,247          35,870           2,726      (1,273)
  Annuity payments................           0                0          (37,979)              0               0           0
  Surrenders, withdrawals and
   death benefits.................  (1,667,754)      (1,958,168)      (2,645,586)     (3,704,825)       (504,292)   (592,435)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (450,303)        (363,317)      (1,038,930)       (981,908)        (96,987)   (217,585)
  Withdrawal and other
   charges........................      (5,011)          (5,572)          (7,687)         (8,312)         (1,309)     (1,391)
                                     -----------     -----------     ------------     -----------    -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (2,107,150)      (2,300,543)      (3,698,935)     (4,659,175)       (599,862)   (812,684)
                                     -----------     -----------     ------------     -----------    -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (5,982,813)        (804,745)     (15,088,967)      1,019,122      (1,602,690)   (422,135)

NET ASSETS
  Beginning of period.............  11,084,036       11,888,781       24,465,363      23,446,241       3,140,323   3,562,458
                                     -----------     -----------     ------------     -----------    -----------  ----------
  End of period................... $ 5,101,223      $11,084,036     $  9,376,396     $24,465,363     $ 1,537,633  $3,140,323
                                     ===========     ===========     ============     ===========    ===========  ==========

  Beginning units.................   6,189,546        7,544,643        5,606,685       6,793,722       1,759,324   2,229,617
                                     -----------     -----------     ------------     -----------    -----------  ----------
  Units issued....................     123,168          277,220          242,741         400,713          36,382      76,867
  Units redeemed..................  (1,518,526)      (1,632,317)      (1,291,440)     (1,587,750)       (428,933)   (547,160)
                                     -----------     -----------     ------------     -----------    -----------  ----------
  Ending units....................   4,794,188        6,189,546        4,557,986       5,606,685       1,366,773   1,759,324
                                     ===========     ===========     ============     ===========    ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A23

                                       SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------

     MFS VIT Growth       Credit Suisse Trust Global    American Century VP    Franklin Templeton Small-Mid
 Series - Initial Class     Small Cap Portfolio             Value Fund         Cap Growth Securities Fund
------------------------  -------------------------  ------------------------  ---------------------------
 01/01/2008   01/01/2007   01/01/2008   01/01/2007    01/01/2008   01/01/2007   01/01/2008     01/01/2007
     to           to           to           to            to           to           to             to
 12/31/2008   12/31/2007   12/31/2008   12/31/2007    12/31/2008   12/31/2007   12/31/2008     12/31/2007
-----------  -----------  -----------   ----------   -----------  -----------   -----------   -----------

$   (97,196) $  (151,247) $     3,684   $  (33,934)  $    37,560  $    16,084  $   (42,203)   $   (63,106)

          0            0            0            0       446,535      461,765      379,030        334,830

   (175,054)     (67,212)     (93,689)      64,459      (154,363)     256,919      (87,628)       119,581

 (3,374,298)   2,143,405     (708,676)    (112,348)   (1,389,321)    (979,387)  (1,810,217)        57,981
-----------  -----------  -----------   ----------   -----------  -----------   -----------   -----------

 (3,646,548)   1,924,946     (798,681)     (81,823)   (1,059,589)    (244,619)  (1,561,018)       449,286
-----------  -----------  -----------   ----------   -----------  -----------   -----------   -----------

     21,790       42,578        1,525       (6,643)        2,789       52,188        8,648          5,039
    (19,315)           0         (778)           0       (14,926)           0       (1,985)             0

 (1,084,334)  (1,548,201)    (355,081)    (369,511)     (335,202)  (1,097,901)    (421,414)      (651,224)

   (538,043)    (461,840)     (13,627)    (263,914)     (207,222)    (379,640)    (106,330)      (428,763)

     (4,758)      (4,963)        (803)        (996)       (1,446)      (1,665)      (1,704)        (1,969)
-----------  -----------  -----------   ----------   -----------  -----------   -----------   -----------

 (1,624,660)  (1,972,426)    (368,764)    (641,064)     (556,007)  (1,427,018)    (522,785)    (1,076,917)
-----------  -----------  -----------   ----------   -----------  -----------   -----------   -----------

 (5,271,208)     (47,480)  (1,167,445)    (722,887)   (1,615,596)  (1,671,637)  (2,083,803)      (627,631)

 10,697,286   10,744,766    1,970,951    2,693,838     4,114,510    5,786,147    4,026,498      4,654,129
-----------  -----------  -----------   ----------   -----------  -----------   -----------   -----------
$ 5,426,078  $10,697,286  $   803,506   $1,970,951   $ 2,498,914  $ 4,114,510  $ 1,942,695    $ 4,026,498
===========  ===========  ===========   ==========   ===========  ===========   ===========   ===========

  6,070,920    7,279,523    1,450,365    1,877,611     1,981,200    2,607,271    2,176,484      2,760,518
-----------  -----------  -----------   ----------   -----------  -----------   -----------   -----------
    398,706      196,578      100,108       75,034        83,788      205,735       80,233        139,655
 (1,483,381)  (1,405,181)    (424,408)    (502,280)     (398,288)    (831,806)    (400,869)      (723,689)
-----------  -----------  -----------   ----------   -----------  -----------   -----------   -----------
  4,986,245    6,070,920    1,126,065    1,450,365     1,666,700    1,981,200    1,855,848      2,176,484
===========  ===========  ===========   ==========   ===========  ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                   Prudential Jennison 20/20  Prudential Diversified
                                        Focus Portfolio      Conservative Growth Portfolio   Davis Value Portfolio
                                   ------------------------  ----------------------------  ------------------------
                                    01/01/2008   01/01/2007   01/01/2008     01/01/2007     01/01/2008   01/01/2007
                                        to           to           to             to             to           to
                                    12/31/2008   12/31/2007   12/31/2008     12/31/2007     12/31/2008   12/31/2007
                                   -----------  -----------   -----------    -----------   -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (44,861) $   (58,295) $   141,152    $   128,772    $   (18,494) $   (19,344)
  Capital gains distributions
   received.......................     323,663      593,637      408,988        257,291         63,351      205,064
  Realized gain (loss) on shares
   redeemed.......................      21,811      464,407     (440,867)      (105,197)       167,642      372,232
  Net change in unrealized gain
   (loss) on investments..........  (2,788,875)    (391,486)  (1,472,139)        37,057     (2,048,142)    (366,230)
                                   -----------  -----------   -----------    -----------   -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (2,488,262)     608,263   (1,362,866)       317,923     (1,835,643)     191,722
                                   -----------  -----------   -----------    -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       3,138       60,390        7,410            117          4,276       30,299
  Annuity payments................           0            0      (44,218)             0              0            0
  Surrenders, withdrawals and
   death benefits.................    (711,188)  (1,280,490)    (677,789)    (1,151,646)      (441,861)    (822,631)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     183,570     (162,135)    (505,431)      (182,694)      (496,756)    (241,908)
  Withdrawal and other
   charges........................      (2,297)      (2,517)      (2,824)        (2,992)        (1,274)      (1,407)
                                   -----------  -----------   -----------    -----------   -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    (526,777)  (1,384,752)  (1,222,852)    (1,337,215)      (935,615)  (1,035,647)
                                   -----------  -----------   -----------    -----------   -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (3,015,039)    (776,489)  (2,585,718)    (1,019,292)    (2,771,258)    (843,925)

NET ASSETS
  Beginning of period.............   6,538,465    7,314,954    6,733,719      7,753,011      5,104,864    5,948,789
                                   -----------  -----------   -----------    -----------   -----------  -----------
  End of period................... $ 3,523,426  $ 6,538,465  $ 4,148,001    $ 6,733,719    $ 2,333,606  $ 5,104,864
                                   ===========  ===========   ===========    ===========   ===========  ===========

  Beginning units.................   3,704,325    4,519,123    4,528,754      5,445,886      3,938,737    4,735,708
                                   -----------  -----------   -----------    -----------   -----------  -----------
  Units issued....................     697,448      282,016      151,631        228,812        572,978      222,577
  Units redeemed..................  (1,074,949)  (1,096,814)  (1,074,210)    (1,145,944)    (1,451,893)  (1,019,548)
                                   -----------  -----------   -----------    -----------   -----------  -----------
  Ending units....................   3,326,824    3,704,325    3,606,175      4,528,754      3,059,822    3,938,737
                                   ===========  ===========   ===========    ===========   ===========  ===========

** Date subaccount was no longer available for investment.

  The accompanying notes are an integral part of these financial statements.

                                      A25

                                      SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Prudential SP T. Rowe Price    Prudential SP Davis     Prudential SP Small-Cap
   Growth Portfolio         Large Cap Growth Portfolio       Value Portfolio           Value Portfolio
--------------------------  --------------------------  ------------------------  ------------------------
01/01/2008    01/01/2007     01/01/2008    01/01/2007    01/01/2008   01/01/2007   01/01/2008   01/01/2007
    to            to             to            to            to           to           to           to
12/31/2008    12/31/2007    05/01/2008**   12/31/2007    12/31/2008   12/31/2007   12/31/2008   12/31/2007
----------    ----------    ------------   ----------   -----------  -----------  -----------  -----------

$   (8,729)   $  (10,980)   $   (14,513)   $  (43,709)  $   (10,700) $  (137,329) $   (66,972) $  (206,503)

         0             0              0             0       831,835      560,576    1,656,789    1,204,559

   (32,449)      (16,385)       438,008        73,945      (185,983)     507,498   (1,027,445)     477,992

  (274,920)      115,984       (570,567)      175,123    (6,967,251)    (418,116)  (6,028,293)  (2,628,497)
 ----------    ----------   -----------    ----------   -----------  -----------  -----------  -----------

  (316,098)       88,619       (147,072)      205,359    (6,332,099)     512,629   (5,465,921)  (1,152,449)
 ----------    ----------   -----------    ----------   -----------  -----------  -----------  -----------

        34           441              0         8,763       122,413      256,594       89,705    3,083,905
         0             0              0             0             0            0            0            0

   (73,854)     (150,068)      (150,296)     (187,917)     (928,622)  (1,318,485)  (1,549,168)  (4,561,547)

    (6,056)       59,672     (2,806,233)      (61,952)     (448,107)    (266,182)    (997,511)  (3,332,513)

      (206)         (194)        (1,538)       (5,228)      (20,273)     (21,965)     (42,678)     (51,045)
 ----------    ----------   -----------    ----------   -----------  -----------  -----------  -----------

   (80,082)      (90,149)    (2,958,067)     (246,334)   (1,274,589)  (1,350,038)  (2,499,652)  (4,861,200)
 ----------    ----------   -----------    ----------   -----------  -----------  -----------  -----------

  (396,180)       (1,530)    (3,105,139)      (40,975)   (7,606,688)    (837,409)  (7,965,573)  (6,013,649)

   813,222       814,752      3,105,139     3,146,114    16,235,842   17,073,251   18,750,285   24,763,934
 ----------    ----------   -----------    ----------   -----------  -----------  -----------  -----------
$  417,042    $  813,222    $         0    $3,105,139   $ 8,629,154  $16,235,842  $10,784,712  $18,750,285
 ==========    ==========   ===========    ==========   ===========  ===========  ===========  ===========

 1,133,885     1,272,578      2,510,668     2,717,399    10,347,407   11,247,214   11,377,930   14,248,173
 ----------    ----------   -----------    ----------   -----------  -----------  -----------  -----------
    65,434       200,760         38,717       102,399       564,330      452,197      455,533    3,682,308
  (219,301)     (339,453)    (2,549,385)     (309,130)   (1,598,214)  (1,352,004)  (2,277,938)  (6,552,551)
 ----------    ----------   -----------    ----------   -----------  -----------  -----------  -----------
   980,018     1,133,885              0     2,510,668     9,313,523   10,347,407    9,555,525   11,377,930
 ==========    ==========   ===========    ==========   ===========  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                   SUBACCOUNTS
                                   ---------------------------------------------------------------------------

                                   Prudential SP Small Cap  Prudential SP PIMCO Total Prudential SP PIMCO High
                                       Growth Portfolio         Return Portfolio           Yield Portfolio
                                   -----------------------  ------------------------  ------------------------
                                    01/01/2008  01/01/2007   01/01/2008   01/01/2007   01/01/2008   01/01/2007
                                        to          to           to           to           to           to
                                   05/01/2008** 12/31/2007   12/31/2008   12/31/2007   12/31/2008   12/31/2007
                                   ------------ ----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (13,532) $  (48,870) $ 1,298,975  $ 1,095,201  $   837,480  $   885,506
  Capital gains distributions
   received.......................           0     111,032            0            0       13,830      221,039
  Realized gain (loss) on shares
   redeemed.......................     360,498      93,531      (23,797)     (41,730)    (487,099)     (54,809)
  Net change in unrealized gain
   (loss) on investments..........    (484,988)     (8,108)  (1,985,230)   1,843,715   (3,969,398)    (740,382)
                                   -----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (138,022)    147,585     (710,052)   2,897,186   (3,605,187)     311,354
                                   -----------  ----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       1,450      37,860       78,386      396,101       78,200    1,153,172
  Annuity payments................           0           0            0            0            0            0
  Surrenders, withdrawals and
   death benefits.................     (69,732)   (182,153)  (4,142,605)  (5,393,849)    (996,818)  (1,933,770)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (2,741,830)    (58,413)       2,927     (426,480)    (866,147)  (2,379,194)
  Withdrawal and other
   charges........................      (2,097)     (5,630)     (60,768)     (52,245)     (25,796)     (30,966)
                                   -----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (2,812,209)   (208,336)  (4,122,060)  (5,476,473)  (1,810,561)  (3,190,758)
                                   -----------  ----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (2,950,231)    (60,751)  (4,832,112)  (2,579,287)  (5,415,748)  (2,879,404)

NET ASSETS
  Beginning of period.............   2,950,231   3,010,982   38,863,179   41,442,466   14,641,590   17,520,994
                                   -----------  ----------  -----------  -----------  -----------  -----------
  End of period................... $         0  $2,950,231  $34,031,067  $38,863,179  $ 9,225,842  $14,641,590
                                   ===========  ==========  ===========  ===========  ===========  ===========

  Beginning units.................   2,559,367   2,732,785   30,298,584   34,651,963   10,018,783   12,246,599
                                   -----------  ----------  -----------  -----------  -----------  -----------
  Units issued....................      29,918     129,245    3,436,777    2,306,068      469,796    1,156,633
  Units redeemed..................  (2,589,285)   (302,663)  (6,752,533)  (6,659,447)  (1,879,408)  (3,384,449)
                                   -----------  ----------  -----------  -----------  -----------  -----------
  Ending units....................           0   2,559,367   26,982,828   30,298,584    8,609,171   10,018,783
                                   ===========  ==========  ===========  ===========  ===========  ===========

** Date subaccount was no longer available for investment.

  The accompanying notes are an integral part of these financial statements.

                                      A27

                                     SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------
      Janus Aspen                                                            Prudential SP Strategic
   Large Cap Growth        Prudential SP Large Cap   Prudential SP AIM Core     Partners Focused
Portfolio - Service Shares     Value Portfolio          Equity Portfolio        Growth Portfolio
-------------------------  -----------------------  -----------------------  ----------------------
01/01/2008    01/01/2007    01/01/2008  01/01/2007   01/01/2008  01/01/2007  01/01/2008  01/01/2007
    to            to            to          to           to          to          to          to
12/31/2008    12/31/2007   05/01/2008** 12/31/2007  05/01/2008** 12/31/2007  12/31/2008  12/31/2007
----------   -----------   ------------ ----------  ------------ ----------  ----------  ----------

$  (7,063)   $   (31,201)  $   (27,838) $    1,745  $    (8,187) $   (8,629) $  (26,022) $  (31,137)

        0              0             0     390,716            0      16,419     123,017      75,601

      998        454,579       538,476     221,374      344,784      62,003     (15,465)     69,706

 (352,897)      (181,493)     (742,386)   (875,879)    (363,057)     34,666    (846,418)    130,538
---------    -----------   -----------  ----------  -----------  ----------  ----------  ----------

 (358,962)       241,885      (231,748)   (262,044)     (26,460)    104,459    (764,888)    244,708
---------    -----------   -----------  ----------  -----------  ----------  ----------  ----------

      893      1,465,596             0      57,354        3,105      12,432      11,533      21,667
        0              0             0           0            0           0           0           0

  (67,475)    (1,489,046)     (233,993)   (557,822)     (10,542)    (98,343)    (78,832)   (142,518)

  (20,356)    (3,192,182)   (5,399,359)    (72,512)  (1,630,481)    (82,182)    (30,252)   (150,144)

   (1,049)       (10,456)       (2,026)     (9,178)        (865)     (2,640)     (3,081)     (3,093)
---------    -----------   -----------  ----------  -----------  ----------  ----------  ----------

  (87,987)    (3,226,088)   (5,635,378)   (582,158)  (1,638,783)   (170,733)   (100,632)   (274,088)
---------    -----------   -----------  ----------  -----------  ----------  ----------  ----------

 (446,949)    (2,984,203)   (5,867,126)   (844,202)  (1,665,243)    (66,274)   (865,520)    (29,380)

  926,089      3,910,292     5,867,126   6,711,328    1,665,243   1,731,517   1,995,638   2,025,018
---------    -----------   -----------  ----------  -----------  ----------  ----------  ----------
$ 479,140    $   926,089   $         0  $5,867,126  $         0  $1,665,243  $1,130,118  $1,995,638
=========    ===========   ===========  ==========  ===========  ==========  ==========  ==========

  774,239      2,951,759     3,975,442   4,382,437    1,415,332   1,572,573   1,531,399   1,791,173
---------    -----------   -----------  ----------  -----------  ----------  ----------  ----------
   53,615      1,017,628        55,910     161,843        9,001      38,506     102,442     100,016
 (165,363)    (3,195,148)   (4,031,352)   (568,838)  (1,424,333)   (195,747)   (216,949)   (359,790)
---------    -----------   -----------  ----------  -----------  ----------  ----------  ----------
  662,491        774,239             0   3,975,442            0   1,415,332   1,416,892   1,531,399
=========    ===========   ===========  ==========  ===========  ==========  ==========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                   ------------------------------------------------------------------------------

                                     Prudential SP Mid Cap   SP Prudential U.S. Emerging Prudential SP Conservative
                                       Growth Portfolio          Growth Portfolio        Asset Allocation Portfolio
                                   ------------------------  --------------------------  ------------------------
                                    01/01/2008   01/01/2007   01/01/2008    01/01/2007    01/01/2008    01/01/2007
                                        to           to           to            to            to            to
                                    12/31/2008   12/31/2007   12/31/2008    12/31/2007    12/31/2008    12/31/2007
                                   -----------  -----------  -----------   -----------   -----------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (78,284) $   (89,687) $   (95,740)  $  (154,029)  $   389,011   $   395,061
  Capital gains distributions
   received.......................   1,199,659      538,360    1,287,166       927,075     1,304,741       615,381
  Realized gain (loss) on shares
   redeemed.......................    (299,062)     267,215     (150,646)      836,119      (303,981)      540,016
  Net change in unrealized gain
   (loss) on investments..........  (3,488,295)     159,518   (4,317,988)      (38,637)   (7,128,425)      516,621
                                   -----------  -----------  -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (2,665,982)     875,406   (3,277,208)    1,570,528    (5,738,654)    2,067,079
                                   -----------  -----------  -----------   -----------   -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      18,694      134,867       64,627     1,532,062       209,939       644,052
  Annuity payments................           0            0            0             0             0             0
  Surrenders, withdrawals and
   death benefits.................    (316,883)    (646,449)    (790,049)   (2,231,848)   (2,040,746)   (1,607,098)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (558,285)    (236,987)    (708,736)   (3,362,552)   (1,706,437)     (682,675)
  Withdrawal and other
   charges........................     (10,648)     (11,563)     (14,360)      (23,639)      (53,673)      (52,345)
                                   -----------  -----------  -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    (867,122)    (760,132)  (1,448,518)   (4,085,977)   (3,590,917)   (1,698,066)
                                   -----------  -----------  -----------   -----------   -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (3,533,104)     115,274   (4,725,726)   (2,515,449)   (9,329,571)      369,013

NET ASSETS
  Beginning of period.............   6,642,509    6,527,235    9,816,377    12,331,826    28,208,840    27,839,827
                                   -----------  -----------  -----------   -----------   -----------   -----------
  End of period................... $ 3,109,405  $ 6,642,509  $ 5,090,651   $ 9,816,377   $18,879,269   $28,208,840
                                   ===========  ===========  ===========   ===========   ===========   ===========

  Beginning units.................   5,266,194    5,976,851    5,535,631     7,525,015    18,007,644    19,202,922
                                   -----------  -----------  -----------   -----------   -----------   -----------
  Units issued....................     255,979      448,828      368,278     1,013,374     1,036,373     1,657,254
  Units redeemed..................  (1,121,435)  (1,159,485)  (1,407,205)   (3,002,758)   (3,876,079)   (2,852,532)
                                   -----------  -----------  -----------   -----------   -----------   -----------
  Ending units....................   4,400,738    5,266,194    4,496,704     5,535,631    15,167,938    18,007,644
                                   ===========  ===========  ===========   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A29

                                        SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------
                                                        Prudential SP Aggressive
Prudential SP Balanced Asset Prudential SP Growth Asset       Growth Asset       Prudential SP International
   Allocation Portfolio         Allocation Portfolio      Allocation Portfolio       Growth Portfolio
---------------------------  -------------------------  -----------------------  --------------------------
 01/01/2008     01/01/2007    01/01/2008    01/01/2007   01/01/2008  01/01/2007   01/01/2008    01/01/2007
     to             to            to            to           to          to           to            to
 12/31/2008     12/31/2007    12/31/2008    12/31/2007   12/31/2008  12/31/2007   12/31/2008    12/31/2007
------------   -----------   ------------  -----------  -----------  ----------   -----------   ----------

$    474,537   $   388,613   $     (4,517) $  (138,472) $   (22,814) $  (42,250) $     4,699    $  (53,967)

   4,429,812     1,994,951      3,875,315    1,706,752      467,542     265,307      980,599       890,535

    (633,061)    1,400,755       (421,791)   1,788,003      (92,536)    166,527     (213,222)      275,897

 (24,212,928)    1,471,071    (20,670,280)     219,528   (2,666,820)     47,741   (3,985,570)      (90,517)
------------   -----------   ------------  -----------  -----------  ----------   -----------   ----------

 (19,941,640)    5,255,390    (17,221,273)   3,575,811   (2,314,628)    437,325   (3,213,494)    1,021,948
------------   -----------   ------------  -----------  -----------  ----------   -----------   ----------


     404,768       486,299        146,913      309,279       13,416     103,186       17,601       160,036
           0             0              0            0            0           0            0             0

  (3,373,911)   (4,852,053)    (1,501,022)  (2,605,816)    (667,965)   (221,914)    (354,765)     (420,917)

  (5,955,074)      710,036     (3,229,425)  (3,438,123)    (259,791)   (307,690)    (233,082)      161,385

    (134,833)     (137,288)      (100,423)    (104,343)     (13,208)    (15,409)      (8,164)       (8,813)
------------   -----------   ------------  -----------  -----------  ----------   -----------   ----------

  (9,059,050)   (3,793,006)    (4,683,957)  (5,839,003)    (927,548)   (441,827)    (578,410)     (108,309)
------------   -----------   ------------  -----------  -----------  ----------   -----------   ----------

 (29,000,690)    1,462,384    (21,905,230)  (2,263,192)  (3,242,176)     (4,502)  (3,791,904)      913,639

  72,092,655    70,630,271     48,720,859   50,984,051    5,933,767   5,938,269    6,707,555     5,793,916
------------   -----------   ------------  -----------  -----------  ----------   -----------   ----------
$ 43,091,965   $72,092,655   $ 26,815,629  $48,720,859  $ 2,691,591  $5,933,767  $ 2,915,651    $6,707,555
============   ===========   ============  ===========  ===========  ==========   ===========   ==========

  40,173,795    42,592,295     23,637,263   25,946,884    3,380,874   3,646,996    3,564,914     3,623,769
------------   -----------   ------------  -----------  -----------  ----------   -----------   ----------
     682,690     2,055,093        142,869    2,226,684       71,013      80,806      358,394       663,917
  (7,443,897)   (4,473,593)    (3,514,382)  (4,536,305)    (740,893)   (346,928)    (762,094)     (722,772)
------------   -----------   ------------  -----------  -----------  ----------   -----------   ----------
  33,412,588    40,173,795     20,265,750   23,637,263    2,710,994   3,380,874    3,161,214     3,564,914
============   ===========   ============  ===========  ===========  ==========   ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                SUBACCOUNTS
                                   ----------------------------------------------------------------------------
                                   Prudential SP International Evergreen VA Diversified
                                        Value Portfolio        Capital Builder Fund     Evergreen VA Growth Fund
                                   --------------------------  -----------------------  -----------------------
                                    01/01/2008    01/01/2007   01/01/2008   01/01/2007  01/01/2008   01/01/2007
                                        to            to           to           to          to           to
                                    12/31/2008    12/31/2007   12/31/2008   12/31/2007  12/31/2008   12/31/2007
                                   -----------   -----------   ----------   ----------  ----------   ----------
OPERATIONS
  Net investment income
   (loss)......................... $    58,414   $     8,234      $ 0        $    405      $ 0        $    (81)
  Capital gains distributions
   received.......................     776,260     1,193,173        0               0        0             928
  Realized gain (loss) on shares
   redeemed.......................    (179,509)    1,017,319        0           1,407        0           2,180
  Net change in unrealized gain
   (loss) on investments..........  (3,372,540)   (1,136,947)      (1)         (1,290)      (2)         (2,111)
                                   -----------   -----------      ---        --------      ---        --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (2,717,375)    1,081,779       (1)            522       (2)            916
                                   -----------   -----------      ---        --------      ---        --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      15,555     1,011,777        0               0        0               0
  Annuity payments................           0             0        0               0        0               0
  Surrenders, withdrawals and
   death benefits.................    (335,028)   (1,459,379)       0               0        0               0
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (120,329)   (2,001,819)       0         (16,095)       0         (13,315)
  Withdrawal and other
   charges........................      (7,444)      (14,400)       0               0        0              (6)
                                   -----------   -----------      ---        --------      ---        --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    (447,246)   (2,463,821)       0         (16,095)       0         (13,321)
                                   -----------   -----------      ---        --------      ---        --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (3,164,621)   (1,382,042)      (1)        (15,573)      (2)        (12,405)

NET ASSETS
  Beginning of period.............   6,326,541     7,708,583        3          15,576        5          12,410
                                   -----------   -----------      ---        --------      ---        --------
  End of period................... $ 3,161,920   $ 6,326,541      $ 2        $      3      $ 3        $      5
                                   ===========   ===========      ===        ========      ===        ========

  Beginning units.................   3,193,945     4,331,926        2          11,888        3           7,210
                                   -----------   -----------      ---        --------      ---        --------
  Units issued....................     169,838       885,079        1               0        0               0
  Units redeemed..................    (461,355)   (2,023,060)       0         (11,886)       0          (7,207)
                                   -----------   -----------      ---        --------      ---        --------
  Ending units....................   2,902,428     3,193,945        3               2        3               3
                                   ===========   ===========      ===        ========      ===        ========

  The accompanying notes are an integral part of these financial statements.

                                      A31

                                SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------
                        Evergreen VA Special  Evergreen VA International Evergreen VA Fundamental
Evergreen VA Omega Fund      Values Fund           Equity Fund              Large Cap Fund
----------------------  --------------------  -------------------------  -----------------------
01/01/2008  01/01/2007  01/01/2008 01/01/2007 01/01/2008    01/01/2007   01/01/2008   01/01/2007
    to          to          to         to         to            to           to           to
12/31/2008  12/31/2007  12/31/2008 12/31/2007 12/31/2008    12/31/2007   12/31/2008   12/31/2007
----------  ----------  ---------- ---------- ----------    ----------   ----------   ----------

$  (5,965)   $ (4,657)   $   (339) $    (951) $  (4,269)    $   1,313    $    (994)    $ (2,751)

        0           0           0     16,999      7,231        24,331            0       34,127

    4,046       4,081      (9,863)    11,734        211        54,925       (3,460)      16,584

 (107,639)     37,105      (9,599)   (39,155)  (136,902)      (41,532)    (128,872)     (20,427)
---------    --------    --------  ---------  ---------     ---------    ---------     --------

 (109,558)     36,529     (19,801)   (11,373)  (133,729)       39,037     (133,326)      27,533
---------    --------    --------  ---------  ---------     ---------    ---------     --------

        0         (28)          0          0         25           (52)         534          (25)
        0           0           0          0          0             0            0            0

   (1,706)     (1,650)    (25,271)   (73,377)   (30,025)      (74,456)      (7,591)      (6,351)

  (11,919)     (4,205)    (12,858)   (71,937)    28,740      (118,120)     (23,339)     (60,906)

       (8)        (11)        (12)       (81)       (29)          (31)         (27)         (41)
---------    --------    --------  ---------  ---------     ---------    ---------     --------

  (13,633)     (5,894)    (38,141)  (145,395)    (1,289)     (192,659)     (30,423)     (67,323)
---------    --------    --------  ---------  ---------     ---------    ---------     --------

 (123,191)     30,635     (57,942)  (156,768)  (135,018)     (153,622)    (163,749)     (39,790)

  393,761     363,126      89,163    245,931    315,120       468,742      399,437      439,227
---------    --------    --------  ---------  ---------     ---------    ---------     --------
$ 270,570    $393,761    $ 31,221  $  89,163  $ 180,102     $ 315,120    $ 235,688     $399,437
=========    ========    ========  =========  =========     =========    =========     ========

  239,734     243,247      50,652    127,352     16,485        27,713       28,333       33,163
---------    --------    --------  ---------  ---------     ---------    ---------     --------
    4,956       2,690           0      2,905      2,035             1           50           12
  (14,464)     (6,203)    (24,480)   (79,605)    (2,122)      (11,229)      (3,058)      (4,842)
---------    --------    --------  ---------  ---------     ---------    ---------     --------
  230,226     239,734      26,172     50,652     16,398        16,485       25,325       28,333
=========    ========    ========  =========  =========     =========    =========     ========

  The accompanying notes are an integral part of these financial statements.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                               SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                   AST AllianceBernstein Growth AST American Century Income AST Schroders Multi-Asset
                                    & Income Portfolio           & Growth Portfolio         World Strategies Portfolio
                                   ---------------------------  --------------------------  -------------------------
                                   01/01/2008     01/01/2007    01/01/2008    01/01/2007     01/01/2008   01/01/2007
                                       to             to            to            to             to           to
                                   12/31/2008     12/31/2007    12/31/2008    12/31/2007     12/31/2008   12/31/2007
                                   ----------     ----------    ----------    ----------    -----------   ----------
OPERATIONS
  Net investment income
   (loss)......................... $     631       $ (1,724)    $   4,087      $  6,791     $     5,114   $    9,425
  Capital gains distributions
   received.......................    59,854         17,034             0             0         247,368       39,238
  Realized gain (loss) on shares
   redeemed.......................   (14,907)         6,032       (35,686)        4,665        (751,141)       2,617
  Net change in unrealized gain
   (loss) on investments..........  (332,716)        (9,438)     (290,580)      (65,562)       (396,288)     (36,173)
                                   ---------       --------     ---------      --------     -----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (287,138)        11,904      (322,179)      (54,106)       (894,947)      15,107
                                   ---------       --------     ---------      --------     -----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    99,129        194,818       200,662       113,080       3,220,833    1,004,166
  Annuity payments................         0              0             0             0               0            0
  Surrenders, withdrawals and
   death benefits.................   (24,099)       (19,386)     (125,663)      (28,801)        (68,887)      (5,004)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   106,896         57,111       (54,289)      513,645      (1,385,107)      57,385
  Withdrawal and other
   charges........................      (713)          (279)       (1,175)       (1,130)         (1,677)         (49)
                                   ---------       --------     ---------      --------     -----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   181,213        232,264        19,535       596,794       1,765,162    1,056,498
                                   ---------       --------     ---------      --------     -----------   ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (105,925)       244,168      (302,644)      542,688         870,215    1,071,605

NET ASSETS
  Beginning of period.............   582,914        338,746       907,918       365,230       1,203,689      132,084
                                   ---------       --------     ---------      --------     -----------   ----------
  End of period................... $ 476,989       $582,914     $ 605,274      $907,918     $ 2,073,904   $1,203,689
                                   =========       ========     =========      ========     ===========   ==========

  Beginning units.................    49,463         29,289        79,086        31,831         102,517       11,885
                                   ---------       --------     ---------      --------     -----------   ----------
  Units issued....................    25,996         25,105        27,039        51,615         531,335      145,295
  Units redeemed..................    (5,635)        (4,931)      (23,781)       (4,360)       (372,049)     (54,663)
                                   ---------       --------     ---------      --------     -----------   ----------
  Ending units....................    69,824         49,463        82,344        79,086         261,803      102,517
                                   =========       ========     =========      ========     ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A33

                                 SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------
 AST Cohen & Steers       AST UBS Dynamic       AST DeAm Large-Cap   AST Neuberger Berman
  Realty Portfolio        Alpha Portfolio         Value Portfolio    Small-Cap Growth Portfolio
--------------------  -----------------------  --------------------  -------------------------
01/01/2008 01/01/2007  01/01/2008  01/01/2007  01/01/2008 01/01/2007 01/01/2008    01/01/2007
    to         to          to          to          to         to         to            to
12/31/2008 12/31/2007  12/31/2008  12/31/2007  12/31/2008 12/31/2007 12/31/2008    12/31/2007
---------- ---------- -----------  ----------  ---------- ---------- ----------    ----------

$  26,107  $  26,777  $  (130,022) $    4,578  $   6,599   $ (2,336) $  (4,108)     $ (2,039)

  448,109    211,614      345,151           0    111,145     54,987          0             0

 (306,955)     9,802   (1,698,822)     (2,563)   (33,017)     7,409    (14,826)        1,223

 (488,580)  (508,334)  (1,446,104)    (53,837)  (413,116)   (70,760)  (113,910)       18,289
---------  ---------  -----------  ----------  ---------   --------  ---------      --------

 (321,319)  (260,141)  (2,929,797)    (51,822)  (328,389)   (10,700)  (132,844)       17,473
---------  ---------  -----------  ----------  ---------   --------  ---------      --------


   29,404    332,912   13,369,948   1,677,506    160,903    203,769    161,037        83,690
        0          0            0           0          0          0          0             0

  (17,837)   (18,667)    (260,131)     (1,057)   (22,788)   (11,949)   (28,757)       (1,569)

 (145,233)    65,976     (256,219)    906,439     50,260    (32,503)    (7,745)       12,230

     (789)      (957)      (9,004)        (72)      (919)      (613)      (142)         (103)
---------  ---------  -----------  ----------  ---------   --------  ---------      --------

 (134,455)   379,264   12,844,594   2,582,816    187,456    158,704    124,393        94,248
---------  ---------  -----------  ----------  ---------   --------  ---------      --------

 (455,774)   119,123    9,914,797   2,530,994   (140,933)   148,004     (8,451)      111,721

  950,935    831,812    2,568,662      37,668    749,008    601,004    197,011        85,290
---------  ---------  -----------  ----------  ---------   --------  ---------      --------
$ 495,161  $ 950,935  $12,483,459  $2,568,662  $ 608,075   $749,008  $ 188,560      $197,011
=========  =========  ===========  ==========  =========   ========  =========      ========

   84,526     52,663      226,933       3,234     64,864     52,041     16,611         8,108
---------  ---------  -----------  ----------  ---------   --------  ---------      --------
   19,400     54,171    2,747,175     271,425     31,976     29,073     19,881        10,738
  (34,024)   (22,308)  (1,570,293)    (47,726)   (10,940)   (16,250)    (7,582)       (2,235)
---------  ---------  -----------  ----------  ---------   --------  ---------      --------
   69,902     84,526    1,403,815     226,933     85,900     64,864     28,910        16,611
=========  =========  ===========  ==========  =========   ========  =========      ========


  The accompanying notes are an integral part of these financial statements.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                SUBACCOUNTS
                                   -----------------------------------------------------------------------
                                     AST DeAm Small-Cap                             AST Federated Aggressive
                                       Value Portfolio     AST High Yield Portfolio   Growth Portfolio
                                   ----------------------  ----------------------   -----------------------
                                    01/01/2008  01/01/2007 01/01/2008   01/01/2007  01/01/2008   01/01/2007
                                        to          to         to           to          to           to
                                   07/18/2008** 12/31/2007 12/31/2008   12/31/2007  12/31/2008   12/31/2007
                                   ------------ ---------- ----------   ----------  ----------   ----------
OPERATIONS
  Net investment income
   (loss).........................  $   6,263   $     (69) $  110,177   $  137,406  $ (10,307)    $(12,017)
  Capital gains distributions
   received.......................          0      64,312           0            0    135,552       77,973
  Realized gain (loss) on shares
   redeemed.......................   (157,593)      2,642     (60,866)       2,498    (30,580)      16,114
  Net change in unrealized gain
   (loss) on investments..........    113,006    (128,499)   (494,803)    (133,757)  (466,857)     (22,614)
                                    ---------   ---------  ----------   ----------  ---------     --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (38,324)    (61,614)   (445,492)       6,147   (372,192)      59,456
                                    ---------   ---------  ----------   ----------  ---------     --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     61,494     206,280     142,154      345,054     55,138      151,282
  Annuity payments................          0           0           0            0          0            0
  Surrenders, withdrawals and
   death benefits.................    (14,806)     (3,853)    (61,441)     (34,783)   (25,437)     (20,276)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (428,594)     63,953      31,110       22,045    (16,211)     (14,081)
  Withdrawal and other
   charges........................       (143)       (285)     (2,543)      (2,843)    (1,227)      (1,320)
                                    ---------   ---------  ----------   ----------  ---------     --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (382,049)    266,095     109,280      329,473     12,263      115,605
                                    ---------   ---------  ----------   ----------  ---------     --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (420,373)    204,481    (336,212)     335,620   (359,929)     175,061

NET ASSETS
  Beginning of period.............    420,373     215,892   1,579,011    1,243,391    824,677      649,616
                                    ---------   ---------  ----------   ----------  ---------     --------
  End of period...................  $       0   $ 420,373  $1,242,799   $1,579,011  $ 464,748     $824,677
                                    =========   =========  ==========   ==========  =========     ========

  Beginning units.................     47,159      18,894     147,027      116,443     66,871       55,984
                                    ---------   ---------  ----------   ----------  ---------     --------
  Units issued....................      8,968      30,909      47,379       51,651     15,813       20,425
  Units redeemed..................    (56,127)     (2,644)    (36,380)     (21,067)   (13,738)      (9,538)
                                    ---------   ---------  ----------   ----------  ---------     --------
  Ending units....................          0      47,159     158,026      147,027     68,946       66,871
                                    =========   =========  ==========   ==========  =========     ========

** Date subaccount was no longer available for investment.

  The accompanying notes are an integral part of these financial statements.

                                      A35

                                 SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------
                                                             AST Goldman Sachs            AST Goldman Sachs
AST Mid-Cap Value Portfolio AST Small-Cap Value Portfolio Concentrated Growth Portfolio Mid-Cap Growth Portfolio
--------------------------  ----------------------------  ----------------------------  -----------------------
01/01/2008    01/01/2007    01/01/2008     01/01/2007     01/01/2008     01/01/2007     01/01/2008   01/01/2007
    to            to            to             to             to             to             to           to
12/31/2008    12/31/2007    12/31/2008     12/31/2007     12/31/2008     12/31/2007     12/31/2008   12/31/2007
----------    ----------    ----------     ----------     ----------     ----------     ----------   ----------

$  (2,602)     $ (5,893)    $  (4,554)     $  (2,987)     $  (16,021)    $  (13,851)    $ (12,943)    $(11,767)

   25,359        14,955       109,637         87,369               0              0       158,972            0

  (45,132)        3,779       (92,944)         4,511         (32,044)         9,638       (35,976)      22,488

 (253,232)      (17,837)     (404,695)      (154,523)       (511,413)        68,599      (517,959)      93,210
---------      --------     ---------      ---------       ----------     ----------    ---------     --------

 (275,607)       (4,996)     (392,556)       (65,630)       (559,478)        64,386      (407,906)     103,931
---------      --------     ---------      ---------       ----------     ----------    ---------     --------

   66,364       172,238       221,528        326,755         182,387        330,317       165,146      341,259
        0             0             0              0               0              0             0            0

  (70,168)      (16,368)      (72,819)       (18,508)        (66,516)       (11,448)      (49,723)     (17,842)

  138,287        82,566       464,629         72,774         (60,974)       490,351       (32,422)     (57,445)

   (1,053)         (937)       (1,054)          (496)         (1,236)        (1,113)       (1,254)      (1,432)
---------      --------     ---------      ---------       ----------     ----------    ---------     --------

  133,430       237,499       612,284        380,525          53,661        808,107        81,747      264,540
---------      --------     ---------      ---------       ----------     ----------    ---------     --------

 (142,177)      232,503       219,728        314,895        (505,817)       872,493      (326,159)     368,471

  565,514       333,011       757,668        442,773       1,339,269        466,776       964,525      596,054
---------      --------     ---------      ---------       ----------     ----------    ---------     --------
$ 423,337      $565,514     $ 977,396      $ 757,668      $  833,452     $1,339,269     $ 638,366     $964,525
=========      ========     =========      =========       ==========     ==========    =========     ========

   50,600        29,798        73,351         39,154         108,342         42,789        78,299       54,801
---------      --------     ---------      ---------       ----------     ----------    ---------     --------
   32,212        26,064        99,052         51,191          33,612         76,504        44,668       38,747
  (19,972)       (5,262)      (35,003)       (16,994)        (25,707)       (10,951)      (32,208)     (15,249)
---------      --------     ---------      ---------       ----------     ----------    ---------     --------
   62,840        50,600       137,400         73,351         116,247        108,342        90,759       78,299
=========      ========     =========      =========       ==========     ==========    =========     ========

  The accompanying notes are an integral part of these financial statements.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                  SUBACCOUNTS
                                   ------------------------------------------------------------------------
                                        AST Large-Cap           AST Lord Abbett        AST Marsico Capital
                                       Value Portfolio      Bond-Debenture Portfolio     Growth Portfolio
                                   -----------------------  ----------------------   -----------------------
                                    01/01/2008  01/01/2007  01/01/2008   01/01/2007   01/01/2008  01/01/2007
                                        to          to          to           to           to          to
                                    12/31/2008  12/31/2007  12/31/2008   12/31/2007   12/31/2008  12/31/2007
                                   -----------  ----------  ----------   ----------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $    26,220  $   (3,372) $  120,017   $   86,387  $   (26,973) $  (23,681)
  Capital gains distributions
   received.......................     334,366      46,956      64,121        7,466      137,251           0
  Realized gain (loss) on shares
   redeemed.......................    (407,853)     25,030    (105,452)       6,106      (61,793)     19,919
  Net change in unrealized gain
   (loss) on investments..........  (2,811,908)   (160,859)   (642,545)     (45,980)  (1,635,347)    215,492
                                   -----------  ----------  ----------   ----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (2,859,175)    (92,245)   (563,859)      53,979   (1,586,862)    211,730
                                   -----------  ----------  ----------   ----------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     507,156     803,863      77,076      107,057      428,949     484,672
  Annuity payments................           0           0           0            0            0           0
  Surrenders, withdrawals and
   death benefits.................    (215,189)    (50,191)    (80,692)     (48,357)    (103,807)    (27,018)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   4,812,434     (39,686)    316,986      733,644    1,529,225      39,728
  Withdrawal and other
   charges........................      (7,666)     (2,439)     (3,132)      (2,195)      (4,195)     (2,401)
                                   -----------  ----------  ----------   ----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   5,096,735     711,547     310,238      790,149    1,850,172     494,981
                                   -----------  ----------  ----------   ----------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   2,237,560     619,302    (253,621)     844,128      263,310     706,711

NET ASSETS
  Beginning of period.............   1,670,082   1,050,780   1,839,331      995,203    2,073,972   1,367,261
                                   -----------  ----------  ----------   ----------  -----------  ----------
  End of period................... $ 3,907,642  $1,670,082  $1,585,710   $1,839,331  $ 2,337,282  $2,073,972
                                   ===========  ==========  ==========   ==========  ===========  ==========

  Beginning units.................     152,773      89,186     164,109       92,704      167,731     122,693
                                   -----------  ----------  ----------   ----------  -----------  ----------
  Units issued....................     578,718      86,164      76,310       86,894      209,830      61,300
  Units redeemed..................    (137,071)    (22,577)    (53,021)     (15,489)     (39,716)    (16,262)
                                   -----------  ----------  ----------   ----------  -----------  ----------
  Ending units....................     594,420     152,773     187,398      164,109      337,845     167,731
                                   ===========  ==========  ==========   ==========  ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A37

                                   SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------
                          AST Neuberger Berman    AST Neuberger Berman/LSV AST PIMCO Limited Maturity
AST MFS Growth Portfolio Mid-Cap Growth Portfolio Mid-Cap Value Portfolio      Bond Portfolio
-----------------------  ----------------------   ----------------------   -------------------------
01/01/2008   01/01/2007  01/01/2008   01/01/2007  01/01/2008   01/01/2007  01/01/2008    01/01/2007
    to           to          to           to          to           to          to            to
12/31/2008   12/31/2007  12/31/2008   12/31/2007  12/31/2008   12/31/2007  12/31/2008    12/31/2007
----------   ----------  ----------   ----------  ----------   ----------  ----------    ----------

$  (6,064)   $  (3,327)  $  (17,875)  $  (16,910) $    1,567   $  (10,826) $   93,873    $   53,991

        0            0            0            0      91,919      208,733           0             0

     (472)       5,745       (2,626)      61,968    (100,229)      15,204       3,105         4,921

 (213,884)      24,983     (600,642)     136,847    (667,402)    (208,434)   (131,832)       17,078
---------    ---------   ----------   ----------  ----------   ----------   ----------   ----------

 (220,420)      27,401     (621,143)     181,905    (674,145)       4,677     (34,854)       75,990
---------    ---------   ----------   ----------  ----------   ----------   ----------   ----------


   70,610       71,873      339,512      241,445     194,090      496,240     125,789       185,284
        0            0            0            0           0            0           0             0

   (7,767)      (7,441)    (127,239)     (33,646)    (82,250)     (47,557)    (51,815)      (43,694)

  379,437     (179,799)      65,695      184,338       9,666      (82,312)  1,264,570       254,092

   (1,295)        (651)        (974)        (643)     (1,281)      (1,535)     (5,070)       (2,959)
---------    ---------   ----------   ----------  ----------   ----------   ----------   ----------

  440,985     (116,018)     276,994      391,494     120,225      364,836   1,333,474       392,723
---------    ---------   ----------   ----------  ----------   ----------   ----------   ----------

  220,565      (88,617)    (344,149)     573,399    (553,920)     369,513   1,298,620       468,713

  227,992      316,609    1,180,305      606,906   1,453,784    1,084,271   1,593,695     1,124,982
---------    ---------   ----------   ----------  ----------   ----------   ----------   ----------
$ 448,557    $ 227,992   $  836,156   $1,180,305  $  899,864   $1,453,784  $2,892,315    $1,593,695
=========    =========   ==========   ==========  ==========   ==========   ==========   ==========

   18,110       29,089       83,959       50,980     129,143       94,048     147,781       109,608
---------    ---------   ----------   ----------  ----------   ----------   ----------   ----------
   40,455        6,892       51,416       56,860      43,472       68,829     207,260        53,378
   (1,289)     (17,871)     (26,686)     (23,881)    (29,313)     (33,734)    (84,917)      (15,205)
---------    ---------   ----------   ----------  ----------   ----------   ----------   ----------
   57,276       18,110      108,689       83,959     143,302      129,143     270,124       147,781
=========    =========   ==========   ==========  ==========   ==========   ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                               SUBACCOUNTS
                                   --------------------------------------------------------------------------
                                   AST AllianceBernstein Core                         AST T. Rowe Price Natural
                                      Value Portfolio         AST QMA US Equity Alpha   Resources Portfolio
                                   -------------------------  ----------------------  -----------------------
                                   01/01/2008    01/01/2007   01/01/2008  01/01/2007   01/01/2008   01/01/2007
                                       to            to           to          to           to           to
                                   12/31/2008    12/31/2007   12/31/2008  12/31/2007   12/31/2008   12/31/2007
                                   ----------    ----------   ----------  ----------  -----------   ----------
OPERATIONS
  Net investment income
   (loss)......................... $  12,019     $   5,664    $   5,539    $  1,983   $   (52,451)  $  (36,505)
  Capital gains distributions
   received.......................    82,553        45,023            0           0       508,488      273,552
  Realized gain (loss) on shares
   redeemed.......................   (77,157)        2,604      (41,014)      2,876      (510,521)      89,788
  Net change in unrealized gain
   (loss) on investments..........  (400,108)     (137,101)    (412,174)    (12,731)   (3,307,435)     887,573
                                   ---------     ---------    ---------    --------   -----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (382,693)      (83,810)    (447,649)     (7,872)   (3,361,919)   1,214,408
                                   ---------     ---------    ---------    --------   -----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    77,760       340,101      257,409     570,910       708,976    1,122,403
  Annuity payments................         0             0            0           0             0            0
  Surrenders, withdrawals and
   death benefits.................   (40,902)       (6,951)     (25,119)     (9,019)     (443,922)    (101,367)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (64,612)      466,909      (62,845)    106,176       124,390      402,369
  Withdrawal and other
   charges........................      (231)         (155)        (869)       (785)       (8,364)      (6,204)
                                   ---------     ---------    ---------    --------   -----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (27,985)      799,904      168,576     667,282       381,080    1,417,201
                                   ---------     ---------    ---------    --------   -----------   ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (410,678)      716,094     (279,073)    659,410    (2,980,839)   2,631,609

NET ASSETS
  Beginning of period.............   911,332       195,238      931,004     271,594     5,662,236    3,030,627
                                   ---------     ---------    ---------    --------   -----------   ----------
  End of period................... $ 500,654     $ 911,332    $ 651,931    $931,004   $ 2,681,397   $5,662,236
                                   =========     =========    =========    ========   ===========   ==========

  Beginning units.................    81,475        16,452       85,392      24,758       329,697      235,264
                                   ---------     ---------    ---------    --------   -----------   ----------
  Units issued....................    15,357        73,391       29,411      65,357       210,691      151,462
  Units redeemed..................   (18,439)       (8,368)     (15,018)     (4,723)     (207,629)     (57,029)
                                   ---------     ---------    ---------    --------   -----------   ----------
  Ending units....................    78,393        81,475       99,785      85,392       332,759      329,697
                                   =========     =========    =========    ========   ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A39

                                   SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset  AST MFS Global Equity AST JPMorgan International AST T. Rowe Price Global
  Allocation Portfolio         Portfolio          Equity Portfolio            Bond Portfolio
-----------------------  --------------------  -------------------------  -----------------------
 01/01/2008  01/01/2007  01/01/2008 01/01/2007 01/01/2008    01/01/2007   01/01/2008   01/01/2007
     to          to          to         to         to            to           to           to
 12/31/2008  12/31/2007  12/31/2008 12/31/2007 12/31/2008    12/31/2007   12/31/2008   12/31/2007
-----------  ----------  ---------- ---------- ----------    ----------   ----------   ----------

$    (1,627) $    7,685  $  (2,203)  $  5,560  $   12,018    $    1,923   $   43,413    $ 10,998

    419,979     146,945    125,782     70,057           0             0       41,344           0

 (2,606,913)      2,272   (146,680)     6,124     (99,356)       29,497      (26,521)      4,944

 (1,675,406)   (160,810)  (232,409)   (48,861)   (574,981)       35,583     (162,171)     52,135
-----------  ----------  ---------   --------   ----------   ----------   ----------    --------

 (3,863,967)     (3,908)  (255,510)    32,880    (662,319)       67,003     (103,935)     68,077
-----------  ----------  ---------   --------   ----------   ----------   ----------    --------

 14,933,816   6,540,341    103,656    158,754     321,700       377,020      395,957      67,942
          0           0          0          0           0             0            0           0

   (175,462)    (13,088)   (16,864)   (20,692)    (23,745)      (14,313)     (56,429)    (25,580)

 (6,209,006)     64,291   (109,356)   106,312     (71,821)        7,168      436,402     306,681

     (7,521)       (435)      (446)      (325)     (1,016)         (929)      (1,460)       (615)
-----------  ----------  ---------   --------   ----------   ----------   ----------    --------

  8,541,827   6,591,109    (23,010)   244,049     225,118       368,946      774,470     348,428
-----------  ----------  ---------   --------   ----------   ----------   ----------    --------

  4,677,860   6,587,201   (278,520)   276,929    (437,201)      435,949      670,535     416,505

  7,243,585     656,384    652,963    376,034   1,283,891       847,942      996,275     579,770
-----------  ----------  ---------   --------   ----------   ----------   ----------    --------
$11,921,445  $7,243,585  $ 374,443   $652,963  $  846,690    $1,283,891   $1,666,810    $996,275
===========  ==========  =========   ========   ==========   ==========   ==========    ========

    621,207      58,084     50,526     30,867     101,346        68,777       91,944      57,523
-----------  ----------  ---------   --------   ----------   ----------   ----------    --------
  2,541,889     596,504     23,946     22,372      49,254        52,729      134,541      44,626
 (1,726,280)    (33,381)   (28,751)    (2,713)    (31,157)      (20,160)     (66,525)    (10,205)
-----------  ----------  ---------   --------   ----------   ----------   ----------    --------
  1,436,816     621,207     45,721     50,526     119,443       101,346      159,960      91,944
===========  ==========  =========   ========   ==========   ==========   ==========    ========

  The accompanying notes are an integral part of these financial statements.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                     SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                     AST Aggressive Asset    AST Capital Growth Asset  AST Academic Strategies Asset
                                     Allocation Portfolio      Allocation Portfolio       Allocation Portfolio
                                   -----------------------  -------------------------  ----------------------------
                                    01/01/2008  01/01/2007   01/01/2008    01/01/2007   01/01/2008     01/01/2007
                                        to          to           to            to           to             to
                                    12/31/2008  12/31/2007   12/31/2008    12/31/2007   12/31/2008     12/31/2007
                                   -----------  ----------  ------------  -----------  ------------   ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (24,568) $  (46,489) $   (865,365) $(1,199,808) $ (1,011,458)  $ (1,499,633)
  Capital gains distributions
   received.......................     340,085      20,419     4,886,617      229,873     5,246,198        322,068
  Realized gain (loss) on shares
   redeemed.......................    (112,673)     59,014    (5,858,048)     844,186    (9,875,449)       957,569
  Net change in unrealized gain
   (loss) on investments..........  (1,770,366)    206,431   (32,494,817)   4,353,244   (38,423,760)     5,828,984
                                   -----------  ----------  ------------  -----------  ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (1,567,522)    239,375   (34,331,613)   4,227,495   (44,064,469)     5,608,988
                                   -----------  ----------  ------------  -----------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     384,187     960,187    24,104,312   36,272,377    41,052,454     51,025,457
  Annuity payments................           0           0             0            0             0              0
  Surrenders, withdrawals and
   death benefits.................    (306,729)   (144,645)   (2,114,898)  (1,633,424)   (3,373,297)    (2,727,855)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (336,436)    518,498   (14,615,223)   3,198,989   (29,034,587)     1,350,288
  Withdrawal and other
   charges........................      (1,914)     (2,035)      (34,832)     (18,215)      (47,622)       (17,309)
                                   -----------  ----------  ------------  -----------  ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    (260,892)  1,332,005     7,339,359   37,819,727     8,596,948     49,630,581
                                   -----------  ----------  ------------  -----------  ------------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (1,828,414)  1,571,380   (26,992,254)  42,047,222   (35,467,521)    55,239,569
                                   -----------  ----------  ------------  -----------  ------------   ------------

NET ASSETS
  Beginning of period.............   3,816,186   2,244,806    84,864,060   42,816,838   116,304,013     61,064,444
                                   -----------  ----------  ------------  -----------  ------------   ------------
  End of period................... $ 1,987,772  $3,816,186  $ 57,871,806  $84,864,060  $ 80,836,492   $116,304,013
                                   ===========  ==========  ============  ===========  ============   ============

  Beginning units.................     321,095     201,158     7,140,808    3,861,233     9,980,417      5,592,980
                                   -----------  ----------  ------------  -----------  ------------   ------------
  Units issued....................      56,232     149,015     4,151,602    4,451,262     7,310,315      5,627,877
  Units redeemed..................     (81,213)    (29,078)   (3,636,031)  (1,171,687)   (6,879,393)    (1,240,440)
                                   -----------  ----------  ------------  -----------  ------------   ------------
  Ending units....................     296,114     321,095     7,656,379    7,140,808    10,411,339      9,980,417
                                   ===========  ==========  ============  ===========  ============   ============

  The accompanying notes are an integral part of these financial statements.

                                      A41

                                        SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------
    AST Balanced Asset      AST Preservation Asset  AST First Trust Balanced   AST First Trust Capital
   Allocation Portfolio      Allocation Portfolio       Target Portfolio      Appreciation Target Portfolio
-------------------------  -----------------------  ------------------------  ----------------------------
 01/01/2008    01/01/2007   01/01/2008  01/01/2007   01/01/2008   01/01/2007   01/01/2008
     to            to           to          to           to           to           to        01/01/2007 to
 12/31/2008    12/31/2007   12/31/2008  12/31/2007   12/31/2008   12/31/2007   12/31/2008     12/31/2007
------------  -----------  -----------  ----------  -----------  -----------   -----------   -------------

$   (545,519) $  (573,867) $  (172,935) $ (110,285) $     1,811  $  (106,793) $   (96,298)    $  (115,811)

   2,143,376      122,493      468,339           0      223,623        3,313      146,379           6,945

  (6,074,964)     335,743   (1,218,283)     96,760   (2,439,460)      64,301   (2,166,412)        236,878

 (17,442,397)   2,129,591   (2,842,036)    439,663   (3,837,084)     361,832   (4,227,032)        372,319
------------  -----------  -----------  ----------  -----------  -----------   -----------    -----------

 (21,919,504)   2,013,960   (3,764,915)    426,138   (6,051,110)     322,653   (6,343,363)        500,331
------------  -----------  -----------  ----------  -----------  -----------   -----------    -----------


  27,356,298   17,772,284   13,202,889   4,729,837   11,529,135    6,708,133    8,008,777       6,393,675
           0            0            0           0            0            0            0               0

  (3,437,937)  (1,263,242)  (1,336,484)   (233,127)    (216,878)     (77,927)    (206,040)        (67,639)

  (7,371,249)  17,936,268    3,320,163     450,776   (4,758,368)     612,096   (4,629,585)        757,301

     (85,662)      (4,414)     (10,442)       (855)     (10,490)        (986)      (5,363)           (708)
------------  -----------  -----------  ----------  -----------  -----------   -----------    -----------

  16,461,450   34,440,896   15,176,126   4,946,631    6,543,399    7,241,316    3,167,789       7,082,629
------------  -----------  -----------  ----------  -----------  -----------   -----------    -----------

  (5,458,054)  36,454,856   11,411,211   5,372,769      492,289    7,563,969   (3,175,574)      7,582,960
------------  -----------  -----------  ----------  -----------  -----------   -----------    -----------

  58,098,557   21,643,701    9,942,114   4,569,345   11,118,824    3,554,855   11,129,932       3,546,972
------------  -----------  -----------  ----------  -----------  -----------   -----------    -----------
$ 52,640,503  $58,098,557  $21,353,325  $9,942,114  $11,611,113  $11,118,824  $ 7,954,358     $11,129,932
============  ===========  ===========  ==========  ===========  ===========   ===========    ===========

   5,008,656    1,998,139      881,629     430,815      993,231      337,354      978,578         339,596
------------  -----------  -----------  ----------  -----------  -----------   -----------    -----------
   5,752,547    3,590,860    2,710,662     722,479    2,302,210      756,497    1,388,411         832,172
  (4,237,979)    (580,343)  (1,189,752)   (271,665)  (1,684,189)    (100,620)  (1,162,333)       (193,190)
------------  -----------  -----------  ----------  -----------  -----------   -----------    -----------
   6,523,224    5,008,656    2,402,539     881,629    1,611,252      993,231    1,204,656         978,578
============  ===========  ===========  ==========  ===========  ===========   ===========    ===========

  The accompanying notes are an integral part of these financial statements.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                               SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                      AST Advanced           AST T. Rowe Price              AST Money
                                  Strategies Portfolio    Large-Cap Growth Portfolio     Market Portfolio
                                ------------------------  -------------------------  -----------------------
                                 01/01/2008   01/01/2007   01/01/2008    01/01/2007   01/01/2008  01/01/2007
                                     to           to           to            to           to          to
                                 12/31/2008   12/31/2007   12/31/2008    12/31/2007   12/31/2008  12/31/2007
                                -----------  -----------   -----------   ----------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)...................... $   (47,819) $  (149,698) $   (24,844)    $ (5,484)  $    15,958  $   24,827
  Capital gains distributions
   received....................     415,613       16,166            0            0             0           0
  Realized gain (loss) on
   shares redeemed.............  (2,404,578)     140,408     (111,965)       5,389             0           0
  Net change in unrealized
   gain (loss) on
   investments.................  (5,136,392)     598,589   (1,073,767)      19,411             0           0
                                -----------  -----------   -----------    --------   -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS..................  (7,173,176)     605,465   (1,210,576)      19,316        15,958      24,827
                                -----------  -----------   -----------    --------   -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  13,724,897    8,059,249      125,779      148,242     1,899,255     564,077
  Annuity payments.............           0            0            0            0             0           0
  Surrenders, withdrawals and
   death benefits..............    (419,856)    (110,838)    (156,010)      (8,563)   (1,219,085)   (279,204)
  Net transfers between other
   subaccounts or fixed rate
   option......................  (3,308,401)   1,093,305    2,569,138       (3,792)    1,510,654     800,938
  Withdrawal and other
   charges.....................     (10,210)        (901)      (3,706)        (161)         (600)       (271)
                                -----------  -----------   -----------    --------   -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS................   9,986,430    9,040,815    2,535,201      135,726     2,190,224   1,085,540
                                -----------  -----------   -----------    --------   -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   2,813,254    9,646,280    1,324,625      155,042     2,206,182   1,110,367

NET ASSETS
  Beginning of period..........  14,536,861    4,890,581      445,479      290,437     1,283,861     173,494
                                -----------  -----------   -----------    --------   -----------  ----------
  End of period................ $17,350,115  $14,536,861  $ 1,770,104     $445,479   $ 3,490,043  $1,283,861
                                ===========  ===========   ===========    ========   ===========  ==========

  Beginning units..............   1,279,902      460,885       39,906       27,730       121,631      16,981
                                -----------  -----------   -----------    --------   -----------  ----------
  Units issued.................   2,622,952    1,018,990      308,443       18,750       636,712     326,349
  Units redeemed...............  (1,682,708)    (199,973)     (65,863)      (6,574)     (430,620)   (221,699)
                                -----------  -----------   -----------    --------   -----------  ----------
  Ending units.................   2,220,146    1,279,902      282,486       39,906       327,723     121,631
                                ===========  ===========   ===========    ========   ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A43

                                  SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------
    AST Small-Cap      AST Pimco Total Return Bond    AST International      AST International
   Growth Portfolio           Portfolio                Value Portfolio       Growth Portfolio
---------------------  --------------------------  ----------------------  --------------------
01/01/2008  01/01/2007 01/01/2008    01/01/2007    01/01/2008  01/01/2007  01/01/2008 01/01/2007
    to          to         to            to            to          to          to         to
12/31/2008  12/31/2007 12/31/2008    12/31/2007    12/31/2008  12/31/2007  12/31/2008 12/31/2007
----------  ---------- ----------    ----------    ----------  ----------  ---------- ----------

$  (24,268)  $ (1,360) $   48,124    $   21,322    $    7,576  $      407  $  (1,066)  $ (6,288)

         0          0      13,112             0        61,199           0    123,524     49,507

   (50,107)       252     (25,546)        1,436       (86,996)      5,857    (65,231)     9,111

  (763,814)     2,283    (130,171)       89,151      (445,253)     55,260   (536,327)    37,126
----------   --------   ----------    ----------   ----------  ----------  ---------   --------

  (838,189)     1,175     (94,481)      111,909      (463,474)     61,524   (479,100)    89,456
----------   --------   ----------    ----------   ----------  ----------  ---------   --------

    40,110     73,463   2,121,391     1,022,749       139,690     670,131    163,748    245,555
         0          0           0             0             0           0          0          0

  (146,861)      (922)    (61,910)      (35,992)      (55,340)     (5,393)   (18,124)    (8,910)

 2,583,771      2,201     (73,578)       11,717      (273,345)    132,985     47,450    (29,747)

    (3,427)      (143)     (1,275)         (348)         (499)        (77)      (289)      (125)
----------   --------   ----------    ----------   ----------  ----------  ---------   --------

 2,473,593     74,599   1,984,628       998,126      (189,494)    797,646    192,785    206,773
----------   --------   ----------    ----------   ----------  ----------  ---------   --------

 1,635,404     75,774   1,890,147     1,110,035      (652,968)    859,170   (286,315)   296,229

   114,456     38,682   2,077,746       967,711     1,151,959     292,789    749,447    453,218
----------   --------   ----------    ----------   ----------  ----------  ---------   --------
$1,749,860   $114,456  $3,967,893    $2,077,746    $  498,991  $1,151,959  $ 463,132   $749,447
==========   ========   ==========    ==========   ==========  ==========  =========   ========

    10,957      3,900     189,211        93,888        91,335      26,926     60,295     42,719
----------   --------   ----------    ----------   ----------  ----------  ---------   --------
   290,535      7,601     286,004       103,819        28,073      77,902     31,805     29,671
   (42,272)      (544)    (98,361)       (8,496)      (47,600)    (13,493)   (16,081)   (12,095)
----------   --------   ----------    ----------   ----------  ----------  ---------   --------
   259,220     10,957     376,854       189,211        71,808      91,335     76,019     60,295
==========   ========   ==========    ==========   ==========  ==========  =========   ========

  The accompanying notes are an integral part of these financial statements.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                   SUBACCOUNTS
                                  ----------------------------------------------------------------------------

                                       Gartmore NVIT            AST Western       AST Investment
                                         Developing           Asset Core Plus         Grade         AST Bond
                                        Markets Fund           Bond Portfolio     Bond Portfolio Portfolio 2018
                                  -----------------------  ---------------------  -------------- --------------
                                   01/01/2008  01/01/2007  01/01/2008 11/19/2007*  01/28/2008*    01/28/2008*
                                       to          to          to         to            to             to
                                   12/31/2008  12/31/2007  12/31/2008 12/31/2007    12/31/2008     12/31/2008
                                  -----------  ----------  ---------- ----------- -------------- --------------
OPERATIONS
  Net investment income
   (loss)........................ $   (30,064) $  (23,278)  $ (1,446)   $   (18)   $  (223,744)     $   (368)
  Capital gains distributions
   received......................   1,771,484     137,792         11          0              0             0
  Realized gain (loss) on
   shares redeemed...............  (1,229,446)     21,317     (8,141)         0      1,022,526        13,695
  Net change in unrealized gain
   (loss) on investments.........  (3,595,366)    386,950      4,181        188      3,766,571         4,608
                                  -----------  ----------   --------    -------    -----------      --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................  (3,083,392)    522,781     (5,395)       170      4,565,353        17,935
                                  -----------  ----------   --------    -------    -----------      --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................     148,293     427,433    247,198          1              0             0
  Annuity payments...............           0           0          0          0              0             0
  Surrenders, withdrawals and
   death benefits................    (319,102)    (28,666)         0          0        (84,604)            0
  Net transfers between other
   subaccounts or fixed rate
   option........................    (353,283)  3,606,762    125,607     31,124     40,305,890        56,900
  Withdrawal and other
   charges.......................     (16,223)     (1,257)       (99)         0       (111,304)            0
                                  -----------  ----------   --------    -------    -----------      --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................    (540,315)  4,004,272    372,706     31,125     40,109,982        56,900
                                  -----------  ----------   --------    -------    -----------      --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................  (3,623,707)  4,527,053    367,311     31,295     44,675,335        74,835

NET ASSETS
  Beginning of period............   5,202,908     675,855     31,295          0              0             0
                                  -----------  ----------   --------    -------    -----------      --------
  End of period.................. $ 1,579,201  $5,202,908   $398,606    $31,295    $44,675,335      $ 74,835
                                  ===========  ==========   ========    =======    ===========      ========

  Beginning units................     229,973      42,250      3,136          0              0             0
                                  -----------  ----------   --------    -------    -----------      --------
  Units issued...................      34,335     200,400     51,989      3,136      9,302,696        93,666
  Units redeemed.................     (96,115)    (12,677)   (12,127)         0     (5,145,450)      (87,437)
                                  -----------  ----------   --------    -------    -----------      --------
  Ending units...................     168,193     229,973     42,998      3,136      4,157,246         6,229
                                  ===========  ==========   ========    =======    ===========      ========

*  Date subaccount became available for investment.

  The accompanying notes are an integral part of these financial statements.

                                      A45

                                                  SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   AST CLS       AST CLS
                                AST Parametric                Franklin Templeton   AST Goldman   Growth Asset Moderate Asset
   AST Bond    AST Global Real     Emerging    AST Focus Four VIP Founding Funds Sachs Small-Cap  Allocation    Allocation
Portfolio 2019 Estate Portfolio Markets Equity Plus Portfolio  Allocation Fund   Value Portfolio  Portfolio     Portfolio
-------------- ---------------- -------------- -------------- ------------------ --------------- ------------ --------------
 01/28/2008*     07/21/2008*     07/21/2008*    07/21/2008*      05/01/2008*       07/21/2008*   05/01/2008*   05/01/2008*
      to              to              to             to               to               to             to            to
  12/31/2008      12/31/2008      12/31/2008     12/31/2008       12/31/2008       12/31/2008     12/31/2008    12/31/2008
-------------- ---------------- -------------- -------------- ------------------ --------------- ------------ --------------

   $   (156)        $   (2)        $   (11)       $   (618)      $    40,047         $   (91)    $   (10,467)   $   (4,572)

          0              0               0               0            56,728               0           1,041           159

      4,745              0            (416)        (37,273)         (934,178)         (6,469)       (483,220)     (157,258)

      1,408            148              45           3,771          (201,083)           (339)        (24,089)       (5,002)
   --------         ------         -------        --------       -----------         -------     -----------    ----------

      5,997            146            (382)        (34,120)       (1,038,486)         (6,899)       (516,735)     (166,673)
   --------         ------         -------        --------       -----------         -------     -----------    ----------

          0          3,851           8,732         285,152         6,236,374          42,366       3,315,500     1,402,761
          0              0               0               0                 0               0               0             0

          0              0               0               0              (524)              0            (166)          101

     35,402          1,177           2,783         (28,520)       (1,964,726)         (5,019)     (1,189,343)     (244,928)

          0              0               0             (32)           (2,489)             (9)         (1,651)         (721)
   --------         ------         -------        --------       -----------         -------     -----------    ----------

     35,402          5,028          11,515         256,600         4,268,635          37,338       2,124,340     1,157,213
   --------         ------         -------        --------       -----------         -------     -----------    ----------

     41,399          5,174          11,133         222,480         3,230,149          30,439       1,607,605       990,540

          0              0               0               0                 0               0               0             0
   --------         ------         -------        --------       -----------         -------     -----------    ----------
   $ 41,399         $5,174         $11,133        $222,480       $ 3,230,149         $30,439     $ 1,607,605    $  990,540
   ========         ======         =======        ========       ===========         =======     ===========    ==========

          0              0               0               0                 0               0               0             0
   --------         ------         -------        --------       -----------         -------     -----------    ----------
     29,972            848           2,494          54,284         1,197,171           7,776         626,807       277,237
    (26,550)             0            (498)        (24,507)         (711,196)         (3,791)       (386,940)     (142,365)
   --------         ------         -------        --------       -----------         -------     -----------    ----------
      3,422            848           1,996          29,777           485,975           3,985         239,867       134,872
   ========         ======         =======        ========       ===========         =======     ===========    ==========

  The accompanying notes are an integral part of these financial statements.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                         SUBACCOUNTS
                                   -------------------------------------------------------
                                   AST Horizon   AST Horizon     AST Niemann
                                   Growth Asset Moderate Asset  Capital Growth
                                    Allocation    Allocation   Asset Allocation ProFund VP
                                    Portfolio     Portfolio       Portfolio     Industrials
                                   ------------ -------------- ---------------- -----------
                                   05/01/2008*   05/01/2008*     05/01/2008*    05/01/2008*
                                        to            to              to            to
                                    12/31/2008    12/31/2008      12/31/2008    12/31/2008
                                   ------------ -------------- ---------------- -----------
OPERATIONS
  Net investment income
   (loss).........................  $  (2,279)    $   (7,476)     $  (1,216)      $   (23)
  Capital gains distributions
   received.......................         15             27              8           259
  Realized gain (loss) on shares
   redeemed.......................    (93,168)      (257,254)       (42,127)       (2,224)
  Net change in unrealized gain
   (loss) on investments..........     (4,784)        (2,517)        (8,323)       (1,095)
                                    ---------     ----------      ---------       -------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (100,216)      (267,220)       (51,658)       (3,083)
                                    ---------     ----------      ---------       -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    757,545      2,593,835        507,622         9,700
  Annuity payments................          0              0              0             0
  Surrenders, withdrawals and
   death benefits.................          0         (1,885)             0             0
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (221,490)      (508,534)      (126,209)         (268)
  Withdrawal and other charges....       (496)        (1,205)          (202)           (6)
                                    ---------     ----------      ---------       -------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    535,559      2,082,211        381,211         9,426
                                    ---------     ----------      ---------       -------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    435,343      1,814,991        329,553         6,343

NET ASSETS
  Beginning of period.............          0              0              0             0
                                    ---------     ----------      ---------       -------
  End of period...................  $ 435,343     $1,814,991      $ 329,553       $ 6,343
                                    =========     ==========      =========       =======

  Beginning units.................          0              0              0             0
                                    ---------     ----------      ---------       -------
  Units issued....................    138,484        503,860         82,370         1,752
  Units redeemed..................    (77,522)      (265,513)       (38,448)         (713)
                                    ---------     ----------      ---------       -------
  Ending units....................     60,962        238,347         43,922         1,039
                                    =========     ==========      =========       =======

*  Date subaccount became available for investment.

  The accompanying notes are an integral part of these financial statements.

                                      A47

                     NOTES TO THE FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               December 31, 2008

Note 1: General

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Select and Discovery Choice Variable Annuity Contracts, (collectively, "Discovery Choice") are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

        Effective May 1, 2007 American Skandia Trust and American Skandia Investment Services, Inc. will be renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred and seven subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, American Skandia Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. Options available which invest in a corresponding portfolio of the Series Fund are:

 Prudential Series Fund    SP Large Cap Value        AST American Century
 Money Market Portfolio     Portfolio                 Income & Growth
 Diversified Bond          SP AIM Core Equity         Portfolio
  Portfolio                 Portfolio                AST Schroders
 Equity Portfolio          SP Strategic Partners      Multi-Asset World
 Value Portfolio            Focused Growth Portfolio  Strategies Portfolio
 High Yield Bond Portfolio SP Mid Cap Growth         AST Cohen & Steers
 Stock Index Portfolio      Portfolio                 Realty Portfolio
 Global Portfolio          SP Prudential U.S.        AST UBS Dynamic Alpha
 Jennison Portfolio         Emerging Growth           Portfolio
 Small Capitalization       Portfolio                AST DeAm Large-Cap Value
  Stock Portfolio          SP Conservative Asset      Portfolio
 Jennison 20/20 Focus       Allocation Portfolio     AST Neuberger Berman
  Portfolio                SP Balanced Asset          Small-Cap Growth
 Diversified Conservative   Allocation Portfolio      Portfolio
  Growth Portfolio         SP Growth Asset           AST DeAm Small-Cap Value
 SP Davis Value Portfolio   Allocation Portfolio      Portfolio
 SP T. Rowe Price          SP Aggressive Growth      AST High Yield Portfolio
  Large-Cap Growth          Asset Allocation         AST Federated Aggressive
  Portfolio                 Portfolio                 Growth Portfolio
 SP Small Cap Value        SP International Growth   AST Mid-Cap Value
  Portfolio                 Portfolio                 Portfolio
 SP Small Cap Growth       SP International Value    AST Small Cap Value
  Portfolio                 Portfolio                 Portfolio
 SP PIMCO Total Return                               AST Goldman Sachs
  Portfolio                Advanced Series Trust      Concentrated Growth
 SP PIMCO High Yield       AST AllianceBernstein      Portfolio
  Portfolio                 Growth & Income          AST Goldman Sachs
                            Portfolio                 Mid-Cap Growth Portfolio

                                      A48

 AST Large-Cap Value       AST Money Market          Davis
  Portfolio                AST Small Cap Growth      Value Portfolio
 AST Lord Abbett Bond       Portfolio
  Debenture Portfolio      AST PIMCO Total Return    Evergreen VA
 AST Marsico Capital        Bond Portfolio           Diversified Capital
  Growth Portfolio         AST International Value    Builder Fund
 AST MFS Growth Portfolio   Portfolio                Growth Fund
 AST Neuberger Berman      AST International Growth  Omega Fund
  Mid-Cap Growth Portfolio  Portfolio                Special Values Fund
 AST Neuberger Berman /    AST Western Asset Core    International Equity Fund
  LSV Mid- Cap Value        Plus Bond Portfolio      Fundamental Large Cap
  Portfolio                AST Investment Grade       Fund
 AST PIMCO Limited          Bond Portfolio
  Maturity Bond Portfolio  AST Bond Portfolio 2018   Franklin Templeton Funds
 AST AllianceBernstein     AST Bond Portfolio 2019   Small-Mid Cap Growth
  Core Value Portfolio     AST Global Real Estate     Securities Fund
 AST QMA US Equity Alpha    Portfolio                VIP Founding Funds
 AST T. Rowe Price         AST Parametric Emerging    Allocation Fund
  Natural Resources         Markets Equity
  Portfolio                AST Focus Four Plus       Gartmore NVIT
 AST T. Rowe Price Asset    Portfolio                Developing Markets
  Allocation Portfolio     AST Goldman Sachs
 AST MFS Global Equity      Small-Cap Value          Janus Aspen Series
  Portfolio                 Portfolio                Large Cap Growth
 AST JPMorgan              AST CLS Growth Asset       Portfolio -
  International Equity      Allocation Portfolio      Institutional Shares
  Portfolio                AST CLS Moderate Asset    Large Cap Growth
 AST T. Rowe Price Global   Allocation Portfolio      Portfolio - Service
  Bond Portfolio           AST Horizon Growth Asset   Shares
 AST Aggressive Asset       Allocation Portfolio     International Growth
  Allocation Portfolio     AST Horizon Moderate       Portfolio -
 AST Capital Growth Asset   Asset Allocation          Institutional Shares
  Allocation Portfolio      Portfolio
 AST Academic Strategies   AST Niemann Capital       MFS Variable Insurance
  Asset Allocation          Growth Asset Allocation  Trust
  Portfolio                 Portfolio                Research Series -
 AST Balanced Asset                                   Initial Class
  Allocation Portfolio     AIM Variable Insurance    Growth Series - Initial
 AST Preservation Asset    Core Equity Fund           Class
  Allocation Portfolio
 AST First Trust Balanced  AllianceBernstein         ProFunds VP
  Target Portfolio         Large Cap Growth          Industrials
 AST First Trust Capital
  Appreciation Target      American Century          OCC Premier VIT
  Portfolio                Variable Portfolios       Opcap Managed Portfolio
 AST Advanced Strategies   Value Fund                NACM Small Cap Portfolio
  Portfolio
 AST T. Rowe Price         Credit Suisse             T. Rowe Price
  Large-Cap Growth         Trust Global Small Cap    International Stock
  Portfolio                                           Portfolio
                                                     Equity Income Portfolio

        The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

        On May 1, 2008, four Prudential Series funds were merged into four existing AST funds.

        The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2008 as net transfers between subaccounts. The transfers occurred as follows:

Transferred From:                  NAV   Transferred To:                 NAV   Balance Transferred:
-----------------                  ---   ---------------                 ---   --------------------
Prudential SP AIM Core Equity            AST Marsico Capital Growth
 Portfolio                          8.65  Portfolio                      21.81           $1,583,844
Prudential SP T. Rowe Price Large        AST T. Rowe Price Large-Cap
 Cap Growth Portfolio               7.44  Growth Portfolio               11.29           $2,828,386
Prudential SP Large Cap Value
 Portfolio                         11.36 AST Large-Cap Value Portfolio   18.11           $5,367,882
Prudential SP Small Cap Growth
 Portfolio                          7.35 AST Small-Cap Growth Portfolio  16.65           $2,638,752

                                      A49

        On July 18, 2008, AST DeAm Small-Cap Portfolio was merged into the existing AST Small-Cap Value Portfolio.

        The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in Net Assets for the year ended December 31, 2008 as net transfers between subaccounts. The transfer occurred as follows:

Transferred From:         NAV  Transferred To:                NAV   Balance Transferred:
-----------------         ---  ---------------                ---   --------------------
AST DeAm Small-Cap Value
 Portfolio                8.23 AST Small-Cap Value Portfolio  11.38            $410,722

Note 2: Significant Accounting Policies

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account adopted this guidance effective January 1, 2008. For further discussion please refer to Note 3: Fair Value.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, whose investment securities are stated at fair value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3: Fair Value

        SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. SFAS No. 157 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

        Level 1 Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

        Level 2 Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

        Level 3 Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

                                      A50

        All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable annuity insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value (s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

        As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008 are presented.

Note 4: Taxes

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5: Purchases and Sales of Investments

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2008 were as follows:

                                                                    Purchases      Sales
                                                                   ----------- ------------
Prudential Money Market Portfolio................................. $15,823,585 $(10,076,082)
Prudential Diversified Bond Portfolio............................. $   573,443 $ (7,461,795)
Prudential Equity Portfolio....................................... $   195,054 $ (5,499,494)
Prudential Value Portfolio........................................ $   592,681 $ (6,491,773)
Prudential High Yield Bond Portfolio.............................. $    86,453 $ (3,403,528)
Prudential Stock Index Portfolio.................................. $   290,071 $ (6,787,928)
Prudential Global Portfolio....................................... $   174,601 $ (1,559,860)
Prudential Jennison Portfolio..................................... $   278,820 $ (6,434,659)
Prudential Small Capitalization Stock Portfolio................... $    84,040 $ (1,881,643)
T. Rowe Price International Stock Portfolio....................... $   130,804 $   (793,920)
T. Rowe Price Equity Income Portfolio............................. $   171,909 $ (1,740,776)
Premier VIT OpCap Managed Portfolio............................... $    18,262 $ (2,058,237)
Premier VIT NACM Small Cap Portfolio.............................. $   120,745 $ (1,226,832)
AIM V.I. Core Equity Fund......................................... $     5,495 $ (2,997,085)
Janus Aspen Large Cap Growth Portfolio - Institutional Shares..... $    82,673 $ (2,304,467)
Janus Aspen International Growth Portfolio - Institutional Shares. $   212,409 $ (4,158,404)
MFS VIT Research Series - Initial Class........................... $    35,182 $   (667,681)
MFS VIT Growth Series - Initial Class............................. $   454,837 $ (2,196,441)
Credit Suisse Trust Global Small Cap Portfolio.................... $    60,037 $   (448,894)
American Century VP Value Fund.................................... $    66,419 $   (668,976)
Franklin Templeton Small-Mid Cap Growth Securities Fund........... $    52,999 $   (617,986)
Prudential Jennison 20/20 Focus Portfolio......................... $   958,596 $ (1,559,739)
Prudential Diversified Conservative Growth Portfolio.............. $   192,215 $ (1,492,385)
Davis Value Portfolio............................................. $   579,623 $ (1,568,251)
AllianceBernstein Large Cap Growth Portfolio...................... $    30,825 $   (119,635)
Prudential SP T.Rowe Price Large Cap Growth Portfolio............. $    29,044 $ (3,001,624)
Prudential SP Davis Value Portfolio............................... $   480,954 $ (1,961,538)
Prudential SP Small-Cap Value Portfolio........................... $   398,165 $ (3,137,887)
Prudential SP Small Cap Growth Portfolio.......................... $    21,966 $ (2,847,707)
Prudential SP PIMCO Total Return Portfolio........................ $ 3,481,212 $ (8,170,518)
Prudential SP PIMCO High Yield Portfolio.......................... $   597,440 $ (2,607,944)

                                      A51

                                                             Purchases      Sales
                                                            ----------- ------------
Janus Aspen Large Cap Growth Portfolio - Service Shares.... $    46,845 $   (146,140)
Prudential SP Large Cap Value Portfolio.................... $    65,198 $ (5,728,415)
Prudential SP AIM Core Equity Portfolio.................... $     7,601 $ (1,654,571)
Prudential SP Strategic Partners Focused Growth Portfolio.. $    78,632 $   (205,286)
Prudential SP Mid Cap Growth Portfolio..................... $   197,597 $ (1,143,004)
SP Prudential U.S. Emerging Growth Portfolio............... $   499,609 $ (2,066,915)
Prudential SP Conservative Asset Allocation Portfolio...... $ 1,413,802 $ (5,401,254)
Prudential SP Balanced Asset Allocation Portfolio.......... $   881,722 $(10,927,565)
Prudential SP Growth Asset Allocation Portfolio............ $   164,171 $ (5,514,246)
Prudential SP Aggressive Growth Asset Allocation Portfolio. $    82,050 $ (1,079,544)
Prudential SP International Growth Portfolio............... $   443,926 $ (1,098,244)
Prudential SP International Value Portfolio................ $   215,075 $   (737,806)
Evergreen VA Diversified Capital Builder Fund.............. $        -- $         --
Evergreen VA Growth Fund................................... $        -- $         --
Evergreen VA Omega Fund.................................... $     7,202 $    (26,799)
Evergreen VA Special Values Fund........................... $        -- $    (38,995)
Evergreen VA International Equity Fund..................... $    28,787 $    (34,346)
Evergreen VA Fundamental Large Cap Fund.................... $       699 $    (36,819)
AST AllianceBernstein Growth & Income Portfolio............ $   222,258 $    (49,464)
AST American Century Income & Growth Portfolio............. $   245,592 $   (237,647)
AST Schroders Multi-Asset World Strategies Portfolio....... $ 5,110,137 $ (3,388,388)
AST Cohen & Steers Realty Portfolio........................ $   211,885 $   (359,445)
AST UBS Dynamic Alpha Portfolio............................ $25,455,226 $(12,765,752)
AST DeAm Large-Cap Value Portfolio......................... $   274,257 $    (97,788)
AST Neuberger Berman Small-Cap Growth Portfolio............ $   184,648 $    (64,364)
AST DeAm Small-Cap Value Portfolio......................... $    75,115 $   (460,498)
AST High Yield Portfolio................................... $   454,162 $   (368,627)
AST Federated Aggressive Growth Portfolio.................. $   129,926 $   (127,971)
AST Mid-Cap Value Portfolio................................ $   271,260 $   (146,643)
AST Small-Cap Value Portfolio.............................. $   878,371 $   (282,044)
AST Goldman Sachs Concentrated Growth Portfolio............ $   292,828 $   (256,883)
AST Goldman Sachs Mid-Cap Growth Portfolio................. $   391,613 $   (322,809)
AST Large-Cap Value Portfolio.............................. $ 6,072,993 $ (1,040,013)
AST Lord Abbett Bond-Debenture Portfolio................... $   793,741 $   (514,260)
AST Marsico Capital Growth Portfolio....................... $ 2,186,945 $   (376,723)
AST MFS Growth Portfolio................................... $   454,535 $    (20,995)
AST Neuberger Berman Mid-Cap Growth Portfolio.............. $   559,962 $   (300,844)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio......... $   365,047 $   (265,105)
AST PIMCO Limited Maturity Bond Portfolio.................. $ 2,251,783 $   (956,025)
AST AllianceBernstein Core Value Portfolio................. $   115,124 $   (154,118)
AST QMA US Equity Alpha.................................... $   282,294 $   (129,430)
AST T. Rowe Price Natural Resources Portfolio.............. $ 2,904,833 $ (2,609,111)
AST T. Rowe Price Asset Allocation Portfolio............... $22,590,105 $(14,252,619)
AST MFS Global Equity Portfolio............................ $   240,688 $   (272,389)
AST JPMorgan International Equity Portfolio................ $   450,384 $   (244,504)
AST T. Rowe Price Global Bond Portfolio.................... $ 1,431,423 $   (680,609)
AST Aggressive Asset Allocation Portfolio.................. $   497,212 $   (803,454)
AST Capital Growth Asset Allocation Portfolio.............. $35,066,415 $(29,335,392)
AST Academic Strategies Asset Allocation Portfolio......... $61,638,159 $(55,324,441)
AST Balanced Asset Allocation Portfolio.................... $49,337,823 $(34,027,203)
AST Preservation Asset Allocation Portfolio................ $25,081,424 $(10,196,629)
AST First Trust Balanced Target Portfolio.................. $18,525,152 $(12,245,567)
AST First Trust Capital Appreciation Target Portfolio...... $11,773,239 $ (8,841,815)
AST Advanced Strategies Portfolio.......................... $22,887,767 $(13,271,234)
AST T. Rowe Price Large-Cap Growth Portfolio............... $ 2,981,307 $   (474,374)
AST Money Market Portfolio................................. $ 5,373,331 $ (3,215,093)
AST Small-Cap Growth Portfolio............................. $ 2,833,793 $   (384,468)
AST Pimco Total Return Bond Portfolio...................... $ 2,859,228 $   (916,703)
AST International Value Portfolio.......................... $   196,547 $   (398,585)
AST International Growth Portfolio......................... $   276,178 $    (94,159)
Gartmore NVIT Developing Markets Fund...................... $   636,328 $ (1,234,753)

                                      A52

                                                        Purchases      Sales
                                                       ----------- ------------
AST Western Asset Core Plus Bond Portfolio............ $   479,518 $   (108,386)
AST Investment Grade Bond Portfolio................... $90,810,463 $(50,924,225)
AST Bond Portfolio 2018............................... $   501,185 $   (444,653)
AST Bond Portfolio 2019............................... $   315,904 $   (280,658)
AST Global Real Estate Portfolio...................... $     5,028 $         (2)
AST Parametric Emerging Markets Equity................ $    13,980 $     (2,476)
AST Focus Four Plus Portfolio......................... $   458,818 $   (202,836)
Franklin Templeton VIP Founding Funds Allocation Fund. $ 8,791,687 $ (4,541,692)
AST Goldman Sachs Small-Cap Value Portfolio........... $    59,388 $    (22,141)
AST CLS Growth Asset Allocation Portfolio............. $ 4,817,514 $ (2,703,936)
AST CLS Moderate Asset Allocation Portfolio........... $ 2,229,475 $ (1,076,967)
AST Horizon Growth Asset Allocation Portfolio......... $ 1,112,775 $   (579,517)
AST Horizon Moderate Asset Allocation Portfolio....... $ 3,990,957 $ (1,916,283)
AST Niemann Capital Growth Asset Allocation Portfolio. $   674,318 $   (294,329)
ProFund VP Industrials................................ $    13,908 $     (4,511)

Note 6: Related Party Transactions

        PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and American Skandia Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

        The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

Note 7: Financial Highlights

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

                                      A53

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                              At year ended                            For year ended
                   -----------------------------------  -----------------------------------------------
                                                 Net    Investment
                   Units       Unit Value       Assets    Income   Expense Ratio**     Total Return***
                   (000s)  Lowest -- Highest    (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ --------------------  ------- ---------- -----------------  ------------------
                                          Prudential Money Market Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008  23,300 $1.06138 to  $1.37270 $28,397   2.59%    1.35%  to   1.80%    0.82% to    1.30%
December 31, 2007  18,166 $1.05271 to  $1.35615 $22,032   4.96%    1.35%  to   1.80%    3.20% to    3.63%
December 31, 2006  18,744 $1.02005 to  $1.30893 $21,912   4.66%    1.35%  to   1.80%    2.93% to    3.35%
December 31, 2005  16,041 $0.99102 to  $1.26691 $18,538   2.83%    1.35%  to   1.80%    1.08% to    1.54%
December 31, 2004  20,180 $0.98039 to  $1.24840 $23,123   1.01%    1.35%  to   1.80%   -0.78% to   -0.33%

                                        Prudential Diversified Bond Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008  17,358 $1.36361 to  $1.63556 $28,332   5.12%    1.35%  to   1.65%   -5.02% to   -4.74%
December 31, 2007  21,214 $1.43562 to  $1.71791 $36,374   5.01%    1.35%  to   1.65%    4.00% to    4.31%
December 31, 2006  24,019 $1.38043 to  $1.64793 $39,488   4.85%    1.35%  to   1.65%    3.28% to    3.59%
December 31, 2005  28,661 $1.33655 to  $1.59160 $45,524   5.25%    1.35%  to   1.65%    1.61% to    1.91%
December 31, 2004  32,767 $1.31540 to  $1.56260 $51,105   4.39%    1.35%  to   1.65%    3.87% to    4.18%

                                             Prudential Equity Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008  15,829 $0.80955 to  $1.37073 $20,459   1.45%    1.35%  to   1.80%  -39.25% to  -38.98%
December 31, 2007  18,581 $1.33060 to  $2.24766 $39,447   1.01%    1.35%  to   1.80%    7.38% to    7.86%
December 31, 2006  21,283 $1.23731 to  $2.08496 $42,042   1.06%    1.35%  to   1.80%   10.59% to   11.08%
December 31, 2005  23,619 $1.11720 to  $1.87806 $42,334   0.97%    1.35%  to   1.80%    9.50% to    9.98%
December 31, 2004  25,261 $1.01871 to  $1.70828 $41,804   1.24%    1.35%  to   1.80%    7.98% to    8.46%

                                              Prudential Value Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008  13,276 $0.88692 to  $1.71665 $19,943   1.88%    1.35%  to   1.80%  -43.32% to  -43.07%
December 31, 2007  15,801 $1.56465 to  $3.01663 $41,707   1.24%    1.35%  to   1.80%    1.35% to    1.81%
December 31, 2006  20,496 $1.54375 to  $2.96458 $51,890   1.47%    1.35%  to   1.80%   17.83% to   18.35%
December 31, 2005  20,451 $1.31000 to  $2.50630 $45,457   1.39%    1.35%  to   1.80%   14.60% to   15.11%
December 31, 2004  20,354 $1.14140 to  $2.17838 $40,694   1.40%    1.35%  to   1.80%   14.25% to   14.76%

                                         Prudential High Yield Bond Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008   9,067 $1.03639 to  $1.28867 $11,670   8.56%    1.35%  to   1.65%  -23.54% to  -23.32%
December 31, 2007  11,056 $1.35549 to  $1.68122 $18,567   7.03%    1.35%  to   1.65%    0.96% to    1.26%
December 31, 2006  12,641 $1.34263 to  $1.66129 $20,981   7.74%    1.35%  to   1.65%    8.44% to    8.77%
December 31, 2005  15,051 $1.23810 to  $1.52788 $22,971   6.77%    1.35%  to   1.65%    1.74% to    2.01%
December 31, 2004  17,740 $1.21693 to  $1.49829 $26,555   7.28%    1.35%  to   1.65%    8.52% to    8.84%

                                           Prudential Stock Index Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008  21,057 $0.62211 to  $1.39552 $25,023   2.27%    1.35%  to   1.75%  -38.03% to  -37.77%
December 31, 2007  24,905 $1.00244 to  $2.24407 $47,587   1.50%    1.35%  to   1.75%    3.28% to    3.69%
December 31, 2006  29,657 $0.96910 to  $2.16530 $55,272   1.58%    1.35%  to   1.75%   13.56% to   14.02%
December 31, 2005  32,972 $0.85200 to  $1.90012 $54,609   1.49%    1.35%  to   1.75%    2.75% to    3.14%
December 31, 2004  34,831 $0.82814 to  $1.84300 $57,162   1.62%    1.35%  to   1.75%    8.55% to    8.98%

                                             Prudential Global Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008   4,837 $0.61228 to  $1.31055 $ 5,626   1.83%    1.35%  to   1.80%  -43.93% to  -43.68%
December 31, 2007   5,611 $1.08987 to  $2.32839 $11,567   1.01%    1.35%  to   1.80%    8.51% to    9.00%
December 31, 2006   6,860 $1.00233 to  $2.13726 $12,725   0.64%    1.35%  to   1.80%   17.53% to   18.05%
December 31, 2005   7,150 $0.85110 to  $1.81132 $11,331   0.60%    1.35%  to   1.80%   14.01% to   14.53%
December 31, 2004   7,323 $0.74506 to  $1.58248 $10,248   0.99%    1.35%  to   1.80%    7.65% to    8.13%

                                            Prudential Jennison Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008  18,563 $0.47423 to  $1.35460 $21,442   0.53%    1.35%  to   1.80%  -38.39% to  -38.11%
December 31, 2007  22,125 $0.76811 to  $2.19002 $41,555   0.28%    1.35%  to   1.80%   10.01% to   10.50%
December 31, 2006  25,858 $0.69691 to  $1.98290 $44,625   0.28%    1.35%  to   1.80%   -0.01% to    0.44%
December 31, 2005  29,303 $0.69559 to  $1.97537 $51,213   0.10%    1.35%  to   1.80%   12.54% to   13.05%
December 31, 2004  33,127 $0.61691 to  $1.74849 $51,827   0.45%    1.35%  to   1.80%    7.69% to    8.18%

                                      A54

                              At year ended                            For year ended
                   -----------------------------------  -----------------------------------------------
                                                 Net    Investment
                   Units       Unit Value       Assets    Income   Expense Ratio**     Total Return***
                   (000s)  Lowest -- Highest    (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ --------------------  ------- ---------- -----------------  ------------------
                                   Prudential Small Capitalization Stock Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008   2,399 $1.39606 to  $1.77290 $ 4,234   1.17%    1.35%  to   1.65%  -32.16% to  -31.96%
December 31, 2007   3,135 $2.05789 to  $2.60699 $ 8,142   0.55%    1.35%  to   1.65%   -2.16% to   -1.86%
December 31, 2006   3,850 $2.10323 to  $2.65787 $10,200   0.55%    1.35%  to   1.65%   12.81% to   13.15%
December 31, 2005   4,606 $1.86435 to  $2.35028 $10,791   0.59%    1.35%  to   1.65%    5.52% to    5.83%
December 31, 2004   5,059 $1.76674 to  $2.22179 $11,208   0.59%    1.35%  to   1.65%   20.06% to   20.42%

                                     T. Rowe Price International Stock Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008   1,818 $0.65977 to  $0.87049 $ 1,582   1.84%    1.35%  to   1.40%  -49.42% to  -49.39%
December 31, 2007   2,261 $1.27297 to  $1.72087 $ 3,889   1.38%    1.35%  to   1.65%   11.19% to   11.52%
December 31, 2006   2,507 $1.14486 to  $1.54392 $ 3,864   1.14%    1.35%  to   1.65%   17.17% to   17.51%
December 31, 2005   2,807 $0.97711 to  $1.31451 $ 3,684   1.62%    1.35%  to   1.65%   14.16% to   14.49%
December 31, 2004   2,979 $0.85590 to  $1.14869 $ 3,416   1.09%    1.35%  to   1.65%   11.92% to   12.27%

                                        T. Rowe Price Equity Income Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008   4,460 $0.98503 to  $1.51606 $ 6,720   2.32%    1.35%  to   1.65%  -37.15% to  -36.96%
December 31, 2007   5,156 $1.56731 to  $2.40627 $12,300   1.67%    1.35%  to   1.65%    1.58% to    1.88%
December 31, 2006   6,260 $1.54295 to  $2.36313 $14,668   1.55%    1.35%  to   1.65%   17.03% to   17.39%
December 31, 2005   7,461 $1.31837 to  $2.01408 $14,903   1.54%    1.35%  to   1.65%    2.23% to    2.54%
December 31, 2004   8,341 $1.28960 to  $1.96512 $16,263   1.56%    1.35%  to   1.65%   13.05% to   13.39%

                                         Premier VIT OpCap Managed Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008   6,018 $0.83791 to  $1.21179 $ 7,289   3.13%    1.35%  to   1.65%  -29.98% to  -29.77%
December 31, 2007   7,337 $1.19659 to  $1.72622 $12,654   2.18%    1.35%  to   1.65%    1.26% to    1.56%
December 31, 2006   8,463 $1.18165 to  $1.70043 $14,367   1.79%    1.35%  to   1.65%    7.87% to    8.20%
December 31, 2005  10,030 $1.09540 to  $1.57237 $15,748   1.21%    1.35%  to   1.65%    3.58% to    3.89%
December 31, 2004  11,525 $1.05759 to  $1.51433 $17,431   1.50%    1.35%  to   1.65%    8.97% to    9.29%

                                         Premier VIT NACM Small Cap Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008   2,592 $1.35126 to  $1.45680 $ 3,775   0.00%    1.35%  to   1.65%  -42.58% to  -42.41%
December 31, 2007   3,078 $2.35334 to  $2.53111 $ 7,788   0.00%    1.35%  to   1.65%   -1.06% to   -0.77%
December 31, 2006   3,603 $2.37865 to  $2.55214 $ 9,189   0.00%    1.35%  to   1.65%   22.07% to   22.43%
December 31, 2005   4,416 $1.94860 to  $2.08553 $ 9,206   0.00%    1.35%  to   1.65%   -1.56% to   -1.27%
December 31, 2004   5,252 $1.97949 to  $2.11349 $11,096   0.05%    1.35%  to   1.65%   15.97% to   16.31%

                                              AIM V.I. Core Equity Fund
                   -----------------------------------------------------------------------------------
December 31, 2008   7,327 $0.70126 to  $1.32547 $ 9,665   2.00%    1.35%  to   1.65%  -31.28% to  -31.08%
December 31, 2007   9,004 $1.02044 to  $1.92405 $17,237   1.03%    1.35%  to   1.65%    6.35% to    6.66%
December 31, 2006  11,153 $0.95952 to  $1.80467 $20,015   0.67%    1.35%  to   1.65%   14.81% to   15.16%
December 31, 2005   5,087 $0.83573 to  $1.56803 $ 7,967   1.45%    1.35%  to   1.65%    3.61% to    3.91%
December 31, 2004   5,864 $0.80658 to  $1.50970 $ 8,840   0.94%    1.35%  to   1.65%    7.19% to    7.52%

                            Janus Aspen Large Cap Growth Portfolio - Institutional Shares
                   -----------------------------------------------------------------------------------
December 31, 2008   4,794 $0.51888 to  $1.07198 $ 5,101   0.72%    1.35%  to   1.65%  -40.70% to  -40.53%
December 31, 2007   6,190 $0.87503 to  $1.80324 $11,084   0.70%    1.35%  to   1.65%   13.21% to   13.55%
December 31, 2006   7,545 $0.77290 to  $1.58878 $11,889   0.48%    1.35%  to   1.65%    9.57% to    9.91%
December 31, 2005   8,703 $0.70539 to  $1.44650 $12,497   0.33%    1.35%  to   1.65%    2.60% to    2.90%
December 31, 2004  10,179 $0.68751 to  $1.40646 $14,208   0.14%    1.35%  to   1.65%    2.81% to    3.13%

                          Janus Aspen International Growth Portfolio - Institutional Shares
                   -----------------------------------------------------------------------------------
December 31, 2008   4,558 $1.16037 to  $2.07911 $ 9,376   1.19%    1.35%  to   1.65%  -52.89% to  -52.75%
December 31, 2007   5,607 $2.46327 to  $4.40276 $24,465   0.62%    1.35%  to   1.65%   26.22% to   26.60%
December 31, 2006   6,794 $1.95154 to  $3.47954 $23,446   1.95%    1.35%  to   1.65%   44.65% to   45.08%
December 31, 2005   7,749 $1.34919 to  $2.39973 $18,434   1.19%    1.35%  to   1.65%   30.16% to   30.54%
December 31, 2004   9,206 $1.03659 to  $1.83930 $16,793   0.90%    1.35%  to   1.65%   17.02% to   17.35%

                                       MFS VIT Research Series - Initial Class
                   -----------------------------------------------------------------------------------
December 31, 2008   1,367 $1.12501 to  $1.12501 $ 1,538   0.56%    1.40%  to   1.40%  -36.97% to  -36.97%
December 31, 2007   1,759 $1.11117 to  $1.78496 $ 3,140   0.73%    1.40%  to   1.65%   11.36% to   11.63%
December 31, 2006   2,230 $0.99783 to  $1.59906 $ 3,562   0.52%    1.40%  to   1.65%    8.69% to    8.95%
December 31, 2005   2,641 $0.91808 to  $1.46772 $ 3,874   0.49%    1.40%  to   1.65%    6.06% to    6.32%
December 31, 2004   3,151 $0.86562 to  $1.38048 $ 4,348   1.08%    1.40%  to   1.65%   13.97% to   14.24%

                                      A55

                              At year ended                            For year ended
                   -----------------------------------  -----------------------------------------------
                                                 Net    Investment
                   Units       Unit Value       Assets    Income   Expense Ratio**     Total Return***
                   (000s)  Lowest -- Highest    (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ --------------------  ------- ---------- -----------------  ------------------
                                        MFS VIT Growth Series - Initial Class
                   -----------------------------------------------------------------------------------
December 31, 2008  4,986  $0.58889 to  $1.09086 $ 5,426   0.24%    1.35%  to   1.65%  -38.43% to  -38.25%
December 31, 2007  6,071  $0.95653 to  $1.76744 $10,697   0.00%    1.35%  to   1.65%   19.20% to   19.55%
December 31, 2006  7,280  $0.80244 to  $1.47914 $10,745   0.00%    1.35%  to   1.65%    6.16% to    6.45%
December 31, 2005  8,519  $0.75590 to  $1.39011 $11,821   0.00%    1.35%  to   1.65%    7.43% to    7.75%
December 31, 2004  9,970  $0.70362 to  $1.29091 $12,847   0.00%    1.35%  to   1.65%   11.13% to   11.46%

                                    Credit Suisse Trust Global Small Cap Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008  1,126  $0.55234 to  $0.71365 $   804   1.65%    1.35%  to   1.40%  -47.49% to  -47.46%
December 31, 2007  1,450  $1.02639 to  $1.35908 $ 1,971   0.00%    1.35%  to   1.65%   -5.52% to   -5.24%
December 31, 2006  1,878  $1.08635 to  $1.43500 $ 2,694   0.00%    1.35%  to   1.65%   11.39% to   11.70%
December 31, 2005  2,102  $0.97531 to  $1.28530 $ 2,701   0.00%    1.35%  to   1.65%   14.26% to   14.59%
December 31, 2004  2,360  $0.85361 to  $1.12210 $ 2,648   0.00%    1.35%  to   1.65%   16.07% to   16.42%

                                            American Century VP Value Fund
                   -----------------------------------------------------------------------------------
December 31, 2008  1,667  $1.25041 to  $1.50461 $ 2,499   2.52%    1.35%  to   1.65%  -27.97% to  -27.75%
December 31, 2007  1,981  $1.73593 to  $2.08379 $ 4,115   1.71%    1.35%  to   1.65%   -6.68% to   -6.41%
December 31, 2006  2,607  $1.86028 to  $2.22761 $ 5,786   1.41%    1.35%  to   1.65%   16.73% to   17.08%
December 31, 2005  3,039  $1.59361 to  $1.90364 $ 5,766   0.91%    1.35%  to   1.65%    3.33% to    3.63%
December 31, 2004  3,504  $1.54228 to  $1.83772 $ 6,421   1.03%    1.35%  to   1.65%   12.49% to   12.81%

                               Franklin Templeton Small-Mid Cap Growth Securities Fund
                   -----------------------------------------------------------------------------------
December 31, 2008  1,856  $0.61753 to  $1.06167 $ 1,943   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%
December 31, 2007  2,176  $1.09168 to  $1.87203 $ 4,026   0.00%    1.35%  to   1.65%    9.41% to    9.75%
December 31, 2006  2,761  $0.99775 to  $1.70655 $ 4,654   0.00%    1.35%  to   1.65%    6.93% to    7.25%
December 31, 2005  3,462  $0.93308 to  $1.59202 $ 5,456   0.00%    1.35%  to   1.65%    3.08% to    3.40%
December 31, 2004  4,098  $0.90516 to  $1.54056 $ 6,243   0.00%    1.35%  to   1.65%    9.66% to    9.99%

                                      Prudential Jennison 20/20 Focus Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008  3,327  $1.00550 to  $1.05981 $ 3,523   0.55%    1.35%  to   1.65%  -40.14% to  -39.96%
December 31, 2007  3,704  $1.67967 to  $1.76615 $ 6,538   0.56%    1.35%  to   1.65%    8.79% to    9.12%
December 31, 2006  4,519  $1.54401 to  $1.61949 $ 7,315   0.41%    1.35%  to   1.65%   12.28% to   12.61%
December 31, 2005  4,825  $1.37511 to  $1.43892 $ 6,939   0.25%    1.35%  to   1.65%   19.62% to   19.98%
December 31, 2004  5,298  $1.14958 to  $1.20003 $ 6,354   0.10%    1.35%  to   1.65%   14.05% to   14.39%

                                 Prudential Diversified Conservative Growth Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008  3,606  $1.12804 to  $1.15893 $ 4,148   3.94%    1.35%  to   1.65%  -22.83% to  -22.60%
December 31, 2007  4,529  $1.46175 to  $1.49727 $ 6,734   3.17%    1.35%  to   1.65%    4.18% to    4.50%
December 31, 2006  5,446  $1.40304 to  $1.43284 $ 7,753   3.34%    1.35%  to   1.65%    5.19% to    5.51%
December 31, 2005  6,305  $1.33377 to  $1.35805 $ 8,513   3.02%    1.35%  to   1.65%    5.30% to    5.62%
December 31, 2004  7,366  $1.26658 to  $1.28576 $ 9,420   3.11%    1.35%  to   1.65%    7.79% to    8.11%

                                                Davis Value Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008  3,060  $0.74684 to  $0.76620 $ 2,334   0.91%    1.35%  to   1.65%  -41.30% to  -41.12%
December 31, 2007  3,939  $1.27220 to  $1.30132 $ 5,105   1.06%    1.35%  to   1.65%    2.92% to    3.24%
December 31, 2006  4,736  $1.23605 to  $1.26051 $ 5,949   0.73%    1.35%  to   1.65%   13.13% to   13.48%
December 31, 2005  5,419  $1.09258 to  $1.11081 $ 6,001   0.95%    1.35%  to   1.65%    7.67% to    7.99%
December 31, 2004  5,858  $1.01470 to  $1.02858 $ 6,011   0.84%    1.35%  to   1.65%   10.51% to   10.85%

                                     AllianceBernstein Large Cap Growth Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008    980  $0.41663 to  $0.42781 $   417   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%
December 31, 2007  1,134  $0.70378 to  $0.72051 $   813   0.00%    1.35%  to   1.65%   11.76% to   12.10%
December 31, 2006  1,273  $0.62974 to  $0.64277 $   815   0.00%    1.35%  to   1.65%   -2.26% to   -1.95%
December 31, 2005  1,549  $0.64427 to  $0.65558 $ 1,012   0.00%    1.35%  to   1.65%   12.98% to   13.30%
December 31, 2004  1,611  $0.57025 to  $0.57864 $   930   0.00%    1.35%  to   1.65%    6.60% to    6.91%

                     Prudential SP T.Rowe Price Large Cap Growth Portfolio (expired May 1, 2008)
                   -----------------------------------------------------------------------------------
December 31, 2008      0  $0.00000 to  $0.00000 $     0   0.00%    1.40%  to   1.80%   -4.44% to   -4.31%
December 31, 2007  2,511  $0.78760 to  $1.58021 $ 3,105   0.23%    1.40%  to   1.80%    6.29% to    6.71%
December 31, 2006  2,717  $0.73953 to  $1.48086 $ 3,146   0.00%    1.40%  to   1.80%    4.04% to    4.46%
December 31, 2005  2,696  $0.70931 to  $1.41770 $ 3,004   0.00%    1.40%  to   1.80%   14.44% to   14.89%
December 31, 2004  2,633  $0.61862 to  $1.23406 $ 2,494   0.00%    1.40%  to   1.80%    4.23% to    4.65%

                                      A56

                              At year ended                            For year ended
                   -----------------------------------  -----------------------------------------------
                                                 Net    Investment
                   Units       Unit Value       Assets    Income   Expense Ratio**     Total Return***
                   (000s)  Lowest -- Highest    (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ --------------------  ------- ---------- -----------------  ------------------
                                         Prudential SP Davis Value Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008   9,314 $0.77637 to  $1.03785 $ 8,629   1.50%    1.40%  to   1.80%  -40.94% to  -40.71%
December 31, 2007  10,347 $1.31203 to  $1.75049 $16,236   0.78%    1.40%  to   1.80%    2.72% to    3.13%
December 31, 2006  11,247 $1.27474 to  $1.69738 $17,073   0.78%    1.40%  to   1.80%   12.99% to   13.44%
December 31, 2005  11,154 $1.12592 to  $1.49631 $14,918   0.86%    1.40%  to   1.80%    7.58% to    8.02%
December 31, 2004   9,576 $1.04459 to  $1.38531 $11,620   0.37%    1.40%  to   1.80%   10.54% to   10.98%

                                       Prudential SP Small-Cap Value Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008   9,556 $0.90185 to  $1.16633 $10,785   1.11%    1.35%  to   1.80%  -31.74% to  -31.43%
December 31, 2007  11,378 $1.32111 to  $1.70189 $18,750   0.66%    1.35%  to   1.80%   -5.34% to   -4.92%
December 31, 2006  14,248 $1.39567 to  $1.79078 $24,764   0.47%    1.35%  to   1.80%   12.59% to   13.08%
December 31, 2005  12,328 $1.23963 to  $1.58443 $18,844   0.50%    1.35%  to   1.80%    2.77% to    3.22%
December 31, 2004  10,478 $1.20621 to  $1.53570 $15,445   0.15%    1.35%  to   1.80%   18.55% to   19.07%

                            Prudential SP Small Cap Growth Portfolio (expired May 1, 2008)
                   -----------------------------------------------------------------------------------
December 31, 2008       0 $0.00000 to  $0.00000 $     0   0.00%    1.35%  to   1.80%   -3.99% to   -3.84%
December 31, 2007   2,559 $0.70520 to  $1.49464 $ 2,950   0.00%    1.35%  to   1.80%    4.47% to    4.94%
December 31, 2006   2,733 $0.67363 to  $1.42492 $ 3,011   0.00%    1.35%  to   1.80%   10.41% to   10.90%
December 31, 2005   2,653 $0.60904 to  $1.28565 $ 2,664   0.00%    1.35%  to   1.80%    0.66% to    1.12%
December 31, 2004   2,352 $0.60385 to  $1.27212 $ 2,264   0.00%    1.35%  to   1.80%   -2.68% to   -2.24%

                                      Prudential SP PIMCO Total Return Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008  26,983 $1.16793 to  $1.43946 $34,031   5.04%    1.35%  to   1.80%   -1.96% to   -1.52%
December 31, 2007  30,299 $1.19073 to  $1.46251 $38,863   4.30%    1.35%  to   1.80%    7.50% to    7.97%
December 31, 2006  34,652 $1.10710 to  $1.35502 $41,442   4.22%    1.35%  to   1.80%    1.83% to    2.30%
December 31, 2005  37,150 $1.08636 to  $1.32513 $43,643   4.76%    1.35%  to   1.80%    0.56% to    1.03%
December 31, 2004  30,932 $1.07941 to  $1.31224 $36,696   1.94%    1.35%  to   1.80%    3.43% to    3.89%

                                       Prudential SP PIMCO High Yield Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008   8,609 $1.02810 to  $1.11527 $ 9,226   8.14%    1.40%  to   1.80%  -26.83% to  -26.53%
December 31, 2007  10,019 $1.40501 to  $1.51804 $14,642   6.88%    1.40%  to   1.80%    1.95% to    2.36%
December 31, 2006  12,247 $1.37817 to  $1.48318 $17,521   7.35%    1.40%  to   1.80%    7.58% to    8.02%
December 31, 2005  11,538 $1.28102 to  $1.37312 $15,322   6.64%    1.40%  to   1.80%    2.21% to    2.61%
December 31, 2004   8,864 $1.25337 to  $1.33818 $11,517   7.17%    1.40%  to   1.80%    7.39% to    7.81%

                               Janus Aspen Large Cap Growth Portfolio - Service Shares
                   -----------------------------------------------------------------------------------
December 31, 2008     662 $0.43971 to  $0.96655 $   479   0.58%    1.40%  to   1.75%  -40.91% to  -40.70%
December 31, 2007     774 $0.74290 to  $1.62992 $   926   0.55%    1.40%  to   1.75%   12.81% to   13.20%
December 31, 2006   2,952 $0.65754 to  $1.43985 $ 3,910   0.34%    1.40%  to   1.75%    9.22% to    9.60%
December 31, 2005   1,561 $0.60115 to  $1.31370 $ 1,739   0.13%    1.40%  to   1.75%    2.23% to    2.59%
December 31, 2004   1,557 $0.58726 to  $1.28061 $ 1,654   0.00%    1.40%  to   1.75%    2.41% to    2.77%

                            Prudential SP Large Cap Value Portfolio (expired May 1, 2008)
                   -----------------------------------------------------------------------------------
December 31, 2008       0 $0.00000 to  $0.00000 $     0   0.00%    1.35%  to   1.80%   -4.30% to   -4.15%
December 31, 2007   3,975 $1.28151 to  $1.66085 $ 5,867   1.58%    1.35%  to   1.80%   -4.55% to   -4.13%
December 31, 2006   4,382 $1.34067 to  $1.73324 $ 6,711   1.29%    1.35%  to   1.80%   16.39% to   16.89%
December 31, 2005   4,963 $1.15025 to  $1.48345 $ 6,500   0.84%    1.35%  to   1.80%    4.76% to    5.24%
December 31, 2004   4,543 $1.09631 to  $1.41041 $ 5,563   0.76%    1.35%  to   1.80%   15.67% to   16.19%

                            Prudential SP AIM Core Equity Portfolio (expired May 1, 2008)
                   -----------------------------------------------------------------------------------
December 31, 2008       0 $0.00000 to  $0.00000 $     0   0.00%    1.40%  to   1.75%   -1.60% to   -1.49%
December 31, 2007   1,415 $0.86694 to  $1.61162 $ 1,665   1.08%    1.40%  to   1.75%    5.96% to    6.33%
December 31, 2006   1,573 $0.81701 to  $1.51572 $ 1,732   0.92%    1.40%  to   1.75%   14.06% to   14.46%
December 31, 2005   1,618 $0.71523 to  $1.32432 $ 1,558   1.00%    1.40%  to   1.75%    2.83% to    3.19%
December 31, 2004   1,570 $0.69448 to  $1.28343 $ 1,437   0.43%    1.40%  to   1.75%    6.92% to    7.30%

                              Prudential SP Strategic Partners Focused Growth Portfolio
                   -----------------------------------------------------------------------------------
December 31, 2008   1,417 $0.49862 to  $0.99972 $ 1,130   0.00%    1.35%  to   1.80%  -39.51% to  -39.24%
December 31, 2007   1,531 $0.82266 to  $1.64616 $ 1,996   0.00%    1.35%  to   1.80%   13.19% to   13.69%
December 31, 2006   1,791 $0.72531 to  $1.44859 $ 2,025   0.00%    1.35%  to   1.80%   -2.41% to   -1.98%
December 31, 2005   1,649 $0.74182 to  $1.47863 $ 1,895   0.00%    1.35%  to   1.80%   13.12% to   13.61%
December 31, 2004   1,403 $0.65454 to  $1.30209 $ 1,308   0.00%    1.35%  to   1.80%    8.63% to    9.11%

                                      A57

                              At year ended                             For year ended
                   ------------------------------------  -----------------------------------------------
                                                  Net    Investment
                   Units       Unit Value        Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest    (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                        Prudential SP Mid Cap Growth Portfolio
                   ------------------------------------------------------------------------------------
December 31, 2008   4,401 $0.41982 to  $ 1.02887 $ 3,109   0.00%    1.35%  to   1.80%  -43.58% to  -43.34%
December 31, 2007   5,266 $0.74257 to  $ 1.81642 $ 6,643   0.22%    1.35%  to   1.80%   14.14% to   14.65%
December 31, 2006   5,977 $0.64927 to  $ 1.58504 $ 6,527   0.00%    1.35%  to   1.80%   -3.67% to   -3.25%
December 31, 2005   6,188 $0.67270 to  $ 1.63898 $ 6,979   0.00%    1.35%  to   1.80%    3.41% to    3.84%
December 31, 2004   4,158 $0.64925 to  $ 1.57888 $ 4,028   0.00%    1.40%  to   1.80%   17.43% to   17.91%

                                     SP Prudential U.S. Emerging Growth Portfolio
                   ------------------------------------------------------------------------------------
December 31, 2008   4,497 $0.68135 to  $ 1.48767 $ 5,091   0.30%    1.35%  to   1.80%  -37.36% to  -37.08%
December 31, 2007   5,536 $1.08548 to  $ 2.36566 $ 9,816   0.26%    1.35%  to   1.80%   14.74% to   15.25%
December 31, 2006   7,525 $0.94423 to  $ 2.05363 $12,332   0.00%    1.35%  to   1.80%    7.65% to    8.13%
December 31, 2005   6,567 $0.87543 to  $ 1.90014 $ 9,620   0.00%    1.35%  to   1.80%   15.70% to   16.21%
December 31, 2004   5,270 $0.75197 to  $ 1.63587 $ 6,538   0.00%    1.35%  to   1.80%   19.25% to   19.78%

                                 Prudential SP Conservative Asset Allocation Portfolio
                   ------------------------------------------------------------------------------------
December 31, 2008  15,168 $1.05128 to  $ 9.33063 $18,879   3.21%    1.40%  to   2.35%  -22.04% to  -21.31%
December 31, 2007  18,008 $1.33928 to  $11.93943 $28,209   3.02%    1.40%  to   2.35%    6.86% to    7.88%
December 31, 2006  19,203 $1.24461 to  $11.14515 $27,840   3.49%    1.40%  to   2.35%    6.18% to    7.17%
December 31, 2005  21,039 $1.16409 to  $ 1.27471 $27,938   1.23%    1.40%  to   1.85%    3.99% to    4.46%
December 31, 2004  16,343 $1.11728 to  $ 1.22048 $19,172   1.11%    1.40%  to   1.80%    6.96% to    7.40%

                                   Prudential SP Balanced Asset Allocation Portfolio
                   ------------------------------------------------------------------------------------
December 31, 2008  33,413 $0.91140 to  $ 8.67879 $43,092   2.48%    1.40%  to   2.35%  -30.19% to  -29.53%
December 31, 2007  40,174 $1.29599 to  $12.38975 $72,093   2.21%    1.40%  to   2.35%    6.83% to    7.85%
December 31, 2006  42,592 $1.20428 to  $11.55811 $70,630   2.62%    1.40%  to   2.35%    8.15% to    9.17%
December 31, 2005  45,670 $1.10537 to  $ 1.38790 $67,604   0.81%    1.40%  to   1.85%    5.66% to    6.13%
December 31, 2004  30,709 $1.04368 to  $ 1.30793 $37,367   0.62%    1.40%  to   1.75%    9.18% to    9.55%

                                    Prudential SP Growth Asset Allocation Portfolio
                   ------------------------------------------------------------------------------------
December 31, 2008  20,266 $0.75897 to  $ 7.99800 $26,816   1.71%    1.40%  to   2.35%  -37.82% to  -37.24%
December 31, 2007  23,637 $1.21163 to  $12.81910 $48,721   1.45%    1.40%  to   2.35%    6.71% to    7.71%
December 31, 2006  25,947 $1.12704 to  $11.97192 $50,984   1.87%    1.40%  to   2.35%   10.30% to   11.34%
December 31, 2005  28,438 $1.01435 to  $ 1.48911 $48,063   0.52%    1.40%  to   1.85%    7.26% to    7.74%
December 31, 2004  20,304 $0.94337 to  $ 1.38211 $24,855   0.34%    1.40%  to   1.80%   11.07% to   11.50%

                              Prudential SP Aggressive Growth Asset Allocation Portfolio
                   ------------------------------------------------------------------------------------
December 31, 2008   2,711 $0.63456 to  $ 1.09146 $ 2,692   1.08%    1.40%  to   1.75%  -43.18% to  -42.98%
December 31, 2007   3,381 $1.11516 to  $ 1.91433 $ 5,934   0.92%    1.40%  to   1.75%    7.31% to    7.69%
December 31, 2006   3,647 $1.03769 to  $ 1.77768 $ 5,938   1.87%    1.40%  to   1.75%   12.31% to   12.70%
December 31, 2005   3,702 $0.92254 to  $ 1.57741 $ 5,285   0.16%    1.40%  to   1.75%    8.58% to    8.97%
December 31, 2004   3,055 $0.84838 to  $ 1.44765 $ 3,959   0.05%    1.40%  to   1.75%   12.79% to   13.17%

                                     Prudential SP International Growth Portfolio
                   ------------------------------------------------------------------------------------
December 31, 2008   3,161 $0.50582 to  $ 1.22951 $ 2,916   1.64%    1.35%  to   1.80%  -51.18% to  -50.96%
December 31, 2007   3,565 $1.03403 to  $ 2.50846 $ 6,708   0.69%    1.35%  to   1.80%   17.42% to   17.94%
December 31, 2006   3,624 $0.87888 to  $ 2.12789 $ 5,794   1.80%    1.35%  to   1.80%   18.92% to   19.44%
December 31, 2005   3,396 $0.73762 to  $ 1.78245 $ 4,577   0.55%    1.35%  to   1.80%   14.33% to   14.85%
December 31, 2004   2,719 $0.64383 to  $ 1.55290 $ 3,018   0.18%    1.35%  to   1.80%   14.47% to   14.98%

                                      Prudential SP International Value Portfolio
                   ------------------------------------------------------------------------------------
December 31, 2008   2,902 $0.76784 to  $ 1.29318 $ 3,162   2.81%    1.40%  to   1.80%  -45.05% to  -44.83%
December 31, 2007   3,194 $1.39477 to  $ 2.34427 $ 6,327   1.67%    1.40%  to   1.80%   15.99% to   16.44%
December 31, 2006   4,332 $1.20011 to  $ 2.01320 $ 7,709   1.34%    1.40%  to   1.80%   26.81% to   27.32%
December 31, 2005   3,678 $0.94447 to  $ 1.58122 $ 4,989   0.42%    1.40%  to   1.80%   11.77% to   12.21%
December 31, 2004   3,232 $0.84346 to  $ 1.40924 $ 3,812   0.36%    1.40%  to   1.80%   13.76% to   14.21%

                                     Evergreen VA Diversified Capital Builder Fund
                   ------------------------------------------------------------------------------------
December 31, 2008       0 $0.73547 to  $ 0.73547 $     0   0.00%    1.75%  to   1.75%  -46.46% to  -46.46%
December 31, 2007       0 $1.37364 to  $ 1.37364 $     0   4.33%    1.75%  to   1.75%    4.84% to    4.84%
December 31, 2006      12 $1.31026 to  $ 1.31026 $    16   2.47%    1.75%  to   1.75%    7.96% to    7.96%
December 31, 2005      12 $1.21366 to  $ 1.21366 $    14   5.88%    1.75%  to   1.75%    3.48% to    3.48%

                                               Evergreen VA Growth Fund
                   ------------------------------------------------------------------------------------
December 31, 2008       0 $1.08667 to  $ 1.08667 $     0   0.00%    1.75%  to   1.75%  -42.14% to  -42.14%
December 31, 2007       0 $1.87820 to  $ 1.87820 $     0   0.00%    1.75%  to   1.75%    9.12% to    9.12%
December 31, 2006       7 $1.72118 to  $ 1.72118 $    12   0.00%    1.75%  to   1.75%    9.13% to    9.13%
December 31, 2005       7 $1.57716 to  $ 1.57716 $    11   0.00%    1.75%  to   1.75%    4.70% to    4.70%
December 31, 2004       2 $1.50638 to  $ 1.50638 $     3   0.00%    1.75%  to   1.75%   11.90% to   11.90%

                                      A58

                               At year ended                             For year ended
                   -------------------------------------  -----------------------------------------------
                                                   Net    Investment
                   Units        Unit Value        Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                                Evergreen VA Omega Fund
                   -------------------------------------------------------------------------------------
December 31, 2008     230 $ 1.17503 to  $ 1.19263 $   271   0.00%    1.50%  to   1.75%  -28.45% to  -28.27%
December 31, 2007     240 $ 1.64226 to  $ 1.66265 $   394   0.54%    1.50%  to   1.75%   10.02% to   10.30%
December 31, 2006     243 $ 1.49266 to  $ 1.50745 $   363   0.00%    1.50%  to   1.75%    4.20% to    4.46%
December 31, 2005     310 $ 1.43256 to  $ 1.44315 $   444   0.21%    1.50%  to   1.75%    2.06% to    2.32%
December 31, 2004     308 $ 1.40369 to  $ 1.41046 $   433   0.00%    1.50%  to   1.75%    5.37% to    5.62%

                                            Evergreen VA Special Values Fund
                   -------------------------------------------------------------------------------------
December 31, 2008      26 $ 1.17850 to  $ 1.19598 $    31   0.92%    1.50%  to   1.75%  -32.50% to  -32.32%
December 31, 2007      51 $ 1.74582 to  $ 1.76723 $    89   1.02%    1.50%  to   1.75%   -9.12% to   -8.89%
December 31, 2006     127 $ 1.92092 to  $ 1.93974 $   246   0.77%    1.50%  to   1.75%   19.46% to   19.76%
December 31, 2005     133 $ 1.60796 to  $ 1.61969 $   215   1.09%    1.50%  to   1.75%    8.86% to    9.13%
December 31, 2004     122 $ 1.47705 to  $ 1.48416 $   180   1.86%    1.50%  to   1.75%   18.31% to   18.60%

                                         Evergreen VA International Equity Fund
                   -------------------------------------------------------------------------------------
December 31, 2008      16 $10.97015 to  $11.10802 $   180   0.00%    1.50%  to   1.75%  -42.49% to  -42.35%
December 31, 2007      16 $19.07684 to  $19.26907 $   315   2.04%    1.50%  to   1.75%   13.01% to   13.29%
December 31, 2006      28 $16.88024 to  $17.00827 $   469   3.74%    1.50%  to   1.75%   21.05% to   21.35%
December 31, 2005      28 $13.94505 to  $14.01626 $   387   2.49%    1.50%  to   1.75%   14.01% to   14.29%
December 31, 2004      23 $12.23173 to  $12.26411 $   281   1.99%    1.50%  to   1.75%   17.16% to   17.45%

                                        Evergreen VA Fundamental Large Cap Fund
                   -------------------------------------------------------------------------------------
December 31, 2008      25 $ 9.29707 to  $ 9.41399 $   236   1.42%    1.50%  to   1.75%  -34.01% to  -33.84%
December 31, 2007      28 $14.08787 to  $14.22990 $   399   1.10%    1.50%  to   1.75%    6.42% to    6.68%
December 31, 2006      33 $13.23816 to  $13.33854 $   439   1.28%    1.50%  to   1.75%   10.74% to   11.01%
December 31, 2005      33 $11.95425 to  $12.01541 $   398   1.01%    1.50%  to   1.75%    7.14% to    7.41%
December 31, 2004      28 $11.15728 to  $11.18687 $   310   1.64%    1.50%  to   1.75%    7.33% to    7.60%

                       AST AllianceBernstein Growth & Income Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008      70 $ 6.59044 to  $ 7.21408 $   477   1.69%    1.15%  to   2.05%  -41.88% to  -41.36%
December 31, 2007      49 $11.34013 to  $12.29954 $   583   1.24%    1.15%  to   2.05%    3.00% to    3.93%
December 31, 2006      29 $11.82341 to  $11.87604 $   339   0.72%    1.50%  to   1.75%   15.26% to   15.54%
December 31, 2005  11,426 $10.26647 to  $10.27867 $   117   0.00%    1.50%  to   1.65%    2.11% to    2.23%

                       AST American Century Income & Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008      82 $ 6.92900 to  $ 7.53614 $   605   2.14%    1.15%  to   1.80%  -35.90% to  -35.49%
December 31, 2007      79 $10.80965 to  $11.72224 $   908   2.60%    1.15%  to   1.80%   -1.88% to   -1.25%
December 31, 2006      32 $11.85903 to  $11.91171 $   365   1.33%    1.50%  to   1.75%   14.85% to   15.13%
December 31, 2005      18 $10.32542 to  $10.34593 $   181   0.00%    1.50%  to   1.75%    2.57% to    2.78%

                    AST Schroders Multi-Asset World Strategies Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008     262 $ 7.35331 to  $ 8.26716 $ 2,074   2.23%    1.15%  to   2.40%  -31.83% to  -27.07%
December 31, 2007     103 $11.31065 to  $12.00848 $ 1,204   5.35%    1.15%  to   2.40%    6.35% to    7.67%
December 31, 2006      12 $11.11094 to  $11.18026 $   132   0.69%    1.40%  to   1.75%    7.79% to    8.16%
December 31, 2005       5 $10.31658 to  $10.33700 $    51   0.00%    1.40%  to   1.65%    2.74% to    2.94%

                             AST Cohen & Steers Realty Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008      70 $ 6.07516 to  $ 8.21151 $   495   4.81%    1.15%  to   1.80%  -36.20% to  -35.79%
December 31, 2007      85 $ 9.52250 to  $12.82033 $   951   4.16%    1.15%  to   1.80%  -21.36% to  -20.85%
December 31, 2006      53 $16.13799 to  $16.23834 $   832   0.84%    1.40%  to   1.75%   34.39% to   34.85%
December 31, 2005      19 $12.00823 to  $12.04155 $   227   0.00%    1.40%  to   1.75%   18.34% to   18.67%

                               AST UBS Dynamic Alpha Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008   1,404 $ 8.04051 to  $ 9.52935 $12,483   0.29%    1.15%  to   2.40%  -20.61% to  -18.55%
December 31, 2007     227 $10.54506 to  $11.72906 $ 2,569   2.46%    1.15%  to   2.40%   -0.46% to    0.78%
December 31, 2006       3 $11.64691 to  $11.64691 $    38   2.23%    1.50%  to   1.50%    9.50% to    9.50%
December 31, 2005       2 $10.63623 to  $10.64464 $    23   0.00%    1.40%  to   1.50%    6.20% to    6.28%

                             AST DeAm Large-Cap Value Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008      86 $ 6.73868 to  $ 7.95205 $   608   2.50%    1.15%  to   1.80%  -38.41% to  -38.01%
December 31, 2007      65 $10.94144 to  $12.86054 $   749   1.24%    1.15%  to   1.80%   -0.62% to    0.02%
December 31, 2006      52 $12.80982 to  $12.88954 $   601   0.43%    1.40%  to   1.75%   19.64% to   20.05%
December 31, 2005       4 $10.70700 to  $10.72814 $    43   0.00%    1.50%  to   1.75%    6.17% to    6.38%

                                      A59

                              At year ended                              For year ended
                   ------------------------------------   -----------------------------------------------
                                                    Net   Investment
                   Units         Unit Value        Assets   Income   Expense Ratio**     Total Return***
                   (000s)    Lowest -- Highest     (000s)   Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------  ----------------------  ------ ---------- -----------------  ------------------
                      AST Neuberger Berman Small-Cap Growth Portfolio (available March 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2008    29    $ 6.21411 to  $ 7.28449 $  189    0.00%   1.15%  to   2.15%  -43.75% to  -43.19%
December 31, 2007    17    $11.00942 to  $12.85490 $  197    0.00%   1.15%  to   1.80%   16.60% to   17.36%
December 31, 2006     8    $10.91273 to  $10.98080 $   85    0.00%   1.40%  to   1.75%    5.91% to    6.27%
December 31, 2005     5    $10.30402 to  $10.33264 $   56    0.00%   1.40%  to   1.75%    2.93% to    3.21%

                   AST DeAm Small-Cap Value Portfolio (available March 14, 2005, and expired July 18, 2008)
                   ------------------------------------------------------------------------------------
December 31, 2008     0    $ 0.00000 to  $ 0.00000 $    0    2.46%   1.15%  to   1.80%   -8.44% to   -8.12%
December 31, 2007    47    $ 8.43897 to  $ 9.62921 $  420    1.55%   1.15%  to   1.80%  -19.23% to  -18.71%
December 31, 2006    19    $11.80116 to  $11.87455 $  216    0.25%   1.40%  to   1.75%   17.90% to   18.30%
December 31, 2005    11    $10.00979 to  $10.03757 $  105    0.01%   1.40%  to   1.75%   -0.35% to   -0.08%

                                  AST High Yield Portfolio (available March 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2008   158    $ 7.42367 to  $ 7.97763 $1,243    9.02%   1.15%  to   1.80%  -26.86% to  -25.76%
December 31, 2007   147    $10.62868 to  $10.86456 $1,579   10.58%   1.15%  to   1.80%    0.66% to    1.31%
December 31, 2006   116    $10.68405 to  $10.75063 $1,243    7.09%   1.40%  to   1.75%    8.46% to    8.83%
December 31, 2005    74    $ 9.85089 to  $ 9.87825 $  726    0.10%   1.40%  to   1.75%   -1.26% to   -0.99%

                         AST Federated Aggressive Growth Portfolio (available March 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2008    69    $ 5.96393 to  $ 7.39352 $  465    0.00%   1.15%  to   1.90%  -45.14% to  -44.73%
December 31, 2007    67    $10.85969 to  $13.40975 $  825    0.00%   1.15%  to   1.80%    9.24% to    9.94%
December 31, 2006    56    $12.15183 to  $12.22751 $  650    0.00%   1.40%  to   1.75%   10.97% to   11.36%
December 31, 2005    35    $10.95012 to  $10.98052 $  385    0.00%   1.40%  to   1.75%    9.52% to    9.82%

                                AST Mid-Cap Value Portfolio (available March 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2008    63    $ 6.37746 to  $ 7.22665 $  423    1.11%   1.15%  to   2.15%  -39.43% to  -38.83%
December 31, 2007    51    $10.49274 to  $11.84309 $  566    0.40%   1.15%  to   1.80%    0.93% to    1.58%
December 31, 2006    30    $11.61572 to  $11.68807 $  333    0.38%   1.40%  to   1.75%   12.28% to   12.67%
December 31, 2005    13    $10.34492 to  $10.37369 $  137    0.00%   1.40%  to   1.75%    2.78% to    3.07%

                               AST Small-Cap Value Portfolio (available March 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2008   137    $ 6.69183 to  $ 8.14863 $  977    1.14%   1.15%  to   1.90%  -31.03% to  -30.52%
December 31, 2007    73    $ 9.69280 to  $11.75648 $  758    1.15%   1.15%  to   1.80%   -7.29% to   -6.69%
December 31, 2006    39    $12.55205 to  $12.63027 $  443    0.18%   1.40%  to   1.75%   17.99% to   18.39%
December 31, 2005     7    $10.63867 to  $10.66828 $   73    0.00%   1.40%  to   1.75%    5.87% to    6.17%

                      AST Goldman Sachs Concentrated Growth Portfolio (available March 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2008   116    $ 6.73082 to  $ 7.74360 $  833    0.15%   1.15%  to   1.90%  -41.38% to  -40.95%
December 31, 2007   108    $11.47169 to  $13.14587 $1,339    0.00%   1.15%  to   1.80%   11.97% to   12.69%
December 31, 2006    43    $11.62213 to  $11.69442 $  467    0.00%   1.40%  to   1.75%    8.10% to    8.48%
December 31, 2005    14    $10.75090 to  $10.78065 $  150    0.05%   1.40%  to   1.75%    7.16% to    7.45%

                         AST Goldman Sachs Mid-Cap Growth Portfolio (available March 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2008    91    $ 6.72291 to  $ 7.63476 $  638    0.00%   1.15%  to   1.90%  -41.90% to  -41.47%
December 31, 2007    78    $11.55954 to  $13.07586 $  965    0.00%   1.15%  to   1.80%   17.23% to   17.98%
December 31, 2006    55    $11.04128 to  $11.11019 $  596    0.00%   1.40%  to   1.75%    4.45% to    4.81%
December 31, 2005    40    $10.57054 to  $10.60000 $  428    0.00%   1.40%  to   1.75%    5.72% to    6.01%

                               AST Large-Cap Value Portfolio (available March 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2008   594    $ 6.02732 to  $ 6.82177 $3,908    2.14%   1.15%  to   1.90%  -42.58% to  -39.90%
December 31, 2007   153    $10.48704 to  $11.82253 $1,670    1.37%   1.15%  to   1.80%   -4.71% to   -4.10%
December 31, 2006    89    $12.28149 to  $12.35800 $1,051    0.63%   1.40%  to   1.75%   16.43% to   16.83%
December 31, 2005    50    $10.54870 to  $10.57804 $  523    0.00%   1.40%  to   1.75%    4.68% to    4.97%

                          AST Lord Abbett Bond-Debenture Portfolio (available March 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2008   187    $ 7.75694 to  $ 8.54833 $1,586    7.72%   1.15%  to   1.80%  -24.61% to  -22.56%
December 31, 2007   164    $10.91333 to  $11.29424 $1,839    7.30%   1.15%  to   1.80%    4.20% to    4.87%
December 31, 2006    93    $10.72896 to  $10.79596 $  995    4.48%   1.40%  to   1.75%    7.92% to    8.29%
December 31, 2005    64    $ 9.94204 to  $ 9.96176 $  638    0.14%   1.50%  to   1.75%   -0.57% to   -0.37%

                            AST Marsico Capital Growth Portfolio (available March 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2008   338    $ 6.26305 to  $ 7.27809 $2,337    0.51%   1.15%  to   1.80%  -44.66% to  -39.89%
December 31, 2007   168    $11.52992 to  $13.09923 $2,074    0.20%   1.15%  to   1.80%   12.92% to   13.65%
December 31, 2006   123    $11.48278 to  $11.55444 $1,367    0.04%   1.40%  to   1.75%    5.40% to    5.76%
December 31, 2005    68    $10.89480 to  $10.92526 $  739    0.00%   1.40%  to   1.75%    7.59% to    7.89%

                                      A60

                               At year ended                             For year ended
                   -------------------------------------  -----------------------------------------------
                                                   Net    Investment
                   Units        Unit Value        Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                  AST MFS Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008     57  $ 7.34079 to  $ 8.28286 $   449   0.30%    1.15%  to   1.80%  -37.43% to  -37.03%
December 31, 2007     18  $11.73220 to  $13.19875 $   228   0.03%    1.15%  to   1.80%   13.06% to   13.79%
December 31, 2006     29  $11.58767 to  $11.63919 $   317   0.00%    1.50%  to   1.75%    7.78% to    8.05%
December 31, 2005     10  $10.75107 to  $10.77243 $   103   0.00%    1.50%  to   1.75%    7.12% to    7.33%

                        AST Neuberger Berman Mid-Cap Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    109  $ 6.83068 to  $ 8.62745 $   836   0.00%    1.15%  to   2.15%  -44.38% to  -43.83%
December 31, 2007     84  $12.23897 to  $15.39741 $ 1,180   0.00%    1.15%  to   1.80%   20.03% to   20.81%
December 31, 2006     51  $12.69768 to  $12.77698 $   607   0.00%    1.40%  to   1.75%   12.10% to   12.49%
December 31, 2005     16  $11.32716 to  $11.35869 $   185   0.00%    1.40%  to   1.75%   12.65% to   12.96%

                     AST Neuberger Berman / LSV Mid-Cap Value Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    143  $ 5.83598 to  $ 6.90162 $   900   1.73%    1.15%  to   1.80%  -43.28% to  -42.92%
December 31, 2007    129  $10.28916 to  $12.12014 $ 1,454   0.81%    1.15%  to   1.80%    1.34% to    1.99%
December 31, 2006     94  $11.83925 to  $11.91306 $ 1,084   0.39%    1.40%  to   1.75%    8.85% to    9.23%
December 31, 2005     55  $10.87658 to  $10.90682 $   604   0.00%    1.40%  to   1.75%    8.53% to    8.83%

                          AST PIMCO Limited Maturity Bond Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    270  $ 9.71676 to  $10.83660 $ 2,892   5.62%    1.15%  to   1.80%   -2.91% to   -0.03%
December 31, 2007    148  $10.66071 to  $10.86715 $ 1,594   5.28%    1.15%  to   1.80%    4.90% to    5.58%
December 31, 2006    110  $10.25413 to  $10.31847 $ 1,125   2.74%    1.40%  to   1.75%    2.04% to    2.39%
December 31, 2005     75  $10.04905 to  $10.07733 $   756   0.03%    1.40%  to   1.75%    0.50% to    0.78%

                         AST AllianceBernstein Core Value Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008     78  $ 5.98171 to  $ 6.73924 $   501   3.24%    1.15%  to   1.80%  -42.91% to  -42.55%
December 31, 2007     81  $10.47838 to  $11.75873 $   911   2.55%    1.15%  to   1.80%   -5.28% to   -4.67%
December 31, 2006     16  $12.28871 to  $12.34339 $   195   0.90%    1.50%  to   1.75%   19.27% to   19.56%
December 31, 2005      5  $10.30367 to  $10.32416 $    54   0.00%    1.50%  to   1.75%    2.22% to    2.43%

                                   AST QMA US Equity Alpha (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    100  $ 6.29304 to  $ 7.04101 $   652   2.27%    1.00%  to   1.80%  -39.80% to  -39.32%
December 31, 2007     85  $10.75145 to  $11.65038 $   931   1.94%    1.15%  to   1.80%    0.27% to    0.92%
December 31, 2006     25  $11.50163 to  $11.57321 $   272   0.55%    1.40%  to   1.75%   10.67% to   11.05%
December 31, 2005      6  $10.39288 to  $10.42169 $    66   0.00%    1.40%  to   1.75%    3.42% to    3.70%

                        AST T. Rowe Price Natural Resources Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    333  $ 6.65868 to  $ 9.18555 $ 2,681   0.61%    1.15%  to   1.90%  -50.92% to  -50.55%
December 31, 2007    330  $13.55366 to  $18.62348 $ 5,662   0.66%    1.15%  to   1.80%   38.01% to   38.90%
December 31, 2006    235  $13.34553 to  $13.44068 $ 3,031   0.27%    1.40%  to   1.80%   13.82% to   14.27%
December 31, 2005    125  $11.72986 to  $11.76236 $ 1,468   0.00%    1.40%  to   1.75%   17.27% to   17.59%

                        AST T. Rowe Price Asset Allocation Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,437  $ 7.74163 to  $ 8.78196 $11,921   1.95%    1.15%  to   2.40%  -27.68% to  -23.34%
December 31, 2007    621  $11.09246 to  $12.03647 $ 7,244   2.40%    1.15%  to   2.40%    3.82% to    5.11%
December 31, 2006     58  $11.30993 to  $11.49135 $   656   1.21%    1.50%  to   2.40%    9.86% to   10.83%
December 31, 2005      5  $10.34748 to  $10.36801 $    56   0.00%    1.50%  to   1.75%    3.18% to    3.38%

                               AST MFS Global Equity Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008     46  $ 7.73203 to  $ 9.03881 $   374   1.20%    1.15%  to   1.90%  -35.22% to  -34.74%
December 31, 2007     51  $11.92451 to  $13.88494 $   653   2.68%    1.15%  to   1.80%    7.46% to    8.15%
December 31, 2006     31  $12.79078 to  $12.87030 $   376   0.40%    1.40%  to   1.75%   22.17% to   22.59%
December 31, 2005     13  $10.46963 to  $10.49866 $   136   0.00%    1.40%  to   1.75%    5.05% to    5.34%

                         AST JPMorgan International Equity Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    119  $ 6.54565 to  $ 8.06508 $   847   2.58%    1.15%  to   1.90%  -42.48% to  -42.05%
December 31, 2007    101  $11.36747 to  $13.95132 $ 1,284   1.73%    1.15%  to   1.80%    7.50% to    8.19%
December 31, 2006     69  $12.84720 to  $12.92733 $   848   0.74%    1.40%  to   1.75%   20.69% to   21.10%
December 31, 2005     17  $10.64502 to  $10.67460 $   181   0.00%    1.40%  to   1.75%    7.38% to    7.67%
                           AST T. Rowe Price Global Bond Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    160  $ 9.44110 to  $10.80461 $ 1,667   4.52%    1.15%  to   1.80%   -5.95% to   -3.54%
December 31, 2007     92  $10.62669 to  $11.20170 $   996   2.92%    1.15%  to   1.80%    7.70% to    8.39%
December 31, 2006     58  $ 9.86229 to  $ 9.92364 $   580   1.18%    1.40%  to   1.75%    4.45% to    4.81%
December 31, 2005     26  $ 9.44213 to  $ 9.46839 $   244   0.30%    1.40%  to   1.75%   -5.10% to   -4.83%

                                      A61

                               At year ended                              For year ended
                   --------------------------------------  -----------------------------------------------
                                                    Net    Investment
                   Units        Unit Value         Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest      (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                         AST Aggressive Asset Allocation Portfolio (available December 5, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008     296 $ 6.48888 to  $ 7.01024 $  1,988   0.72%    1.15%  to   2.15%  -43.54% to  -42.98%
December 31, 2007     321 $11.45397 to  $12.32551 $  3,816   0.16%    1.15%  to   1.80%    7.61% to    8.31%
December 31, 2006     201 $11.36629 to  $11.40838 $  2,245   0.00%    1.40%  to   1.75%   13.70% to   14.09%
December 31, 2005      11 $ 9.99667 to  $ 9.99933 $    109   0.00%    1.40%  to   1.75%   -0.02% to    0.00%

                       AST Capital Growth Asset Allocation Portfolio (available December 5, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   7,656 $ 6.97189 to  $ 7.79077 $ 57,872   0.96%    1.15%  to   2.65%  -36.62% to  -31.11%
December 31, 2007   7,141 $11.26366 to  $12.14221 $ 84,864   0.23%    1.15%  to   2.75%    6.78% to    8.48%
December 31, 2006   3,861 $11.10359 to  $11.22130 $ 42,817   0.00%    1.40%  to   2.40%   11.02% to   12.11%
December 31, 2005      65 $10.00213 to  $10.00855 $    652   0.00%    1.50%  to   2.50%    0.04% to    0.10%

                     AST Academic Strategies Asset Allocation Portfolio (available December 5, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008  10,411 $ 7.20298 to  $ 7.99594 $ 80,836   1.14%    1.00%  to   2.40%  -33.43% to  -28.71%
December 31, 2007   9,980 $10.91282 to  $11.89376 $116,304   0.37%    1.00%  to   2.40%    6.64% to    7.96%
December 31, 2006   5,593 $10.92810 to  $11.04402 $ 61,064   0.00%    1.40%  to   2.40%    9.15% to   10.23%
December 31, 2005     190 $10.01214 to  $10.01855 $  1,903   0.00%    1.50%  to   2.50%    0.14% to    0.20%

                          AST Balanced Asset Allocation Portfolio (available December 5, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   6,523 $ 7.42670 to  $ 8.27064 $ 52,641   1.01%    1.15%  to   2.40%  -30.37% to  -26.37%
December 31, 2007   5,009 $11.24456 to  $11.76251 $ 58,099   0.40%    1.15%  to   2.40%    6.51% to    7.83%
December 31, 2006   1,998 $10.82085 to  $10.93553 $ 21,644   0.00%    1.40%  to   2.40%    7.97% to    9.04%
December 31, 2005     140 $10.02210 to  $10.02853 $  1,408   0.00%    1.50%  to   2.50%    0.24% to    0.30%

                        AST Preservation Asset Allocation Portfolio (available December 5, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   2,403 $ 8.57497 to  $ 9.09941 $ 21,353   0.78%    1.00%  to   2.40%  -21.37% to  -20.28%
December 31, 2007     882 $11.11502 to  $11.45988 $  9,942   0.32%    1.15%  to   2.40%    6.16% to    7.48%
December 31, 2006     431 $10.57706 to  $10.68916 $  4,569   0.00%    1.40%  to   2.40%    5.44% to    6.47%
December 31, 2005      33 $10.03209 to  $10.03852 $    334   0.00%    1.50%  to   2.35%    0.34% to    0.40%

                            AST First Trust Balanced Target Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008   1,611 $ 7.05881 to  $ 7.34272 $ 11,611   2.06%    1.15%  to   2.65%  -36.18% to  -35.23%
December 31, 2007     993 $11.06059 to  $11.35095 $ 11,119   0.55%    1.15%  to   2.65%    5.74% to    7.32%
December 31, 2006     337 $10.52149 to  $10.59531 $  3,555   0.00%    1.50%  to   2.40%    5.24% to    5.97%

                    AST First Trust Capital Appreciation Target Portfolio (available March 20, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008   1,205 $ 6.41884 to  $ 6.74838 $  7,954   1.20%    1.15%  to   2.65%  -42.24% to  -41.38%
December 31, 2007     979 $11.11363 to  $11.52104 $ 11,130   0.29%    1.15%  to   2.65%    8.53% to   10.14%
December 31, 2006     340 $10.42368 to  $10.49631 $  3,547   0.00%    1.50%  to   2.40%    4.26% to    4.98%

                              AST Advanced Strategies Portfolio (available March 20, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008   2,220 $ 7.60358 to  $ 7.98587 $ 17,350   1.77%    1.15%  to   2.65%  -31.62% to  -30.60%
December 31, 2007   1,280 $11.11930 to  $11.53588 $ 14,537   0.53%    1.15%  to   2.65%    6.67% to    8.26%
December 31, 2006     461 $10.60042 to  $10.68200 $  4,891   0.00%    1.50%  to   2.40%    6.02% to    6.84%

                          AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008     282 $ 6.21674 to  $ 6.60360 $  1,770   0.14%    1.15%  to   1.90%  -41.68% to  -38.77%
December 31, 2007      40 $11.11888 to  $11.23891 $    445   0.14%    1.15%  to   1.80%    6.31% to    7.00%
December 31, 2006      28 $10.45877 to  $10.50381 $    290   0.00%    1.15%  to   1.80%    5.22% to    5.67%

                                   AST Money Market Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008     328 $10.09598 to  $10.76754 $  3,490   2.30%    1.15%  to   2.30%    0.20% to    1.34%
December 31, 2007     122 $10.40843 to  $10.62479 $  1,284   4.67%    1.15%  to   2.40%    2.43% to    3.70%
December 31, 2006      17 $10.20125 to  $10.24522 $    173   3.26%    1.15%  to   1.80%    2.02% to    2.45%

                                 AST Small-Cap Growth Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008     259 $ 6.63894 to  $ 6.77186 $  1,750   0.00%    1.15%  to   1.90%  -36.21% to  -33.33%
December 31, 2007      11 $10.42523 to  $10.53785 $    114   0.00%    1.15%  to   1.80%    5.25% to    5.93%
December 31, 2006       4 $ 9.90555 to  $ 9.94820 $     39   0.00%    1.15%  to   1.80%    0.01% to    0.43%

                              AST Pimco Total Return Bond Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008     377 $ 9.41587 to  $10.69755 $  3,968   3.46%    1.15%  to   1.90%   -5.98% to   -3.37%
December 31, 2007     189 $10.95233 to  $11.07079 $  2,078   3.06%    1.15%  to   1.80%    6.38% to    7.07%
December 31, 2006      94 $10.29524 to  $10.33968 $    968   0.00%    1.15%  to   1.80%    3.25% to    3.69%

                                AST International Value Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008      72 $ 6.84949 to  $ 7.03242 $    499   2.55%    1.15%  to   2.15%  -45.18% to  -44.64%
December 31, 2007      91 $12.56729 to  $12.70293 $  1,152   1.64%    1.15%  to   1.80%   15.71% to   16.46%
December 31, 2006      27 $10.86090 to  $10.90770 $    293   0.00%    1.15%  to   1.80%    8.50% to    8.96%

                                      A62

                               At year ended                             For year ended
                   -------------------------------------  -----------------------------------------------
                                                   Net    Investment
                   Units        Unit Value        Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                               AST International Growth Portfolio (available May 1, 2006)
                   -------------------------------------------------------------------------------------
December 31, 2008     76  $ 5.56317 to  $ 6.16356 $   463   1.43%    1.15%  to   1.80%  -51.11% to  -44.91%
December 31, 2007     60  $12.39320 to  $12.52703 $   749   0.52%    1.15%  to   1.80%   16.94% to   17.69%
December 31, 2006     43  $10.59814 to  $10.64379 $   453   0.00%    1.15%  to   1.80%    6.07% to    6.52%

                            Gartmore NVIT Developing Markets Fund (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    168  $ 9.31057 to  $ 9.43370 $ 1,579   0.74%    1.40%  to   1.75%  -58.59% to  -58.44%
December 31, 2007    230  $22.48208 to  $22.70075 $ 5,203   0.30%    1.40%  to   1.75%   41.03% to   41.52%
December 31, 2006     42  $15.94128 to  $16.04073 $   676   0.58%    1.40%  to   1.75%   32.27% to   32.72%
December 31, 2005     14  $12.05243 to  $12.08600 $   163   0.34%    1.40%  to   1.75%   21.98% to   22.32%

                        AST Western Asset Core Plus Bond Portfolio (available November 19, 2007)
                   -------------------------------------------------------------------------------------
December 31, 2008     43  $ 9.12808 to  $ 9.32157 $   399   0.13%    1.30%  to   1.80%   -8.80% to   -6.61%
December 31, 2007      3  $ 9.98048 to  $ 9.98048 $    31   0.00%    1.60%  to   1.60%   -0.18% to   -0.18%

                            AST Investment Grade Bond Portfolio (available January 28, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  4,157  $10.72041 to  $10.78453 $44,675   0.00%    1.15%  to   1.80%    7.22% to    7.86%

                                  AST Bond Portfolio 2018 (available January 28, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      6  $12.00012 to  $12.07153 $    75   0.00%    1.50%  to   2.15%   20.02% to   20.73%

                                  AST Bond Portfolio 2019 (available January 28, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      3  $12.06868 to  $12.16291 $    41   0.00%    1.30%  to   2.15%   20.71% to   21.64%

                               AST Global Real Estate Portfolio (available July 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      1  $ 6.10058 to  $ 6.11016 $     5   0.00%    1.80%  to   2.15%  -40.04% to  -39.95%

                            AST Parametric Emerging Markets Equity (available July 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      2  $ 5.57715 to  $ 5.57838 $    11   0.00%    1.50%  to   1.55%  -44.79% to  -44.78%

                                AST Focus Four Plus Portfolio (available July 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     30  $ 7.45733 to  $ 7.47907 $   222   0.00%    1.50%  to   2.15%  -25.41% to  -25.20%

                     Franklin Templeton VIP Founding Funds Allocation Fund (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008    486  $ 6.61132 to  $ 6.66608 $ 3,230   3.31%    1.15%  to   2.40%  -34.40% to  -33.86%

                         AST Goldman Sachs Small-Cap Value Portfolio (available July 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      4  $ 7.62336 to  $ 7.64561 $    30   0.00%    1.50%  to   2.15%  -24.02% to  -23.80%

                           AST CLS Growth Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008    240  $ 6.66587 to  $ 6.72112 $ 1,608   0.03%    1.15%  to   2.40%  -34.00% to  -33.45%

                          AST CLS Moderate Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008    135  $ 7.31182 to  $ 7.37228 $   991   0.03%    1.15%  to   2.40%  -27.47% to  -26.87%

                         AST Horizon Growth Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     61  $ 7.11750 to  $ 7.16470 $   435   0.01%    1.15%  to   2.15%  -29.61% to  -29.15%

                        AST Horizon Moderate Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008    238  $ 7.57974 to  $ 7.64237 $ 1,815   0.01%    1.15%  to   2.40%  -24.87% to  -24.25%

                     AST Niemann Capital Growth Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     44  $ 7.47127 to  $ 7.53310 $   330   0.01%    1.15%  to   2.40%  -26.05% to  -25.44%

                                     ProFund VP Industrials (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      1  $ 6.10367 to  $ 6.10367 $     6   0.16%    1.50%  to   1.50%  -39.96% to  -39.96%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

                                      A63

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2008 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

        A.  Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk changes are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  Administration Charge

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.

Asset-Based
Charge Level  Description of When Applicable
------------  -----------------------------------------------------------------
   0.95%      Premier Bb Series - No Optional Benefits
   1.15%      Premier B Series - No Optional Benefits
   1.20%      Premier Bb Series with HAV
   1.30%      Premier Bb Series - with HD GRO
   1.35%      Discovery Choice Basic - No Optional Benefits
   1.40%      No Optional Benefits
               Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
   1.45%      Premier Bb Series with Combo or HDV or GMIB
   1.50%      No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
              Premier B Series with HD GRO
   1.52%      Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%      Premier X Series - No Optional Benefits
              Premier Bb Series with LT5 or HD5
              Premier Bb Series with HD GRO and HAV

                                      A64

Asset-Based
Charge Level  Description of When Applicable
------------  ----------------------------------------------------------------------------------------------
   1.60%      No Optional Benefits
               Strategic Partners FlexElite
              GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%      Discovery Choice Enhanced - No Optional Benefit
              GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Advisor with GMDB with Step Up and Roll Up
              Premier B Series with HDV
              Premier B Series with Roll-up & HAV
   1.70%      GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
              GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
              GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
              Premier Bb Series with SLT5 and GMIB and HAV
   1.75%      Premier B Series with LT5 or HD5
              GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
              Premier B Series with HD GRO and HAV
   1.80%      Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
              Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and
              Step Up
              Premier Bb Series with LT5 or HD5 and HAV
              Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   1.85%      Premier L Series with HD GRO
   1.90%      Premier B Series with SLT5
              Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
              Premier X Series with HD GRO
   1.95%      Premier Bb Series with GMIB and HDV or Combo
   2.00%      With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
              Premier L Series with HDV
              Premier L Series with Roll-up & HAV
              Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.05%      Premier X Series with HDV
              Premier X Series with Roll-up & HAV
              Premier Bb Series with LT5 or HD5 and Combo or HDV
   2.10%      With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
              Premier L Series with HD GRO and HAV

                                      A65

Asset-Based
Charge Level  Description of When Applicable
------------  -------------------------------------------------------------------------------------------
   2.15%      With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
              Premier X Series with LT5 or HD5
              Premier X Series with HD GRO and HAV
   2.20%      With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%      With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
              With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
              Premier B Series with LT5 or HD5 and HDV
              Premier B Series with LT5 or HD5 and Roll-up & HAV
   2.30%      Premier X Series with SLT5
              Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
              With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
              With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
   2.35%      With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
              Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.40%      With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Bonus Version
              With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus Enhanced - Bonus Version
              Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.60%      Premier L Series with LT5 or HD5 and HDV
              Premier L Series with LT5 or HD5 and Roll-up & HAV
   2.65%      Premier X Series with LT5 or HD5 and HDV
              Premier X Series with LT5 or HD5 and Roll-up & HAV

        C.  Withdrawal Charges

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-8%. The charge is assessed through the redemption of units.

        D.   Other Related Charges

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Lifetime Seven with Beneficiary Income Option, the fee is a percentage of the Protected Withdrawal Value that is deducted pro rata from the Sub-accounts on a quarterly basis.

                                      A66

Note 8: Other

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

                                      A67

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2008, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 9, 2009

                                      A68

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2008 and 2007

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

Financial Statements                                                     Page No.
--------------------                                                     --------
Management's Annual Report on Internal Control Over Financial Reporting   F - 2

Report of Independent Registered Public Accounting Firm                   F - 3

Financial Statements:

Statements of Financial Position - December 31, 2008 and 2007             F - 4

Statements of Operations and Comprehensive Income
  Years ended December 31, 2008, 2007 and 2006                            F - 5

Statements of Stockholder's Equity
  Years ended December 31, 2008, 2007 and 2006                            F - 6

Statements of Cash Flows
  Years ended December 31, 2008, 2007 and 2006                            F - 7

Notes to the Financial Statements                                         F - 8

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2008, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2008.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.

This annual report does not include an attestation report of the company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the company to provide only management's report in this annual report.

March 16, 2009

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2008 and December 31, 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 16, 2009

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2008 and 2007 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                                           2008        2007
                                                                                                        ----------  ----------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2008 - $865,995 ; 2007 - $898,932). $  796,022  $  903,520

Equity securities available for sale, at fair value (amortized cost, 2008$4,143: $; 2007: $4,143)......      2,809       4,408

Policy loans...........................................................................................    169,924     166,373
Short term investments.................................................................................      8,137      12,376
Commercial loans.......................................................................................    147,395     101,583
Other long term investments............................................................................      7,797       5,631
                                                                                                        ----------  ----------
   Total investments...................................................................................  1,132,084   1,193,891
Cash and cash equivalents..............................................................................     69,811      33,185
Deferred policy acquisition costs......................................................................    326,806     273,144
Accrued investment income..............................................................................     15,025      14,182
Reinsurance recoverables...............................................................................    301,336     186,587
Receivables from parent and affiliates.................................................................     50,377      43,920
Deferred sales inducements.............................................................................     28,014      21,957
Other assets...........................................................................................      4,226       3,217
Separate account assets................................................................................  2,306,566   2,926,421
                                                                                                        ----------  ----------
TOTAL ASSETS........................................................................................... $4,234,245  $4,696,504
                                                                                                        ==========  ==========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances........................................................................    910,344     805,605
Future policy benefits and other policyholder liabilities..............................................    458,129     312,637
Cash collateral for loaned securities..................................................................     16,131      26,060
Securities sold under agreement to repurchase..........................................................     22,496      14,621
Income taxes payable...................................................................................     66,793      86,328
Short term debt from affiliates........................................................................        100      55,863
Payables to parent and affiliates......................................................................      9,822       8,304
Other liabilities......................................................................................     29,546      34,226
Separate account liabilities...........................................................................  2,306,566   2,926,421
                                                                                                        ----------  ----------
Total liabilities...................................................................................... $3,819,927  $4,270,065
                                                                                                        ----------  ----------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, ($5 par value; 400,000 shares, authorized; issued and outstanding;.......................      2,000       2,000
Additional Paid-in capital.............................................................................    168,998     168,998
Retained earnings......................................................................................    273,964     252,259
Accumulated other comprehensive income.................................................................    (30,644)      3,182
                                                                                                        ----------  ----------
Total stockholder's equity.............................................................................    414,318     426,439
                                                                                                        ----------  ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY............................................................. $4,234,245  $4,696,504
                                                                                                        ==========  ==========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2008, 2007 and 2006 (in thousands)
--------------------------------------------------------------------------------

                                                                                                    2008      2007      2006
                                                                                                  --------  --------  --------
REVENUES

Premiums......................................................................................... $ 14,903  $ 12,442  $  8,947
Policy charges and fee income....................................................................   75,712    76,851    59,650
Net investment income............................................................................   68,001    66,705    65,628
Realized investment gains/(losses), net..........................................................  (26,955)   (2,201)  (13,900)
Asset administration fees........................................................................    7,395     6,968     6,086
Other income.....................................................................................    5,154     4,203     3,079
                                                                                                  --------  --------  --------

Total revenues...................................................................................  144,210   164,968   129,490
                                                                                                  --------  --------  --------

BENEFITS AND EXPENSES

Policyholders' benefits..........................................................................   30,454    16,747    16,900
Interest credited to policyholders' account balances.............................................   30,684    31,525    30,394
General, administrative and other expenses.......................................................   57,249    60,947    31,785
                                                                                                  --------  --------  --------

Total benefits and expenses......................................................................  118,387   109,219    79,079
                                                                                                  --------  --------  --------

Income from operations before income taxes                                                          25,823    55,749    50,411
                                                                                                  --------  --------  --------

Income taxes:
   Current.......................................................................................    1,033    12,044      (596)
   Deferred......................................................................................    3,085     3,502    12,073
                                                                                                  --------  --------  --------
Total income tax expense.........................................................................    4,118    15,546    11,477
                                                                                                  --------  --------  --------

NET INCOME.......................................................................................   21,705    40,203    38,934
                                                                                                  --------  --------  --------

Change in net unrealized investment (losses)/ gains and changes in foreign currency translation,
  net of taxes...................................................................................  (33,826)     (849)    3,196
                                                                                                  --------  --------  --------

COMPREHENSIVE (LOSS)/INCOME...................................................................... $(12,121) $ 39,354  $ 42,130
                                                                                                  ========  ========  ========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder's Equity
Years Ended December 31, 2008, 2007 and 2006 (in thousands)
--------------------------------------------------------------------------------

                             Accumulated Other Comprehensive Income Gain (Loss)

                                                                                       Net         Total
                                                                          Foreign   Unrealized  Accumulated
                                                   Additional            Currency   Investment     Other         Total
                                            Common  Paid-in   Retained  Translation   Gains    Comprehensive Stockholder's
                                            Stock   Capital   Earnings  Adjustments   (Loss)   Income (Loss)    Equity
                                            ------ ---------- --------  ----------- ---------- ------------- -------------
Balance, January 1, 2006................... $2,000  $168,689  $173,584     $ --      $    835    $    835      $345,108

Net income.................................     --        --    38,934       --            --          --        38,934

Stock-based compensation programs..........     --        --        --       --            --          --            --

Cumulative effect of change in accounting
  principles, net of taxes.................     --        --        --       29            --          29            29

Change in net unrealized investment
  (losses), net of taxes...................                                             3,167       3,167         3,167
                                            ------  --------  --------     ----      --------    --------      --------

Balance, December 31, 2006................. $2,000  $168,689  $212,518     $ 29      $  4,002    $  4,031      $387,238

Net income.................................     --        --    40,203       --            --          --        40,203

Stock-based compensation programs..........     --       309        --       --            --          --           309

Cumulative effect of change in accounting
  principles, net of taxes.................     --        --      (462)      --            --          --          (462)

Change in foreign currency translation
  adjustments, net of taxes................     --        --        --       79            --          79            79

Change in net unrealized investment gains,
  net of taxes.............................     --        --        --       --          (928)       (928)         (928)
                                            ------  --------  --------     ----      --------    --------      --------
Balance, December 31, 2007................. $2,000  $168,998  $252,259     $108      $  3,074    $  3,182      $426,439

Net income.................................     --        --    21,705       --            --          --        21,705

Change in foreign currency translation
  adjustments, net of taxes................     --        --        --      (82)           --         (82)          (82)

Change in net unrealized investment
  (losses), net of taxes...................     --        --        --       --       (33,744)    (33,744)      (33,744)
                                            ------  --------  --------     ----      --------    --------      --------
Balance, December 31, 2008 2007............ $2,000  $168,998  $273,964     $ 26      $(30,670)   $(30,644)     $414,318
                                            ======  ========  ========     ====      ========    ========      ========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2008, 2007 and 2006 (in thousands)
--------------------------------------------------------------------------------

                                                                                                   2008       2007       2006
                                                                                                ---------  ---------  ----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
   Net income.................................................................................. $  21,705  $  40,203  $   38,934
   Adjustments to reconcile net income to net cash (used in) provided by operating activities:...............................................................................
       Policy charges and fee income...........................................................   (20,623)   (18,072)    (11,894)
       Interest credited to policyholders' account balances....................................    30,685     31,525      30,394
       Realized investment losses (gains), net.................................................    26,955      2,201      13,900
       Amortization and other non-cash items...................................................    (1,115)      (785)        874
       Change in:..............................................................................
          Future policy benefits and other insurance liabilities...............................   134,888     62,600      46,631
          Reinsurance recoverable..............................................................  (114,749)   (51,577)    (42,733)
          Accrued investment income............................................................      (842)      (583)      2,635
          Receivables from parent and affiliates...............................................    (4,125)   (14,183)      2,459
          Payable to parent and affiliates.....................................................     1,518      5,927        (487)
          Deferred policy acquisition costs....................................................   (11,286)   (15,117)    (33,979)
          Income taxes payable.................................................................    (1,323)      (828)     12,707
          Deferred sales inducements...........................................................    (6,057)    (3,065)     (5,395)
          Other, net...........................................................................    (6,930)   (11,796)      6,832
                                                                                                ---------  ---------  ----------
Cash Flows From (USED IN) Operating Activities.................................................    48,701     26,450      60,878
                                                                                                ---------  ---------  ----------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
   Proceeds from the sale/maturity/prepayment of:..............................................
       Fixed maturities available for sale.....................................................   248,848    276,137   1,038,341
       Policy loans............................................................................    18,682     18,356      17,070
       Commercial loans........................................................................     2,571      1,003         633
   Payments for the purchase of:...............................................................
       Fixed maturities available for sale.....................................................  (234,739)  (254,782)   (981,995)
       Policy loans............................................................................   (14,948)   (16,983)    (15,012)
       Commercial loans........................................................................   (44,424)   (54,057)    (29,360)
   Notes from parent and affiliates, net.......................................................    (3,417)   (10,060)     (9,576)
   Other long term investments, net............................................................    (1,870)    (3,043)     (1,786)
   Short term investments, net.................................................................     4,227     (1,123)     12,258
                                                                                                ---------  ---------  ----------
Cash Flows From (USED IN) Investing Activities.................................................   (25,070)   (44,552)     30,573
                                                                                                ---------  ---------  ----------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:

   Policyholders' account deposits.............................................................   307,531    236,972     237,496
   Policyholders' account withdrawals..........................................................  (233,394)  (282,630)   (259,645)
   Net change in securities sold under agreement to repurchase and cash collateral for loaned
     securities, net...........................................................................    (2,054)     8,464     (56,022)
   Net change in financing arrangements (maturities 90 days or less)...........................   (59,088)    28,938     (69,777)
                                                                                                ---------  ---------  ----------
Cash Flows From (USED IN) Financing Activities.................................................    12,995     (8,256)   (147,948)
                                                                                                ---------  ---------  ----------

   Net increase (decrease) in cash and cash equivalents........................................    36,626    (26,358)    (56,497)
   Cash and cash equivalents, beginning of year................................................    33,185     59,543     116,040
                                                                                                ---------  ---------  ----------
CASH AND CASH EQUIVALENTS, END OF YEAR......................................................... $  69,811  $  33,185  $   59,543
                                                                                                =========  =========  ==========

SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid(refunded).................................................................... $   5,441  $  16,373  $   (1,230)
                                                                                                ---------  ---------  ----------

Interest paid.................................................................................. $     556  $     536  $    1,077
                                                                                                ---------  ---------  ----------

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company of New Jersey, or "the Company," is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities contracts only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company, or "Pruco Life", a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance", an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001, ("the date of demutualization"), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial."

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or "GAAP". The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)."

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)." The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses, are reported in "Realized investment (losses), net."

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on and other loans, fair value changes on commercial mortgage loans carried at fair value, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); (3) the Company's ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts its best estimate of the prospective future cash flows of the security to determine if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security's fair value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment, based upon reasonably estimable cash flow is greater than the carrying value of the investment after the impairment.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred acquisition costs ("DAC").

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance's agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges and the performance of hedging programs based on historical and anticipated future experience, which is updated periodically.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


We continue to derive our future rate of return assumptions using a reversion to the mean approach, a common industry practice. Under this approach, we consider actual returns over a period of time and initially adjust future projected returns so that the assets grow at the expected rate of return for the entire period. However, beginning in the fourth quarter of 2008, the projected future rate of return calculated using the reversion to the mean approach was greater than 10.9% on variable life products and 10.5% on variable annuity products, our maximum future rate of return assumption. As a result, we utilized the maximum future rate of return, thereby limiting the impact of the reversion to the mean, and further decreasing our estimate of total gross profits. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

DAC related to term insurance are amortized over the initial level premium period for Term Elite/Essential business issued before April 2005 and 30 years for the business sold since April 2005.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company adopted Statement of Position ("SOP") 05-1 "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" on
January 1, 2007. See "New Accounting Pronouncements."

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders, and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities represent the contractholder's account balance in separate account assets. See Note 8 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Deferred Sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances.

Other assets and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' account balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Future policy benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity products, expected mortality or morbidity is generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company's liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in
Note 8, and certain unearned revenues.

Contingent Liabilities

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 8. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

Amounts received as payment for interest-sensitive individual life contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset administration fees are recognized as income when earned.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company, may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, as well as interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded within "Other long term investments," in the Statement of Financial Position except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), or
(4) a derivative entered into as an economic hedge that does not qualified for hedge accounting. During the years ended December 31, 2008, 2007 and 2006 none of the Company's derivatives qualify for hedge accounting treatment.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount that is more likely than not to be realized.

New Accounting Pronouncements

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20." This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active." This FSP clarifies the application of SFAS No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. The FSP is effective upon issuance, including prior periods for which financial statements have not been issued. Accordingly, the Company adopted this guidance effective September 30, 2008. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees" an amendment of FASB Statement No. 133 and FASB Interpretation No. 45. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk;
(b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative's fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee's performance risk. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" an amendment of SFAS No. 133. This statement amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The Company will adopt this guidance effective January 1, 2009. The Company's adoption of this guidance is not expected to have a material effect on the Company's financial position or results of operations.

In February 2008, the FASB issued FSP FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions". The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. The Company will adopt this guidance effective January 1, 2009. The Company is currently assessing the impact of this FSP on the Company's financial position and results of operations.

In February 2008, the FASB issued FSP FAS 157-2, "Effective Date of FASB Statement No. 157." This FSP applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). FSP FAS 157-2 delays the effective date of SFAS No. 157 or these items to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company is currently assessing the impact of this FSP on the Company's financial position and results of operations.

In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, "Hedging--General: Issues Involving the Application of the Shortcut Method under Paragraph 68." Implementation Issue No. E23 amends Statement No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This implementation guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance effective January 1, 2008 did not have a material effect on the Company's financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Financial Statements." SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. The Company will adopt this guidance effective January 1, 2009. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company's adoption of this guidance is not expected to have a material effect on the Company's financial position or results of operations, but will affect financial statement presentation and disclosure.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. The Company has adopted this guidance effective January 1, 2008. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." The interpretations in this SAB express the Staff's views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company's method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company has adopted this guidance effective January 1, 2008. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In June 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. See Note 7 for details regarding the adoption of this pronouncement.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments." This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has relied upon this exception for certain investments that the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $0.2 million.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS

Fixed Maturities and Equity Securities :

The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                                   2008
                                                                                 ----------------------------------------
                                                                                             Gross      Gross
                                                                                 Amortized Unrealized Unrealized  Fair
                                                                                   Cost      Gains      Losses    Value
                                                                                 --------- ---------- ---------- --------
                                                                                              (in thousands)
Fixed maturities, available for sale
   U.S. Treasury securities and obligations of U.S. Government authorities and
     agencies................................................................... $ 30,556   $ 3,721    $    --   $ 34,277

   Foreign government bonds.....................................................    9,391       573          7      9,957

   Asset-backed securities (1)..................................................  103,724     1,582     18,827     86,479

   Commercial mortgage-backed securities........................................  104,156       157     15,110     89,203

   Residential mortgage-backed securities (2)...................................  119,788     5,064        983    123,869

   Corporate securities.........................................................  498,380     3,203     49,346    452,237
                                                                                 --------   -------    -------   --------

Total fixed maturities, available for sale...................................... $865,995   $14,300    $84,273   $796,022
                                                                                 ========   =======    =======   ========
Equity securities, available for sale........................................... $  4,143        --    $ 1,334   $ 2 ,809
                                                                                 ========   =======    =======   ========

--------
(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

                                                                                                   2007
                                                                                 ----------------------------------------
                                                                                             Gross      Gross
                                                                                 Amortized Unrealized Unrealized  Fair
                                                                                   Cost      Gains      Losses    Value
                                                                                 --------- ---------- ---------- --------
                                                                                              (in thousands)
Fixed maturities, available for sale
   U.S. Treasury securities and obligations of U.S. Government authorities and
     agencies................................................................... $  6,289   $   169     $   --   $  6,458

   Foreign government bonds.....................................................    9,529       848         --     10,377

   Asset-backed securities......................................................  127,545       672      3,764    124,453

   Commercial mortgage-backed securities........................................  177,902     2,064        167    179,799

   Residential mortgage-backed securities.......................................  113,398     2,204         36    115,566

   Corporate securities.........................................................  464,269     8,421      5,823    466,867
                                                                                 --------   -------     ------   --------

Total fixed maturities, available for sale...................................... $898,932   $14,378     $9,790   $903,520
                                                                                 ========   =======     ======   ========
Equity securities, available for sale........................................... $  4,143   $   265         --   $ 4 ,408
                                                                                 ========   =======     ======   ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2008, is shown below:

                                                   Available for Sale
                                                   ------------------
                                                   Amortized  Fair
                                                     Cost     Value
                                                   --------- --------
                                                     (in thousands)
           Due in one year or less................ $ 40,582  $ 40,381

           Due after one year through five years..  223,671   212,076

           Due after five years through ten years.  185,656   164,366

           Due after ten years....................   88,417    79,648

           Residential mortgage-backed securities.  119,788   123,869
           Commercial mortgage-backed securities..  104,157    89,203

           Asset-backed securities................  103,724    86,479
                                                   --------  --------

           Total.................................. $865,995  $796,022
                                                   ========  ========

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Proceeds from the sale of fixed maturities available for sale during 2008, 2007, and 2006 were $207 million, $202 million, and $949 million, respectively. Proceeds from maturities of fixed maturities available for sale during 2008, 2007, and 2006 were $43 million, and $66 million, and $96 million, respectively. Gross gains of $1 million, $2 million, and $1 million, and gross losses of $2 million, $1 million, and $15 million were realized on those sales during 2008, 2007, and 2006, respectively.

Other Long term Investments

The following table provides information relating to other long term investments as of December 31:

                                                       2008     2007
                                                     -------  -------
                                                      (in thousands)
          Company's investment in Separate accounts. $ 2,829  $ 3,049
          Joint ventures and limited partnerships...   6,171    4,153
          Derivatives...............................  (1,203)  (1,571)
                                                     -------  -------
          Total other long- term investments........ $ 7,797  $ 5,631
                                                     =======  =======

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                   2008     2007     2006
                                                 -------  -------  -------
                                                       (in thousands)
    Fixed maturities, available for sale........ $52,035  $52,845  $55,625
    Policy loans................................   9,187    8,863    8,632
    Commercial loans............................   8,216    4,641    1,789
    Short term investments and cash equivalents.   1,455    3,356    4,082
    Other.......................................     261      751      599
                                                 -------  -------  -------
    Gross investment income.....................  71,154   70,456   70,727
       Less: investment expenses................  (3,153)  (3,751)  (5,099)
                                                 -------  -------  -------
    Net investment income....................... $68,001  $66,705  $65,628
                                                 =======  =======  =======

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


Realized investment gains/(losses), net, including charges for other than temporary impairments, for the years ended December 31, were from the following sources:

                                               2008      2007     2006
                                             --------  -------  --------
                                                    (in thousands)
       Fixed maturities, available for sale. $(10,575) $   965  $(14,374)
       Derivatives..........................  (15,496)  (2,709)      576
       Commercial loans.....................     (884)    (457)     (102)
       Other................................       --       --        --
                                             --------  -------  --------
       Realized investment losses, net...... $(26,955) $(2,201) $(13,900)
                                             ========  =======  ========

The write-down for impairments that were deemed to be other than temporary for fixed maturities were $9 million for the year 2008 and less than $1 million for 2007 and 2006 respectively.

Commercial Loans

The Company's commercial loans are comprised as follows as at December 31:

                                                     2008                   2007
                                            ---------------------  ---------------------
                                                Amount      % of       Amount      % of
                                            (in thousands)  Total  (in thousands)  Total
                                            -------------- ------  -------------- ------
Commercial mortgage loans by property type
Apartment complexes........................    $ 16,387     11.0 %    $ 11,863     11.6 %
Agricultural properties....................      15,980     10.7 %      16,469     16.1 %
Industrial buildings.......................      36,439     24.5 %      20,773     20.3 %
Retail stores..............................      14,453      9.7 %       8,826      8.7 %
Office buildings...........................      21,505     14.5 %      16,980     16.6 %
Other......................................      44,075     29.6 %      27,232     26.7 %
                                               --------    ------     --------    ------
Total collateralized loans.................     148,839    100.0 %     102,143    100.0 %
                                                           ======                 ======
Valuation allowance........................      (1,444)                  (560)
                                               --------               --------
Total net collateralized loans.............     147,395                101,583
                                               --------               --------
Total commercial loans.....................    $147,395               $101,583
                                               ========               ========

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in New York (10%) and Texas (11%) at December 31, 2008.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                     2008  2007 2006
                                                    ------ ---- ----
                                                     (in thousands)
           Allowance for losses, beginning of year. $  560 $102 $ --
           Addition to allowance for losses........    884  458  102
                                                    ------ ---- ----
           Allowance for losses, end of year....... $1,444 $560 $102
                                                    ====== ==== ====

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income (loss), net of tax." Changes in these amounts include reclassification adjustments to exclude from "Accumulated other comprehensive income (loss), net of tax" those items that are included as part of "Net income" for a period that also had been part of "Accumulated other comprehensive income (loss), net of tax" in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:




                                                                        Net                                 Deferred
                                                                    Unrealized   Deferred                    Income
                                                                       Gains      policy    Policyholders'     Tax
                                                                    (Losses) on Acquisition    Account     (Liability)
                                                                    Investments    Costs       Balances      Benefit
                                                                    ----------- ----------- -------------- -----------
                                                                                      (in thousands)
Balance, January 1, 2006                                             $  1,453     $   112      $   (281)    $   (449)

   Net investment (losses) on investments arising during the
     period........................................................    21,752          --            --       (7,613)

   Reclassification adjustment for gains included in net
     income........................................................   (14,373)         --            --        5,031

   Impact of net unrealized investment losses on deferred policy
     acquisition costs.............................................        --      (3,701)           --        1,295

   Impact of net unrealized investment gain on Policyholders'
     account balances..............................................        --          --         1,194         (418)
                                                                     --------     -------      --------     --------
Balance, December 31, 2006                                           $  8,832     $(3,589)     $    913     $ (2,154)

   Net investment gains on investments arising during the
     period........................................................    (3,970)         --            --        1,389

   Reclassification adjustment for gain included in net income.....       965          --            --         (338)

   Impact of net unrealized investment (losses) on deferred
     policy acquisition costs......................................        --       2,406            --         (842)

   Impact of net unrealized investment (losses) on Policyholders'
     account balances..............................................        --          --          (828)         290
                                                                     --------     -------      --------     --------
Balance, December 31, 2007                                           $  5,827     $(1,183)     $     85     $ (1,655)

   Net investment (losses) on investments arising during the
     period........................................................   (87,322)         --            --       30,563

   Reclassification adjustment for (losses) included in net
     income........................................................    10,575          --            --       (3,702)

   Impact of net unrealized investment gains (losses) on deferred policy acquisition costs......................................

   Impact of net unrealized investment gains on deferred policy
     acquisition costs.............................................        --      42,376            --      (14,832)

   Impact of net unrealized investment gains on Policyholders'
     account balances..............................................        --          --       (17,542)       6,140
                                                                     --------     -------      --------     --------
Balance, December 31, 2008                                           $(70,920)    $41,193      $(17,457)    $ 16,514
                                                                     ========     =======      ========     ========

                                                                     Accumulated
                                                                        other
                                                                    Comprehensive
                                                                    Income (Loss)
                                                                    Related to Net
                                                                      Unrealized
                                                                      Investment
                                                                    Gains (Losses)
                                                                    --------------

Balance, January 1, 2006                                               $    835

   Net investment (losses) on investments arising during the
     period........................................................      14,139

   Reclassification adjustment for gains included in net
     income........................................................      (9,342)

   Impact of net unrealized investment losses on deferred policy
     acquisition costs.............................................      (2,406)

   Impact of net unrealized investment gain on Policyholders'
     account balances..............................................         776
                                                                       --------
Balance, December 31, 2006                                             $  4,002

   Net investment gains on investments arising during the
     period........................................................      (2,581)

   Reclassification adjustment for gain included in net income.....         627

   Impact of net unrealized investment (losses) on deferred
     policy acquisition costs......................................       1,564

   Impact of net unrealized investment (losses) on Policyholders'
     account balances..............................................        (538)
                                                                       --------
Balance, December 31, 2007                                             $  3,074

   Net investment (losses) on investments arising during the
     period........................................................     (56,759)

   Reclassification adjustment for (losses) included in net
     income........................................................       6,873

   Impact of net unrealized investment gains (losses) on deferred policy acquisition costs......................................

   Impact of net unrealized investment gains on deferred policy
     acquisition costs.............................................      27,544

   Impact of net unrealized investment gains on Policyholders'
     account balances..............................................     (11,402)
                                                                       --------
Balance, December 31, 2008                                             $(30,670)
                                                                       ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents net unrealized gains/(losses) on investments by asset class at December 31,

                                                  2008     2007   2006
                                                --------  ------ ------
                                                    (in thousands)
        Fixed maturities....................... $(69,973) $4,588 $8,233
        Other long term investments............     (947)  1,239    599
                                                --------  ------ ------
        Unrealized gains/losses on investments. $(70,920) $5,827 $8,832
                                                ========  ====== ======

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2008 and 2007 respectively:

                                                             Less than twelve months Twelve months or more        Total
                                                             ----------------------- --------------------- -------------------
                                                              Fair      Unrealized    Fair     Unrealized   Fair    Unrealized
                                                              Value       Losses      Value      Losses     Value     Losses
                                                              --------  ----------   --------  ----------  -------- ----------
                                                                                   (in thousands)
Fixed maturities, available for sale: 2008

U.S. Treasury securities and obligations of U.S. government
  authorities and agencies.................................. $     --    $    --     $     --   $    --    $     --  $    --
Foreign government bonds....................................    1,846          7           --        --       1,846        7
Corporate securities........................................  267,313     30,123       52,180    19,223     319,493   49,346
Residential mortgage-backed securities......................    1,444        782          205       201       1,649      983
Commercial mortgage-backed securities.......................   72,251     12,083       14,071     3,027      86,322   15,110
Asset-backed securities.....................................   69,126     14,592        7,000     4,235      76,126   18,827
                                                              --------   -------     --------   -------    --------  -------
Total fixed maturities, available for sale.................. $411,980    $57,587     $ 73,456   $26,686    $485,436  $84,273
                                                              ========   =======     ========   =======    ========  =======
Equity Securities, available for sale: 2008................. $  2,688    $ 1,334           --        --    $  2,688  $ 1,334
                                                              ========   =======     ========   =======    ========  =======

Fixed maturities, available for sale: 2007

U.S. Treasury securities and obligations of U.S. government
  authorities and agencies.................................. $  6,289    $    --     $     --   $    --    $  6,289  $    --

Foreign government bonds....................................    9,529         --           --        --       9,529       --
Corporate securities........................................  386,167      2,868       72,279     2,955     458,446    5,823
Residential mortgage-backed securities......................  110,388         --        2,973        36     113,361       36
Commercial mortgage-backed securities.......................  172,559        164        5,176         3     177,735      167
Asset-backed securities.....................................   99,202      2,528       24,579     1,236     123,781    3,764
                                                              --------   -------     --------   -------    --------  -------
Total fixed maturities, available for sale.................. $784,134    $ 5,560     $105,007   $ 4,230    $889,141  $ 9,790
                                                              --------   -------     --------   -------    --------  -------
Equity Securities, available for sale: 2007................. $  4,143         --           --        --    $  4,413       --
                                                              ========   =======     ========   =======    ========  =======

As of December 31, 2008, unrealized gains (losses) on fixed maturities and equity securities was comprised of $85 million of gross unrealized losses and $14 million of gross unrealized gains. Gross unrealized losses includes $27 million of gross losses that have been in such a position for twelve months or greater. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

As of December 31, 2007, unrealized gains (losses) on fixed maturities and equity securities was comprised of $10 million of gross unrealized losses and $14 million of gross unrealized gains. Gross unrealized losses includes $4 million of gross losses that have been in such a position for twelve months or greater. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2008 and 2007, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $37 million and $40 million, respectively.

Fixed maturities of $0.4 and $0.3 million at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                           2008      2007      2006
                                                         --------  --------  --------
                                                                (in thousands)
Balance, beginning of year.............................. $273,144  $255,849  $225,572
Capitalization of commissions, sales and issue expenses.   49,675    50,565    42,918
Amortization............................................  (38,389)  (35,447)   (8,940)
Change in unrealized investment gains/(losses)..........   42,376     2,406    (3,701)
Cumulative effect of SOP 05-1...........................       --      (229)       --
                                                         ========  ========  ========
Balance, end of year.................................... $326,806  $273,144  $255,849
                                                         ========  ========  ========

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company, or "PARCC" discussed in Note 13 to the Financial Statements.

Ceded capitalization was $20 million, $20 million and $16 million in 2008, 2007 and 2006 respectively. Amortization relating to this treaty included in the above table amounted to $4 million in 2008, 2007 and 2006.

5. POLICYHOLDERS' LIABILITIES

Future policy benefits at December 31 are as follows:

                                                        2008     2007
                                                      -------- --------
                                                       (in thousands)
        Life insurance............................... $379,573 $302,205
        Individual and group annuities...............    5,249    5,068
        Policy claims and other contract liabilities.   73,307    5,364
                                                      -------- --------
        Total future policy benefits................. $458,129 $312,637
                                                      ======== ========

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

5. POLICYHOLDERS' LIABILITIES (continued)


Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 4.36% to 8.75%, with 7.5% of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 1.17% to 6.08%.

Policyholders' account balances at December 31 are as follows:

                                                     2008     2007
                                                   -------- --------
                                                    (in thousands)
            Interest-sensitive life contracts..... $585,726 $532,484
            Individual annuities..................  242,799  203,363
            Guaranteed interest accounts..........   33,962   31,705
            Dividend accumulations and other......   47,857   38,053
                                                   -------- --------
            Total policyholders' account balances. $910,344 $805,605
                                                   ======== ========

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive life contracts range from 4.00% to 6.60%. Interest crediting rates for individual annuities range from 1.50% to 7.33%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 6.25%. Interest crediting rates range from 1.00% to 6.23% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance with Prudential Insurance, Prudential Arizona Reinsurance Captive Company "PARCC", Pruco Life, and Pruco Reinsurance, Ltd. "Pruco Re", in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration contracts are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13 of the Financial Statements.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance "COLI" policies with Pruco Life.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE (continued)

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                                     2008       2007       2006
                                                  ---------  ---------  ---------
                                                           (in thousands)
Gross premiums and policy charges and fee income. $ 256,765  $ 232,073  $ 184,637
Reinsurance ceded................................  (166,150)  (142,780)  (116,040)
                                                  ---------  ---------  ---------
Net premiums and policy charges and fee income... $  90,615  $  89,293  $  68,597
                                                  =========  =========  =========

Policyholders' benefits ceded.................... $  85,156  $  47,468  $  51,306
                                                  =========  =========  =========
Realized capital gains (losses) ceded, net....... $  48,774  $   1,944  $     632
                                                  =========  =========  =========

Realized capital gains ceded include the reinsurance of the Company's derivatives under SFAS No. 133. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains". The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Statements of Financial Position, at December 31, 2008 and 2007 were $301 million and $187 million, respectively.

The gross and net amounts of life insurance in-force at December 31, were as follows:

                                       2008          2007          2006
                                   ------------  ------------  ------------
                                                (in thousands)
    Gross life insurance in-force. $ 89,008,979  $ 78,616,940  $ 63,399,375
    Reinsurance ceded.............  (80,943,597)  (69,518,388)  (56,034,023)
                                   ------------  ------------  ------------
    Net life insurance in-force... $  8,065,382  $  9,098,552  $  7,365,352
                                   ============  ============  ============

7. INCOME TAXES

The components of income tax expense (benefits) for the years ended December 31, are as follows:

                                                        2008      2007     2006
                                                      --------  -------  -------
                                                            (in thousands)
Current tax (benefit) expense:
   U.S............................................... $  1,033  $12,044  $  (596)
                                                      --------  -------  -------
   Total.............................................    1,033   12,044     (596)
                                                      --------  -------  -------

Deferred tax expense:
   U.S...............................................    3,085    3,502   12,073
                                                      --------  -------  -------
   Total.............................................    3,085    3,502   12,073
                                                      --------  -------  -------

Total income tax expense on income from operations... $  4,118  $15,546  $11,477
   Other comprehensive (loss) income.................  (18,213)    (457)   1,721
   Cumulative effect of changes in accounting policy.       --      135       --
                                                      --------  -------  -------
Total income tax expense............................. $ 14,095  $15,224  $13,198
                                                      ========  =======  =======

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES (continued)

The Company's income (loss) from continuing operations before income taxes includes income from domestic operations of $25.8 million, $55.7 million and $50.4 million, and no income from foreign operations for the years ended December 31, 2008, 2007 and 2006, respectively.

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

                                               2008     2007     2006
                                             -------  -------  -------
                                                   (in thousands)
        Expected federal income tax expense. $ 9,038  $19,512  $17,644
        Non taxable investment income.......  (4,573)  (3,625)  (6,206)
        Other...............................    (347)    (341)      39
                                             -------  -------  -------
        Total income tax expense............ $ 4,118  $15,546  $11,477
                                             =======  =======  =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                     2008    2007
                                                    ------- -------
                                                    (in thousands)
            Deferred tax assets
               Net unrealized losses on securities. $24,835 $    --
               Other...............................   1,617   2,438
                                                    ------- -------
               Deferred tax assets.................  26,452   2,438
                                                    ------- -------

            Deferred tax liabilities
               Deferred acquisition costs..........  80,769  67,222
               Investments.........................   6,255   2,039
               Insurance reserves..................     650   8,679
               Other...............................     487   1,336
                                                    ------- -------
               Deferred tax liabilities............  88,161  79,276
                                                    ------- -------

            Net deferred tax liability............. $61,709 $76,838
                                                    ======= =======

As of December 31, 2008, the Company had no ordinary or capital losses or tax credits that are available to reduce taxes in future years.

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2008, 2007 and 2006.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in an increase to the Company's income tax liability and a decrease to retained earnings of $0.2 million as of January 1, 2007.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES (continued)

The Company's unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2008 are as follows:

                                                                                                           Unrecognized
                                                                                             Unrecognized  tax benefits
                                                                                             tax benefits    2002 and
                                                                                             prior to 2002   forward
                                                                                             ------------- ------------
                                                                                                         (in thousands)
Amounts as of January 1, 2007                                                                   $3,596        $1,680

Increases in unrecognized tax benefits taken in a prior period..............................        --            --
(Decreases) in unrecognized tax benefits taken in a prior period............................        --         (210 )

Amount as of December 31, 2007                                                                  $3,596        $1,470

Increases in unrecognized tax benefits taken in a prior period..............................        --            47
(Decreases) in unrecognized tax benefits taken in a prior period............................        --            --

Amount as of December 31, 2008                                                                  $3,596        $1,517

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as
  of December 31, 2007......................................................................    $3,596        $   --

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as
  of December 31, 2008......................................................................    $3,596        $   --
                                                                                                ======        ======

                                                                                                Total
                                                                                             unrecognized
                                                                                             tax benefits
                                                                                              all years
                                                                                             ------------

Amounts as of January 1, 2007                                                                   $5,276

Increases in unrecognized tax benefits taken in a prior period..............................        --
(Decreases) in unrecognized tax benefits taken in a prior period............................     (210 )

Amount as of December 31, 2007                                                                  $5,066

Increases in unrecognized tax benefits taken in a prior period..............................        47
(Decreases) in unrecognized tax benefits taken in a prior period............................        --

Amount as of December 31, 2008                                                                  $5,113

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as
  of December 31, 2007......................................................................    $3,596

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as
  of December 31, 2008......................................................................    $3,596
                                                                                                ======

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. The Company recognized $0.1 and $0.1 million in the statement of operations during 2008 and 2007, respectively and recognized $0.7 and $0.6 million in liabilities in the statement of financial position in 2008 and 2007 respectively, for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service, or IRS, or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 and 2003 tax years is set to expire in 2009. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months. Taxable years 2004 through 2008 are still open for IRS examination.

On January 26, 2006, the IRS officially closed the audit of the Company's federal income tax returns for the 1997 to 2001 periods. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In August 2007, the IRS issued Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the dividend received deduction, or DRD, related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54 and informs taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES (continued)

and annuity contracts. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations or legislation, could increase actual tax expense and reduce the Company's net income. These activities had no impact on the Company's 2007 or 2008 results.

In December 2006, the IRS completed all fieldwork with regards to its examination of the federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. Within the table above, reconciling the Company's effective tax rate to the expected amount determined using the federal statutory rate of 35%, the DRD was the primary component of the non-taxable investment income in recent years. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 years, the Company has agreed to such adjustment. Nevertheless, the Company believes that its return position is technically correct. Therefore, the Company intends to file a protective refund claim to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. The report, with the adjustment, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received. The statute of limitations for these years will close on December 31, 2009. These activities had no impact on the Company's 2007 or 2008 results.

In January 2007, the IRS began an examination of the U.S. federal income tax years 2004 through 2006. For the U.S. federal income tax years 2007 and 2008, the Company participated in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during the 2007 and 2008 tax years in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management's expectation this program will shorten the time period between the Company's filing of its federal income tax return and the IRS's completion of its examination of the return.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2008 and 2007 there were no gains or losses on transfers of assets from the general account to a separate account.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2008 and 2007, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                                          December 31, 2008
                                                                   -------------------------------
                                                                   In the Event At Annuitization /
                                                                     of Death    Accumulation (1)
                                                                   ------------ ------------------
                                                                           (in thousands)
Variable Annuity Contracts
   Return of net deposits.........................................
   Account value..................................................  $ 465,715              N/A
   Net amount at risk.............................................  $  77,184              N/A

   Average attained age of contractholders........................   61 years              N/A

   Minimum return or contract value...............................
   Account value..................................................  $ 540,891      $   441,182
   Net amount at risk.............................................  $ 185,144      $    95,346
   Average attained age of contractholders........................   65 years         61 years
   Average period remaining until earliest expected annuitization.        N/A       3.57 years

                                                                          December 31, 2007
                                                                   -------------------------------
                                                                   In the Event At Annuitization /
                                                                     of Death    Accumulation (1)
                                                                   ------------ ------------------
                                                                           (in thousands)
Variable Annuity Contracts
   Return of net deposits.........................................
   Account value..................................................  $ 487,411              N/A
   Net amount at risk.............................................  $     226              N/A

   Average attained age of contractholders........................   61 years              N/A

   Minimum return or contract value...............................
   Account value..................................................  $ 759,163       $  424,432
   Net amount at risk.............................................  $  14,201       $    1,848
   Average attained age of contractholders........................   64 years         60 years
   Average period remaining until earliest expected annuitization.        N/A        5.5 years

--------
(1)Includes income and withdrawal benefits as described herein

                                 Unadjusted Value Adjusted Value Unadjusted Value Adjusted Value
                                 ---------------- -------------- ---------------- --------------
Market value adjusted annuities
Account value...................     $18,739         $18,814         $21,878         $21,751

                                                                     December 31, December 31,
                                                                         2008         2007
                                                                     ------------ ------------
                                                                       In the Event of Death
                                                                     -------------------------
                                                                          (in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts

   No Lapse Guarantees..............................................
   Separate account value...........................................  $  370,966   $  500,409
   General account value............................................  $  149,154   $  128,861
Net amount at risk..................................................  $6,199,374   $6,203,427

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                     December 31, December 31,
                                         2008         2007
                                     ------------ ------------
                                          (in thousands)
                 Equity funds.......   $366,501    $  628,868
                 Bond funds.........     96,548        63,058
                 Balanced funds.....    275,881       330,787
                 Money market funds.     31,887        23,316
                 Specialty funds....      3,116         6,228
                                       --------    ----------
                    Total...........   $773,933    $1,052,257
                                       ========    ==========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


In addition to the above mentioned amounts invested in separate account investment options, $232.7 million and $194.3 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2008 and 2007 respectively.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB") and guaranteed minimum accumulation benefits ("GMAB") are considered to be bifurcated embedded derivatives under SFAS No. 133. Changes in the fair value of these derivatives, along with any fees received or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." The liabilities for GMAB and GMIWB are included in "Future policy benefits."

                                                    GMDB                GMIB   GMIWB-GMAB  Total
                                      -------------------------------- ------  ---------- -------
                                               Variable Life, Variable
                                      Variable    Universal Life, &
                                      Annuity      Universal Life           Variable Annuity
                                      -------- ----------------------- --------------------------
                                                                 (in thousands)
Balance as of January 1, 2006........  $1,005          $ 1,344         $  315   $    --   $ 2,664
   Incurred guarantee benefits /(1)/.     360          $ 2,147            249      (130)    2,626
   Paid guarantee benefits...........    (317)              --             --        --      (317)
                                       ------          -------         ------   -------   -------
Balance as of December 31, 2006......  $1,048          $ 3,491         $  564   $  (130)  $ 4,973
   Incurred guarantee benefits /(1)/.      49            3,108           (148)    3,217     6,226
   Paid guarantee benefits...........    (251)              --             --        --      (251)
                                       ------          -------         ------   -------   -------
Balance as of December 31, 2007......  $  846          $ 6,599         $  416   $ 3,087   $10,948
   Incurred guarantee benefits /(1)/.   5,636            4,677          1,386    60,816    72,515
   Paid guarantee benefits...........    (889)              --             --        --      (889)
                                       ------          -------         ------   -------   -------

Balance as of December 31, 2008......  $5,593          $11,276         $1,802   $63,903   $82,574
                                       ======          =======         ======   =======   =======

--------
(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The Company's GMAB feature (HD GRO) includes an automatic investment rebalancing element that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributed to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder with two optional methods to receive guaranteed minimum payments over time-- a "withdrawal" option (available on only one of registrant's GMIWB features) and an "income" option (available under each of registrant's GMIWB features). The withdrawal option guarantees that, upon the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

election of such benefit, a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative premiums when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contractholder can withdraw a specified percentage of the "protected value" each year for the annuitant's life (or joint lives, in the case of the spousal version of the benefit). The Company has several variations of this GMIWB that vary, among other things, with regard to how the protected value is calculated and how the customer may make withdrawals.

As part of risk management strategy in addition to reinsurance, Pruco Re.
hedges or limits exposure to these risks through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfers to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements we utilize for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into three broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only capital markets hedging , such as for certain legacy GMIWB and GMAB riders; and (3) those with risks we have deemed suitable to retain, such as for GMDB and GMIB riders. Riders in category 1 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic investment rebalancing element.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the annuity using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                           2008     2007     2006
                                         -------  -------  -------
                                               (in thousands)
             Balance, beginning of year. $21,957  $19,013  $13,616
             Capitalization.............   6,959    5,869    6,382
             Amortization...............    (901)  (2,925)    (985)
                                         -------  -------  -------
             Balance, end of year.......  28,015  $21,957  $19,013
                                         =======  =======  =======

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net (loss) to income of the Company amounted to $(22) million, $(8) million, and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory surplus of the Company amounted to $112 million and $130 million at December 31, 2008 and 2007, respectively.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). Based on these limitations, there is no capacity to pay a dividend in 2009 without approval. There have been no dividend payments to the Company's parent in 2008, 2007, or 2006.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities through the use of valuation methodologies using observable market inputs.

Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately use the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators.

The use of valuation methodologies using observable inputs for private fixed maturities are primarily determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value.

The majority of the Company's derivative positions are classified within Level 2 in the fair value hierarchy. Derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most derivatives, including interest rate swaps, cross-currency swaps, and single name credit default swaps are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, and nonperformance risk. Derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. Substantially all of the company's derivative contracts are transacted with an affiliate. In instances where the company transacts with unaffiliated counterparty's derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company uses the credit spread embedded in the LIBOR interest rate curve to reflect nonperformance risk when determining the fair value of derivative assets and liabilities. The Company believes this credit spread is an appropriate estimate of the nonperformance risk for derivative related assets and liabilities between highly rated institutions. Most derivative contracts have bid and ask prices that can be readily observed in the market place. The Company's policy is to use mid-market pricing in determining its best estimate of fair value.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Other long-term investments carried at fair value include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are considered investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities and equity securities), as well as wholly-owned real estate held within other investment funds.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities (including certain asset-backed securities), certain highly structured over-the-counter derivative contracts, certain commercial loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. In circumstances where vendor pricing is not available, internally developed valuations or non-binding broker quotes are used to determine fair value. Non-binding broker quotes are reviewed for reasonableness, based on the Company's understanding of the market. These estimates may use significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. Under certain conditions, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. In such cases, the valuations are generally classified as Level 3. As of December 31, 2008, such over-rides on a net basis were not material.

For certain private fixed maturities, including those that are distressed, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Certain public fixed maturities and private fixed maturities priced internally are based on observable and unobservable inputs. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, liquidity assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company's assumptions about the inputs market participants would use in pricing the asset.

The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using LIBOR interest rates, which are commonly viewed as being consistent with the Company's claims-paying ratings of AA quality. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models calculate a risk neutral valuation, generally using the same interest rate assumptions to both project and discount future rider fees and benefit payments, and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. Significant inputs to these models include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Level 3 includes derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives.

Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer's values.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

                                                         Level 1    Level 2  Level 3   Total
                                                        ---------- --------- ------- ---------
                                                                    (in thousands)
Fixed maturities, available for sale................... $       --   790,024  5,998    796,022
Equity securities, available for sale..................         --     2,688    121      2,809
Other long-term investments............................         --     3,069 (4,272)    (1,203)
Short-term investments.................................        137     8,000     --      8,137
Cash and cash equivalents..............................         --    70,631     --     70,631
Other assets...........................................         --     3,226 58,880     62,106
                                                        ---------- --------- ------  ---------
       Sub-total excluding separate account assets.....        137   877,638 60,727    938,502

Separate account assets (1)............................  1,142,614 1,157,458  6,494  2,306,566
                                                        ---------- --------- ------  ---------

   Total assets........................................ $1,142,751 2,035,096 67,221  3,245,068
                                                        ========== ========= ======  =========

Future policy benefits.................................         --        -- 63,903     63,903
                                                        ---------- --------- ------  ---------

   Total liabilities................................... $       --        -- 63,903     63,903
                                                        ========== ========= ======  =========

--------
(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the three and nine months ending December 31, 2008, as well as the portion of gains or losses included in income for the three and nine months ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

                                                                          Twelve Months Ended December 31, 2008
                                                                       ------------------------------------------
                                                                          Fixed      Equity     Other
                                                                       Maturities, Securities, Trading    Other
                                                                        Available   Available  Account  Long-term
                                                                        For Sale    for Sale   Assets  Investments
                                                                       ----------- ----------- ------- -----------
                                                                                     (in thousands)
Fair value, beginning of period.......................................  $ 23,659     $ 2,271     $--     $  (279)
   Total gains or (losses) (realized/unrealized):.....................        --          --      --          --
       Included in earnings:..........................................        --          --      --          --
          Realized investment gains (losses), net.....................       (55)         --      --      (3,993)
          Asset administration fees and other income..................        --          --      --          --
          Interest credited to policyholder account...................        --          --      --          --
       Included in other comprehensive income (loss)..................    (3,365)       (422)     --          --
   Net investment income..............................................         9          --      --          --
   Purchases, sales, issuances, and settlements.......................     2,143          --      --          --
   Transfers into (out of) Level 3 (2)................................   (16,393)     (1,728)     --          --
                                                                        --------     -------     ---     -------
Fair value, end of period.............................................  $  5,998     $   121     $--     $(4,272)
                                                                        ========     =======     ===     =======

Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held by the Company at the end of the period:
       Included in earnings:..........................................
          Realized investment gains (losses), net.....................  $    (32)    $    --     $--     $(3,992)
          Asset administration fees and other income..................  $     --     $    --     $--     $    --
          Interest credited to policyholder account...................  $     --     $    --     $--     $    --
       Included in other comprehensive income (loss)..................  $ (1,591)    $  (327)    $--     $    --


                                                                                 Separate     Future
                                                                        Other     Account     Policy
                                                                        Assets  Assets /(1)/ Benefits
                                                                       -------  -----------  --------
                                                                               (in thousands)
Fair value, beginning of period....................................... $ 3,079     7,716     $ (3,087)
   Total gains or (losses) (realized/unrealized):.....................      --        --           --
       Included in earnings:..........................................      --        --           --
          Realized investment gains (losses), net.....................  48,957        --      (59,506)
          Asset administration fees and other income..................      --        --           --
          Interest credited to policyholder account...................      --    (1,222)          --
       Included in other comprehensive income.........................    (338)       --           --
   Net investment income..............................................      --        --           --
   Purchases, sales, issuances, and settlements.......................     758        --       (1,309)
   Transfers into (out of) Level 3 (2)................................   6,424        --           --
   Other..............................................................      --        --           --
                                                                       -------    ------     --------
Fair value, end of period............................................. $58,880     6,494     $(63,903)
                                                                       =======    ======     ========

Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held by the Company at the end of the period:
       Included in earnings:..........................................
          Realized investment gains (losses), net..................... $49,013        --     $(59,565)
          Asset administration fees and other income.................. $    --        --     $     --
          Interest credited to policyholder account................... $    --    (1,222)    $     --
       Included in other comprehensive income (loss).................. $  (338)       --     $     --

--------
(1)account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


   Transfers - Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $16.393 million during the twelve months ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments -

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Financial Statements for a discussion of derivative instruments.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage loans, are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances

Only the portion of policyholders' account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on LIBOR interest rates which are commonly viewed as being consistent with the Company's claims paying ratings. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the estimated to be amount payable to the customer as of the reporting date, which is generally the carrying value.

The following table discloses the carrying amounts and fair values of the Company's financial instruments at December 31:

                                         2008                2007
                                  ------------------- -------------------
                                  Carrying            Carrying
                                   Value   Fair Value  Value   Fair Value
                                  -------- ---------- -------- ----------
                                              (in thousands)
       Financial assets:

       Commercial mortgage loans. $147,395  $135,601  $101,583  $103,815

       Policy loans.............. $169,924  $222,880  $166,373  $187,181

       Financial liabilities:

       Investment contracts...... $ 72,555  $ 73,220  $ 63,721  $ 63,721

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees which are determined using valuation models. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted for in the same manner as the embedded derivative.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Credit Derivatives Written

The following tables set forth our exposure from credit derivatives where we have written credit protection excluding credit protection written on our own credit and embedded derivatives contained in European managed investments, by NAIC rating of the underlying credits as of the dates indicated.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

                                            December 31, 2008
                                            ----------------
                                            First to Default
                                                Basket             Total
    NAIC                                    ----------------  --------------
    Designation                                       Fair             Fair
    (1)          Rating Agency Equivalent   Notional  Value   Notional Value
    -----------  -------------------------- --------  -----   -------- -----
        1        Aaa, Aa, A................   $ 2     $ (.2)    $ 2    $ (.2)
        2        Baa.......................    19        (4)     19       (4)
                                              ---     -----     ---    -----
                 Subtotal Investment Grade.    21      (4.2)     21     (4.2)
        3        Ba........................    --        --      --       --
        4        B.........................    --        --      --       --
        5        C and lower...............    --        --      --       --
        6        In or near default........    --        --      --       --
                                              ---     -----     ---    -----
    Total..................................   $21     $(4.2)    $21    $(4.2)
                                              ===     =====     ===    =====

                                            December 31, 2007
                                            ----------------
                                            First to Default
                                                Basket             Total
    NAIC                                    ----------------  --------------
    Designation                                       Fair             Fair
    (1)          Rating Agency Equivalent   Notional  Value   Notional Value
    -----------  -------------------------- --------  -----   -------- -----
        1        Aaa, Aa, A................   $21     $ (.3)    $21    $ (.3)
        2        Baa.......................    --        --      --       --
                                              ---     -----     ---    -----
                 Subtotal Investment Grade.    21       (.3)     21      (.3)
        3        Ba........................    --        --      --       --
        4        B.........................    --        --      --       --
        5        C and lower...............    --        --      --       --
        6        In or near default........    --        --      --       --
                                              ---     -----     ---    -----
    Total..................................   $21     $ (.3)    $21    $ (.3)
                                              ===     =====     ===    =====

--------
(1)First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of our credit derivatives where we have written credit protection excluding credit protection written on our own credit and embedded derivatives contained in European managed investments, by industry category as of the dates indicated.

                                         December 31, 2008 December 31, 2007
                                         ----------------  ----------------
                                                   Fair               Fair
                                         Notional  Value   Notional   Value
         Industry                        --------  -----   --------   -----
                                                 (in millions)
         Corporate Securities:
            First to Default Baskets(1).    21      (4.2)     21       (.3)
                                           ---     -----     ---       ---
         Total Credit Derivatives.......   $21     $(4.2)    $21       (.3)
                                           ===     =====     ===       ===

--------
(1)Credit default baskets may include various industry categories.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $21 million at December 31, 2008. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders' Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $5 million and $8 million at December 31, 2008 and 2007, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Substantially all of the Company's over-the-counter derivative contracts are transacted with an affiliate. In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company's over-the-counter derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY

Commitments

The Company has made commitments to fund $2 million of commercial loans in 2008. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $3 million in 2008.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Proceedings

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Legal and regulatory actions may include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. The Company may also be subject to litigation arising out of its general business activities, such as investments and third party contracts. In certain of these matters, plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY (continued)

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.1 million for the twelve months ended December 31, 2008 and 2007, respectively. The expense charged to the Company for the deferred compensation program was $0.2 million and $0.5 million for the twelve months ended
December 31, 2008 and 2007, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Benefits are based on final average earning and length of service, while benefits for other employees are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plan for the Company's employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the plans was $0.5 million in 2008, and $0.5 million in 2007 and $0.4 million in 2006.

The Company's share of net expense for the pension plans was $1 million in 2008 and $1 million in 2007 and 2006.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). The Company also receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance, and one during the third quarter of 2007 to Prudential Financial, Inc. The cash surrender value included in separate accounts was $564 million and $606 million at December 31, 2008 and December 31, 2007, respectively. Fees related to the COLI policies were $19 million, $17 million and $5 million for the years ending December 31, 2008, 2007 and 2006, respectively.

Reinsurance with Affiliates

Pruco Life

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. Reinsurance recoverables related to this agreement were $2 million as of December 31, 2008. Fees ceded to Pruco Life were $3 million for December 2008. Benefits ceded were $3 million for December 31, 2008. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Prudential Arizona Reinsurance Capitive Company (PARCC)

The Company reinsures 90% of the risks under its term life insurance policies through an automatic and facultative coinsurance agreement with PARCC. Reinsurance recoverables related to this agreement were $239 million and $177 million as of December 31, 2008 and 2007, respectively. Premiums ceded to PARCC in 2008, 2007, and 2006 were $127 million, $108 million and $86 million, respectively. Benefits ceded in 2008, 2007 and 2006 were $53 million, $24 million, and $23 million respectively. Reinsurance expense allowances, net of capitalization and amortization for 2008, 2007 and 2006 were $26 million, $22 million and $20 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks, not otherwise reinsured. The reinsurance recoverable related to this agreement was $5 million and $5 million as of December 31, 2008 and December 2007 respectively. Premiums and fees ceded to Prudential Insurance in 2008, 2007 and 2006 were $35 million, $33 million and $30 million, respectively. Benefits ceded in 2008, 2007 and 2006 were $28 million, $23 million, and $28 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Pruco Re.

During 2005 and 2006, the Company entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies for annuities. Effective October 3, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements as of December 31, 2008, were $47 million.

Effective May 1, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit feature sold on its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements as of December 31, 2008, were $6 million. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Debt Agreements

The Company and its parent, Pruco Life have an agreement with Pru Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $100 million. The Company's short-term borrowings from an affiliate used to provide short -term working capital decreased. There was $100 thousand of debt outstanding to Prudential Funding, LLC as of December 31, 2008 as compared to $56 million at December 31, 2007. Interest expense related to this agreement was $0.5 million in 2008 and in 2007. The related interest was charged at a variable rate ranging from .31% to 4.31% for 2008 and 4.26% to 5.86% in 2007.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2008 and 2007 are summarized in the table below:

                                                Three months ended (in thousands)
                                            ----------------------------------------
                                            March 31 June 30 September 30 December 31
                                            -------- ------- ------------ -----------
2008
Total revenues............................. $37,428  $38,256   $38,938      $29,588
Total benefits and expenses................  26,981   26,170    27,132       38,104
Income from operations before income taxes.  10,447   12,086    11,806       (8,516)
Net income.................................   7,535    9,236     9,828       (4,894)
                                            =======  =======   =======      =======

2007
Total revenues............................. $38,111  $40,702   $46,473      $39,682
Total benefits and expenses................  25,023   26,204    28,970       29,022
Income from operations before income taxes.  13,088   14,498    17,503       10,660
Net income.................................   9,766    9,985    12,408        8,044
                                            =======  =======   =======      =======

Financial Statements

Pruco Life Insurance Company of New Jersey

Unaudited Interim Statements of Financial Position
As of September 30, 2009 and December 31, 2008 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                    September 30,  December 31,
                                                                        2009          2008
                                                                   -------------- --------------
ASSETS
Fixed maturities available for sale,..............................
   at fair value (amortized cost, 2009: $908,263; 2008: $865,995).   $   933,434    $    796,022
Equity securities available for sale,.............................
   at fair value (cost, 2009: $4,143; 2008: $4,143)...............         3,672           2,809
Policy loans......................................................       169,170         169,924
Short term investments............................................        26,358           8,137
Commercial mortgage loans.........................................       168,779         147,395
Other long term investments.......................................         9,221           7,797
                                                                   -------------  --------------
   Total investments..............................................     1,310,634       1,132,084
Cash and cash equivalents.........................................        93,744          69,811
Deferred policy acquisition costs.................................       296,654         326,806
Accrued investment income.........................................        14,286          15,025
Reinsurance recoverables..........................................       323,975         301,336
Receivables from parent and affiliates............................        59,752          50,377
Deferred sales inducements........................................        27,453          28,014
Other assets......................................................        34,144           4,226
Separate account assets...........................................     2,954,815       2,306,566
                                                                   -------------  --------------
TOTAL ASSETS......................................................   $ 5,115,457    $  4,234,245
                                                                   =============  ==============

LIABILITIES AND EQUITY
Liabilities
Policyholders' account balances...................................     1,003,453         910,344
Future policy benefits and other policyholder liabilities.........       470,310         458,129
Cash collateral for loaned securities.............................         9,116          16,131
Securities sold under agreements to repurchase....................         2,985          22,496
Income taxes payable..............................................        97,542          66,793
Short term debt to affiliates.....................................             -             100
Payable to parent and affiliates..................................        23,549           9,822
Other liabilities.................................................        56,616          29,546
Separate account liabilities......................................     2,954,815       2,306,566
                                                                   -------------  --------------
Total liabilities.................................................   $ 4,618,386    $  3,819,927
                                                                   -------------  --------------

Commitments and Contingent Liabilities (See Note 6)

Equity
Common stock, $5 par value........................................
    400,000 shares, authorized;...................................
    issued and outstanding;.......................................         2,000           2,000
Additional Paid-in capital........................................       168,998         168,998
Retained earnings.................................................       316,698         273,964
Accumulated other comprehensive income (loss).....................         9,375        (30,644)
                                                                   -------------  --------------
Total equity......................................................       497,071         414,318
                                                                   -------------  --------------
TOTAL LIABILITIES AND EQUITY......................................   $ 5,115,457    $  4,234,245
                                                                   =============  ==============

              See Notes to Unaudited Interim Financial Statements

Pruco Life Insurance Company of New Jersey

Unaudited Interim Statements of Operations and Comprehensive Income (Loss)
Three and Nine Months Ended September 30, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                                   Three months ended           Nine months ended
                                                                                    September 30,              September 30,

                                                                               -----------------------      --------------------
                                                                                  2009           2008         2009         2008
                                                                               -----------     --------     --------     --------
REVENUES

Premiums......................................................................   $   3,881 $      2,646 $     11,517 $     10,259
Policy charges and fee income.................................................      15,034       19,615       44,685       55,818
Net investment income.........................................................      17,655       16,470       52,626       50,774
Asset administration fees.....................................................       1,931        2,233        4,887        5,820
Other income..................................................................       1,258        1,316        3,562        3,823
Realized investment gains/(losses), net;......................................

 Other-than-temporary impairments on fixed maturity securities................        (36)        (418)     (13,965)      (7,286)
 Other-than-temporary impairments on fixed maturity securities transferred to
 Other Comprehensive Income...................................................     (1,354)            -        8,670            -
 Other realized investment gains (losses), net................................       3,373      (2,924)       10,453      (4,586)
                                                                               -----------     --------     --------     --------
  Total realized investment gains (losses), net...............................       1,983      (3,342)        5,158     (11,872)
                                                                               -----------------------      --------     --------
Total revenues................................................................      41,742 $     38,938 $    122,435 $    114,622
                                                                               -----------     --------     --------     --------

BENEFITS AND EXPENSES

Policyholders' benefits.......................................................       3,880        8,166       17,535       18,715
Interest credited to policyholders' account balances..........................       8,702        7,963       29,820       22,963
Amortization of deferred policy acquisition costs.............................     (5,986)        5,278       15,827       22,597
General, administrative and other expenses....................................       5,166        5,725       13,360       16,008
                                                                               -----------     --------     --------     --------

Total benefits and expenses...................................................      11,762       27,132       76,542       80,283
                                                                               -----------     --------     --------     --------

Income from operations before income taxes....................................      29,980       11,806       45,893       34,339

Income tax expense............................................................       3,226        1,978        6,891        7,740
                                                                               -----------     --------     --------     --------

NET INCOME....................................................................      26,754        9,828       39,002       26,599
                                                                               -----------     --------     --------     --------

Change in net unrealized investment gains (losses) and changes in foreign
currency transaction, net of taxes (1)........................................      21,401     (10,751)       40,018     (18,871)
                                                                               -----------     --------     --------     --------

COMPREHENSIVE INCOME (Loss)...................................................   $  48,155 $      (923) $     79,020 $      7,728
                                                                               ===========     ========     ========     ========

   (1) Amounts are net of tax expense of $12 million and $6 million for the three months ended September 30, 2009 and 2008, respectively. Amounts are net of tax expense of $22 and $10 million for the nine months ended September 30, 2009 and 2008, respectively.

              See Notes to Unaudited Interim Financial Statements

Pruco Life Insurance Company of New Jersey

Unaudited Interim Statement of Equity
Nine Months Ended September 30, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                          Accumulated Other Comprehensive Income Gain (Loss)
                                                          --------------------------------------------------

                                                            Foreign           Net              Total
                                     Additional             Currency      Unrealized      Accumulated Other
                            Common    Paid-in    Retained Translation     Investment       Comprehensive      Total
                            Stock     Capital   Earnings   Adjustments    Gains (Loss)     Income (Loss)       Equity
                           -------- ----------- --------- ------------   -------------   ------------------  --------
Balance, December 31,
 2008.....................   $2,000   $168,998   $273,964     $ 26         ($30,670)         ($30,644)       $414,318

Net Income................        -          -     39,002                                                      39,002

Change in foreign
currency translation
adjustments, net of
taxes.....................        -          -                  58                                  58             58

Impact of adoption of new
guidance for other-than-
temporary impairments of
debt securities, net of
taxes.....................        -          -      3,732                    (3,732)           (3,732)              -

Change in net unrealized
investment gains, net of
taxes.....................        -          -                                43,693            43,693         43,693
                           --------  ---------  ---------     ----         ---------         ---------       --------

Balance, September 30,
2009......................  $ 2,000   $168,998   $316,698     $ 84           $ 9,291            $9,375       $497,071
                           ========  =========  =========     ====         =========         =========       ========

                                                          Accumulated Other Comprehensive Income (Loss)
                                                          --------------------------------------------------

                                                            Foreign           Net              Total
                                     Additional             Currency      Unrealized      Accumulated Other
                            Common    Paid-in    Retained Translation     Investment       Comprehensive      Total
                            Stock     Capital   Earnings   Adjustments    Gains (Loss)     Income (Loss)       Equity
                           -------- ----------- --------- ------------   -------------   ------------------  --------
Balance, December 31,
 2007.....................   $2,000   $168,998   $252,259     $108            $3,074            $3,182       $426,439

Net income................        -          -     26,599        -                 -                 -         26,599
Change in foreign
currency translation
adjustments, net of
taxes.....................        -          -          -     (69)                 -              (69)           (69)
Change in net unrealized
 investment (losses), net
 of taxes.................        -          -          -        -          (18,802)          (18,802)       (18,802)
                           --------  ---------  ---------     ----         ---------         ---------       --------

Balance, September 30,
 2008.....................   $2,000   $168,998   $278,858      $39         ($15,728)         ($15,689)       $434,167
                           ========  =========  =========     ====         =========         =========       ========

              See Notes to Unaudited Interim Financial Statements

Pruco Life Insurance Company of New Jersey

Unaudited Interim Statements of Cash Flows
Nine Months Ended September 30, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                                                   Nine months ended, September 30
                                                                                                   -------------------------------
                                                                                                       2009            2008
                                                                                                    ------------    ------------
CASH FLOWS (USED IN) FROM OPERATING ACTIVITIES:

Net income........................................................................................   $   39,002      $   26,599
Adjustments to reconcile net income to net cash (used in) from operating activities:..............
    Policy charges and fee income.................................................................     (12,939)        (10,138)
    Interest credited to policyholders' account balances..........................................       29,820          22,963
    Realized investment (gains) losses, net.......................................................      (5,158)          11,872
    Amortization and other non-cash items.........................................................        (511)           (776)
    Change in:....................................................................................
     Future policy benefits and other insurance liabilities.......................................       23,687          70,446
     Reinsurance recoverable......................................................................     (22,639)        (61,936)
     Accrued investment income....................................................................          739            (95)
     Receivable from parent and affiliates........................................................     (10,731)         (2,246)
     Payable to parent and affiliates.............................................................       13,727         (1,037)
     Deferred policy acquisition costs............................................................     (25,101)        (15,717)
     Income taxes payable.........................................................................        7,191         (6,061)
     Deferred sales inducements...................................................................      (6,517)         (6,145)
     Other, net...................................................................................      (5,974)         (5,529)
                                                                                                    ------------    ------------
Cash Flows (Used In) From Operating Activities....................................................       24,596          22,200
                                                                                                    ------------    ------------

CASH FLOWS (USED IN) INVESTING ACTIVITIES:
  Proceeds from the sale/maturity/prepayment of:..................................................
    Fixed maturities, available for sale..........................................................      184,655         215,427
    Policy loans..................................................................................       15,532          13,577
    Commercial mortgage loans.....................................................................        9,636           2,048
    Equity securities, available for sale.........................................................            -               -
  Payments for the purchase of:...................................................................
    Fixed maturities, available for sale..........................................................    (228,642)       (188,523)
    Policy loans..................................................................................      (9,359)        (11,290)
    Commercial mortgage loans.....................................................................     (31,606)        (43,568)
    Equity securities, available for sale.........................................................            -               -
  Notes receivable from parent and affiliates, net................................................      (2,043)         (1,605)
  Other long-term investments, net................................................................          920         (2,143)
  Short-term investments, net.....................................................................     (18,214)         (2,797)
                                                                                                    ------------    ------------
Cash Flows (Used In) Investing Activities.........................................................     (79,121)        (18,874)
                                                                                                    ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Policyholders' account deposits...............................................................      134,231         129,848
    Policyholders' account withdrawals............................................................     (28,535)        (73,315)
    Net change in securities sold under agreement to repurchase and cash collateral for loaned
     securities...................................................................................     (26,526)          13,820
    Net change in financing arrangements (maturities 90 days or less).............................        (712)        (33,071)
                                                                                                    ------------    ------------
Cash Flows From Financing Activities..............................................................       78,458          37,282
                                                                                                    ------------    ------------

    Net increase (decrease) in cash and cash equivalents..........................................       23,933          40,608
    Cash and cash equivalents, beginning of year..................................................       69,811          33,185
                                                                                                    ------------    ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD..........................................................   $   93,744      $   73,793
                                                                                                    ============    ============

  SUPPLEMENTAL CASH FLOW INFORMATION..............................................................
  Income taxes paid (received)....................................................................   $    (300)      $   13,800
                                                                                                    ------------    ------------
  Interest paid...................................................................................   $        7      $      556
                                                                                                    ------------    ------------

              See Notes to Unaudited Interim Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the "Company," is a wholly owned subsidiary of the Pruco Life Insurance Company, or "Pruco Life," which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance." Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial."

Basis of Presentation

The unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States, or "U.S. GAAP," on a basis consistent with reporting interim financial information in accordance with instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission ("SEC'). The Company has evaluated subsequent events through November 13, 2009, the date these financial statements were issued as part of this Quarterly Report on Form 10-Q. These interim financial statements are unaudited but reflect all adjustments that, in the opinion of management, are necessary to provide a fair statement of the consolidated results of operations and financial condition of the Company for the interim periods presented. All such adjustments are of a normal recurring nature. The results of operations for any interim period are not necessarily indicative of results for a full year.

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. These unaudited financial statements should be read in conjunction with the financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation. The Unaudited Interim Statement of Cash Flows for 2008 has been revised to reflect cash activities related to certain policyholders' account deposits and withdrawals as gross and net according to the Company's policy.

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments in Debt and Equity Securities

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. See Note 4 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments as well as the impact of the Company's adoption of new authoritative guidance for the recognition and presentation of other-than-temporary impairments." Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)."

Equity securities, available for sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)". The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


2. ACCOUNTING POLICIES AND ACCOUNTING PRONOUNCEMENTS (continued)


Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than temporary impairments recognized in earnings.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board ("FASB") revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. This guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its' fair value to its amortized cost basis. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recorded.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)." Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of "Accumulated other comprehensive income
(loss)." Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


2. ACCOUNTING POLICIES AND ACCOUNTING PRONOUNCEMENTS (continued)


Derivative Financial Instruments Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the value of securities or commodities. Derivative financial instruments generally used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within "Other long-term investments," in the Statement of Financial Position, except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed. As discussed in detail below and in Note 5, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in "Realized investment gains (losses), net." When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


2. ACCOUNTING POLICIES AND ACCOUNTING PRONOUNCEMENTS (continued)

remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Other trading account assets," at fair value. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

Income Taxes

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 and 2005 tax years is set to expire in June 2010. Tax years 2006 through 2008 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, the third quarter of 2009 benefited from a reduction to the liability for unrecognized tax benefits and interest of $2 million related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2003 tax year. The second quarter of 2009 benefited from a reduction to the liability for unrecognized tax benefits and interest of $1 million related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 tax year.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2008 and current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54 and informs taxpayers that the U.S. Treasury Department and the IRS have indicated that they intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On May 11, 2009, the Obama Administration released the "General Explanations of the Administration's Revenue Proposals." Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2008 or 2009 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company has agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received in February 2009. The Company believes that its return position with respect to the calculation of the DRD is technically correct. Therefore, the Company filed a protective refund claim on October 1, 2009 to recover the taxes associated with the agreed upon adjustment and intends to pursue such other actions as appropriate. These activities had no impact on the Company's 2008 or 2009 results.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


2. ACCOUNTING POLICIES AND ACCOUNTING PRONOUNCEMENTS (continued)


In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007, 2008 and 2009, the Company participated in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

Accounting Pronouncements Adopted

In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB's Accounting Standards Codification TM as the source of authoritative U.S. GAAP to be applied by nongovernmental entities. The Codification is not intended to change U.S. GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective for the interim reporting period ending September 30, 2009 impacts the way the Company references U.S. GAAP accounting standards in the financial statements.

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable generally accepted accounting principles, including disclosure of the date through which subsequent events have been evaluated. This guidance is effective for interim or annual periods ending after June 15, 2009. The Company's adoption of this guidance effective with the interim period ending June 30, 2009 did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 1.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This guidance also amends the disclosure requirements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009. The required disclosures are provided in Note 4.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $3.7 million. The disclosures required by this new guidance are provided in Note 3.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and
(2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company's early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in
Note 4.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosures are provided in Note 5.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company's adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


2. ACCOUNTING POLICIES AND ACCOUNTING PRONOUNCEMENTS (continued)


In February 2008, the FASB issued guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations.

Recent Accounting Pronouncements

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value ("NAV") as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. It is effective for the first annual or interim reporting period ending after December 15, 2009, with early application permitted. The Company will adopt this guidance effective
December 31, 2009. The Company is currently assessing the impact of this guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance includes techniques for measuring fair value when a quoted price in an active market for the identical liability is not available and clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of its fair value. This guidance is effective for the first reporting period (including interim periods) beginning after issuance. The Company will adopt this guidance effective with the annual reporting period ended December 31, 2009. The Company is currently assessing the impact of this guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity ("VIE"). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requiring enhanced disclosures, including the effects of a company's involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The Company will adopt this guidance effective
January 1, 2010. The Company is currently assessing the impact of this guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a qualifying special-purpose entity ("QSPE") from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines "participating interest" to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. Disclosure provisions will be applied to transfers that occurred both before and after January 1, 2010. The Company will adopt this guidance effective January 1, 2010. The Company is currently assessing the impact of this guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                         September 30, 2009
                                                                         --------------------------------------------------
                                                                                        Gross        Gross
                                                                           Amortized   Unrealized   Unrealized
                                                                            Cost        Gains        Losses      Fair Value
                                                                         ----------- ------------ ------------ ------------
                                                                                                         (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities
 and agencies...........................................................  $ 68,260     $ 1,853      $    53      $ 70,060
Foreign government bonds................................................    17,426       1,266            -        18,692
Corporate securities....................................................   541,672      25,905        5,307       562,270
Asset-backed securities(1)..............................................    71,641       1,453        7,919        65,175
Commercial mortgage-backed securities...................................    94,139       2,416          837        95,718
Residential mortgage-backed securities (2)..............................   115,125       6,811          417       121,519
                                                                          --------     -------      -------      --------

Total fixed maturities, available for sale..............................  $908,263     $39,704      $14,533      $933,434
                                                                          ========     =======      =======      ========

Equity securities, available for sale                                     $  4,143     $   135      $   606      $  3,672
                                                                          ========     =======      =======      ========

  ------
(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

                                                                                          December 31, 2008
                                                                          --------------------------------------------------
                                                                                         Gross        Gross
                                                                            Amortized   Unrealized   Unrealized
                                                                             Cost        Gains        Losses      Fair Value
                                                                          ----------- ------------ ------------ ------------
                                                                                            (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies..............                         $ 30,556     $ 3,721      $     -      $ 34,277
Foreign government bonds..........................                            9,391         573            7         9,957
Corporate securities..............................                          498,380       3,203       49,346       452,237
Asset-backed securities...........................                          103,724       1,582       18,827        86,479
Commercial mortgage-backed securities.............                          104,156         157       15,110        89,203
Residential mortgage-backed securities............                          119,788       5,064          983       123,869
                                                                           --------     -------      -------      --------

Total fixed maturities, available for sale........                         $865,995     $14,300      $84,273      $796,022
                                                                           ========     =======      =======      ========

Equity securities, available for sale                                      $  4,143     $     -      $ 1,334      $  2,809
                                                                           ========     =======      =======      ========

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


The amortized cost and fair value of fixed maturities by contractual maturities at September 30, 2009, is as follows:

                                                  Available for Sale
                                         ------------------------------------
                                                                      Fair
                                            Amortized Cost            Value
                                            -----------          ---------------
                                                     (in thousands)
 Due in one year or less................ $        52,325         $            53,198
 Due after one year through five years..         271,568                     283,984
 Due after five years through ten years.         216,480                     225,422
 Due after ten years....................          86,985                      88,418
 Asset-backed securities................          71,641                      65,175
 Commercial mortgage-backed securities..          94,139                      95,718
 Residential mortgage-backed securities.         115,125                     121,519
                                         --------------------        ------------

   Total................................ $       908,263         $           933,434
                                         ===============         ===============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                   Three Months Ended      Nine Months Ended
                                                    September 30,            September 30,
                                                     2009     2008           2009     2008
                                                   ------------------      -----------------
                                                              (in thousands)
Fixed maturities, available for sale:

  Proceeds from sales............................. $ 33,215  $21,258       $ 47,251 $111,755

  Proceeds from maturities/repayments............. $ 95,540  $29,037       $162,795 $110,413

  Gross investment gains from sales, prepayments
 and maturities................................... $    584  $    78       $    683 $    783

  Gross investment losses from sales and
 maturities....................................... $  (129)  $  (99)       $(2,929) $(2,539)

Fixed maturity and equity security impairments:
  Net writedowns for other-than-temporary
impairment losses on fixed maturities recognized
in
  earnings (1)                                     $(1,390)  $ (418)       $(5,295) $(7,286)

  Write downs for other-than-temporary impairment
 losses on equity securities......................        -        -              -        -

1) Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


A portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). The net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the periods indicated.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI
                                                                                                                 (in thousands)
Balance, December 31, 2008......................................................................................     $    -
Credit losses remaining in retained earnings related to adoption of new accounting guidance on January 1, 2009..      2,361
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold
 during the period..............................................................................................      (330)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)........          -
Credit loss impairment recognized in the current period on securities not previously impaired...................      2,557
Additional credit loss impairments recognized in the current period on securities previously impaired...........      2,283
Increases due to passage of time on previously recorded credit losses...........................................        445
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be
 collected......................................................................................................         36
                                                                                                                     ------

Balance, September 30, 2009.....................................................................................     $7,352
                                                                                                                     ======

   (1)Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.


Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI
                                                                                                                 (in thousands)
Balance, June 30, 2009..........................................................................................     $5,862
Credit losses remaining in retained earnings related to adoption of new accounting guidance on January 1, 2009..          -
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold
 during the period..............................................................................................      (223)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)........          -
Credit loss impairment recognized in the current period on securities not previously impaired...................         84
Additional credit loss impairments recognized in the current period on securities previously impaired...........      1,307
Increases due to passage of time on previously recorded credit losses...........................................        324
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be
 collected......................................................................................................        (2)
                                                                                                                     ------

Balance, September 30, 2009.....................................................................................     $7,352
                                                                                                                     ======

   (1)Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Net Investment Income

Net investment income for the three months and nine months ended September 30, 2009 and 2008 was from the following sources:

                                                  Three Months Ended     Nine Months Ended
                                                     September 30,         September 30,

                                                   2009       2008        2009       2008
                                                               (in thousands)

Fixed maturities, available for sale........ $      13,311   $  12,257   $  39,990 $  38,691
Equity securities, available for sale.......            53          61         170       195
Commercial mortgage and other loans.........         2,666       2,242       7,175     6,021
Policy loans................................         2,317       2,299       6,868     6,852
Short-term investments and cash equivalents.            26         298         386     1,076

Other long-term investments.................          (46)         100           1       419
                                                 --------- ----------- ----------- ---------

Gross investment income.....................        18,327      17,257      54,590    53,254
Less investment expenses....................         (672)       (787)     (1,964)   (2,480)
                                                 --------- ----------- ----------- ---------

Net investment income....................... $      17,655   $  16,470   $  52,626 $  50,774
                                                 ========= =========== =========== =========

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the three months ended September 30, 2009 and 2008 were from the following sources:

                                             Three Months    Three Months       Nine Months       Nine Months
                                                 Ended           Ended             Ended             Ended
                                             September 30,   September 30,     September 30,     September 30,
                                             --------------  -------------------------------------------------
                                                 2009            2008              2009              2008
                                                                    (in thousands)
                                             --------------  --------------    --------------    -------------
Fixed maturities........................         (935)              (438)         (7,540)           (9,042)

Equity securities.......................             -                  -               -                 -
Commercial mortgage loans...............          (20)              (135)           (591)             (353)
Joint ventures and limited partnerships.         (113)                  -           (113)                 -
Derivatives.............................         3,051            (2,769)          13,402           (2,477)
Other...................................             -                  -               -                 -
                                                 -----       ------------         -------          --------
Realized investment gains (losses), net. $       1,983           $(3,342)  $        5,158    $     (11,872)
                                         ===============     ============      =============================

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available for sale" and certain other long-term investments and other assets are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)," or "AOCI." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

   Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                             Accumulated
                                                                                                                Other
                                                                                                            Comprehensive
                                                             Net                                            Income (Loss)
                                                         Unrealized    Deferred     Policy      Deferred    Related To Net
                                                            Gains       Policy      Holder     Income Tax     Unrealized
                                                         (Losses) On  Acquisition   Account    (Liability) Investment Gains
                                                         Investments     Costs      Balance      Benefit       (Losses)
                                                         ------------ ----------- ------------ ----------- ----------------
                                                                                       (in thousands)
Balance, December 31, 2008.............................. $          - $        -  $          - $        -      $      -
Cumulative impact of the adoption of new accounting
 guidance on January 1, 2009............................      (4,049)        290             -      1,316       (2,443)
Net investment gains (losses) on investments arising
 during the period......................................        6,048          -             -    (2,117)         3,932
Reclassification adjustment for OTTI losses included in
 net income (1).........................................        1,961          -             -      (686)         1,275
Reclassification adjustment for OTTI losses excluded
 from net income........................................     (10,359)          -             -      3,626       (6,733)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs......................            -      3,612             -    (1,264)         2,348
Impact of net unrealized investment (gains) losses on
 Policy Holder account balance..........................            -          -       (1,434)        502         (932)
                                                         ------------ ----------  ------------ ----------      --------

Balance, September 30, 2009............................. $    (6,399) $    3,902  $    (1,434) $    1,376      $(2,555)
                                                         ============ ==========  ============ ==========      ========

   -----
 (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


   All Other Net Unrealized Investment Gains and Losses


                                                                                                    Accumulated
                                                                                                       Other
                                                                                                   Comprehensive
                                                   Net                                             Income (Loss)
                                               Unrealized      Deferred     Policy      Deferred   Related To Net
                                             Gains (Losses)     Policy      Holder     Income Tax    Unrealized
                                                   On         Acquisition   Account    (Liability)   Investment
                                             Investments/(1)/    Costs      Balance      Benefit   Gains (Losses)
                                             ---------------  ----------- ------------ ----------- --------------
                                                                               (in thousands)
Balance, December 31, 2008..................    $(70,920)     $   41,193  $   (17,457)  $  16,514    $(30,670)
Cumulative impact of the adoption of new
 accounting guidance on January 1,
 2009.......................................      (2,016)             33             -        694      (1,289)
Net investment gains (losses) on
 investments arising during the period......       88,715              -             -   (31,050)       57,665
Reclassification adjustment for (gains)
 losses included in net income..............        5,580              -             -    (1,953)        3,627
Reclassification adjustment for OTTI
 losses excluded from net income (2)........       10,359              -             -    (3,626)        6,733
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition
 costs......................................            -       (60,617)             -     21,216     (39,401)
Impact of net unrealized investment (gains)
 losses on Policy Holder account
 balance....................................            -              -        23,355    (8,174)       15,181
                                                ---------     ----------  ------------  ---------    ---------

Balance, September 30, 2009.................    $  31,718     $ (19,391)  $      5,898  $ (6,379)    $  11,846
                                                =========     ==========  ============  =========    =========

  (1)Include cash flow hedges. See Note 5 for information on cash flow hedges.
  (2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

                                                                       September 30,     December 31,
                                                                          2009              2008
                                                                     ---------------   --------------
                                                                             ( in thousands)
Fixed maturity securities on which an OTTI loss has been recognized.  $    (6,399)      $        --

Fixed maturity securities, available for sale - all other...........  $     31,570      $  (69,973)
Equity securities, available for sale...............................         (471)                -
Derivatives designated as cash flow hedges/(1)/.....................         (528)                -
Other investments...................................................         1,147            (947)
                                                                     ----------------- ----------------
Net unrealized gain (losses) on investments.........................  $     25,319      $  (70,920)
                                                                      ============      ===========

  (1)See Note 5 for more information on cash flow hedges.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                                    September 30, 2009
                                                             -------------------------------------------------------------------

                                                             Less than twelve months Twelve months or more         Total
                                                             ----------------------- --------------------- ---------------------
                                                             Fair Value  Unrealized  Fair Value Unrealized Fair Value Unrealized
                                                                           Losses                 Losses                Losses
                                                              --------    -------     --------   -------    --------   -------
                                                                                      (in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies...................................  $  2,096    $    53     $      -   $     -    $  2,096   $    53
Obligations of U.S. states and their political subdivisions.         -          -
Foreign government bonds....................................         -          -            -         -           -         -
Corporate securities........................................       914        137       86,679     5,170      87,593     5,307

Commercial mortgage-backed securities.......................       789          -       27,602       837      28,391       837
Asset-backed securities.....................................     5,617      2,609       19,046     5,310      24,663     7,919
Residential mortgage-backed securities......................     1,761        417            -         -       1,761       417
                                                              --------    -------     --------   -------    --------   -------
  Total.....................................................  $ 11,177    $ 3,216     $133,327   $11,317    $144,504   $14,533
                                                              ========    =======     ========   =======    ========   =======

Equity Securities, available for sale                         $  1,309    $   386     $  1,780   $   220    $  3,089   $   606
                                                              ========    =======     ========   =======    ========   =======

                                                                                     December 31, 2008
                                                             -------------------------------------------------------------------
                                                               Less than twelve
                                                                    months           Twelve months or more         Total
                                                             ----------------------- --------------------- ---------------------
                                                             Fair Value  Unrealized  Fair Value Unrealized Fair Value Unrealized
                                                                           Losses                 Losses                Losses
                                                              --------    -------     --------   -------    --------   -------
                                                                                      (in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies...................................  $      -    $     -     $      -   $     -    $      -   $     -
Obligations of U.S. states and their political subdivisions.         -          -            -         -           -         -
Foreign government bonds....................................     1,846          7            -         -       1,846         7
Corporate securities........................................   267,313     30,123       52,180    19,223     319,493    49,346
Commercial mortgage-backed securities.......................    72,251     12,083       14,071     3,027      86,322    15,110

Asset-backed securities.....................................    69,126     14,593        7,000     4,235      76,125    18,827
Residential mortgage-backed securities......................     1,444        782          205       201       1,649       983
                                                              --------    -------     --------   -------    --------   -------
  Total.....................................................  $411,980    $57,588     $ 73,456   $26,686    $485,435   $84,273
                                                              --------    -------     --------   -------    --------   -------

Equity Securities, available for sale                         $  2,688    $ 1,334     $      -   $     -    $  2,688   $ 1,334
                                                              ========    =======     ========   =======    ========   =======

As of September 30, 2009 and December 31, 2008, gross unrealized losses on fixed maturities and equity securities were comprised of $15 million and $84 million of gross unrealized losses and $40 million and $14 million of gross unrealized gains. Gross unrealized losses includes $12 million of gross losses that have been in such a position for twelve months or greater. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at September 30, 2009 or December 31, 2008. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At September 30, 2009, the Company does not intend to sell the security and it is not likely that the Company will be required to sell the security before the anticipated recovery of its remaining amortized cost basis.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


4. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: (i) many transactions, (ii) current prices,
(iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain asset-backed securities collateralized by sub-prime mortgages as discussed below, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of September 30, 2009 and December 31, 2008 these over-rides on a net basis were not material.

Inactive Markets - During the second and third quarter of 2009, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles, which experienced an increase in the level of activity beginning in the second quarter of 2009. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of "worst case" cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with our own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved in the second and third quarter of 2009. Based on this information, the Company concluded as of June 30, 2009 and September 30, 2009 that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on little, if any, market activity, calling into question their representation of observable fair value. Furthermore, the Company's direct and indirect observations of the limited transactions that were occurring were dominated by forced liquidations or distressed sales and not executed in an orderly manner.

Based on this conclusion, in determining the fair value of certain asset-backed securities collateralized by sub-prime mortgages, the Company considered both third-party pricing information, and an internally developed price, based on a discounted cash flow model. The discount rate used in the model was based on observed spreads for other similarly structured credit markets which were active and dominated by observable orderly transactions. The Company also applied additional risk premiums to the discount rate to reflect the relative illiquidity and asset specific cash flow uncertainty associated with asset-backed securities collateralized by sub-prime mortgages. This combined security specific additional spread reflects the Company's judgment of what an investor would demand for taking on such risks in an orderly transaction under current market conditions, and is significantly higher than would be indicative of historical spread differences between structured credit asset classes when all asset classes had active markets dominated with orderly transactions. The Company believes these estimated spreads are reflective of current market conditions in the sub-prime mortgage market and these spread estimates are further supported by their relationship to recent observations of limited transactions in sub-prime

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

securities. Using this discount rate, valuations were developed based on the expected future cash flows of the assets. In determining how much weight to place on the third-party pricing information versus our discounted cash flow valuation, the Company considered the level of inactivity and impact of disorderly transactions. The Company weighted third-party pricing information as little as 30% where it had little observable market information, and as much as 90% where more observable information was available. As a result, the Company reported fair values for these sub-prime securities which were net $4 million higher than the estimated fair values received from independent third party pricing services or brokers. The adjusted fair value of these securities was $19 million, which was reflected within Level 3 in the fair value hierarchy as of September 30, 2009, based on the unobservable inputs used in the discounted cash flow model.

Assets and Liabilities by Hierarchy Level - The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of September 30, 2009.

                                                     Level 1       Level 2      Level 3       Total
                                                  ------------- ------------- ----------- --------------

                                                                      (in thousands)
Fixed maturities, available for sale:............
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies............. $          -- $      70,059 $        -- $       70,059
Foreign government bonds.........................            --        18,690          --         18,690
Corporate securities.............................            --       560,103       2,168        562,271
Asset-backed securities..........................            --        41,075      24,101         65,176
Commercial mortgage-backed securities............            --        95,718          --         95,718
Residential mortgage-backed securities...........            --       121,520          --        121,520
                                                  ------------- ------------- ----------- --------------
  Sub-total......................................            --       907,165      26,269        933,434

Equity securities, available for sale............            --         3,089         583          3,672
Other long-term investments......................            --           737       (321)            416
Short term investments...........................         6,370        19,988          --         26,358
Cash and cash equivalents........................            --        93,744          --         93,744
Other assets.....................................            --         3,496      20,610         24,106
                                                  ------------- ------------- ----------- --------------
  Sub-total excluding separate account assets....         6,370     1,028,219      47,141      1,081,730

Separate account assets (1)......................     1,628,472     1,321,207       5,136      2,954,815
                                                  ------------- ------------- ----------- --------------

 Total assets.................................... $   1,634,842 $   2,349,426 $    52,277 $    4,036,545
                                                  ============= ============= =========== ==============

Future policy benefits...........................            --            --      13,973         13,973
                                                  ------------- ------------- ----------- --------------

 Total liabilities............................... $          -- $          -- $    13,973 $       13,973
                                                  ============= ============= =========== ==============

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Assets and Liabilities by Hierarchy Level - The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

                                                    Level 1        Level 2       Level 3         Total
                                                                      (in thousands)
Fixed maturities, available for sale..........   $           --        790,024        5,998         796,022
Equity securities, available for sale.........               --          2,688          121           2,809
Other long-term investments...................               --          3,069      (4,272)         (1,203)
Short-term investments........................              137          8,000           --           8,137
Cash and cash equivalents.....................               --         70,631           --          70,631
Other assets..................................               --          3,226       58,880          62,106
                                               ---------------- -------------- ------------ ---------------
  Sub-total excluding separate account assets.              137        877,638       60,727         938,502

Separate account assets (1)...................        1,142,614      1,157,458        6,494       2,306,566
                                               ---------------- -------------- ------------ ---------------

 Total assets.................................   $    1,142,751      2,035,096       67,221       3,245,068
                                               ================ ============== ============ ===============

Future policy benefits........................               --             --       63,903          63,903
                                               ---------------- -------------- ------------ ---------------

 Total liabilities............................   $           --             --       63,903          63,903
                                               ================ ============== ============ ===============

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized as follows:

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of September 30, 2009 and December 31, 2008 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities is primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Accordingly, these securities have been reflected within Level 3. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, liquidity assumptions, and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value. Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Equity Securities - consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company's assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The majority of the Company's derivative positions are traded in the over-the-counter (OTC) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, non-performance risk and volatility. The Company utilizes its own credit spread to reflect the market's perception of its non-performance risk when determining the fair value of OTC derivative assets and liabilities. This credit spread captures the non-performance risk of the Company's OTC derivative related assets and liabilities.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration.

Most OTC derivative contracts have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company's policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 includes OTC derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives.

Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Cash Equivalents and Short-Term Investments - include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in "Future Policy Benefits". The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate its own risk of non-performance in the valuation of the embedded derivatives associated with the its optional living benefit features and no lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the claims-paying ratings of the Company's insurance in the valuation of the liability appropriately takes into consideration the Company's own risk of non-performance. Historically, the expected cash flows were discounted using forward LIBOR interest rates, which were commonly viewed as being consistent with AA quality claims-paying ratings. However, in light of first quarter of 2009 developments, including rating agency downgrades to the claims-paying ratings of the Company's, the Company determined that forward LIBOR interest rates were no longer indicative of a market participant's view of the Company's claims-paying ability. As a result, beginning in the first quarter of 2009, to reflect the market's perception of its non-performance risk, the Company incorporated an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features, thereby increasing the discount rate and reducing the fair value of the embedded derivative liabilities. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the claims-paying ability of the Company's insurance, as indicated by the credit spreads associated with funding agreements issued by these affiliated companies. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of September 30, 2009 generally ranged from 100 to 200 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the three and nine months ended September 30, 2009, as well as the portion of gains or losses included in income for the three and nine months ended September 30, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at September 30, 2009.

                                                                 Three Months Ended September 30, 2009
                                          -----------------------------------------------------------------------------------
                                          Fixed Maturities, Fixed Maturities,
                                            Available For     Available For
                                          Sale - Corporate    Sale - Asset-   Equity Securities, Other Long-term
                                             Securities     Backed Securities Available for Sale   Investments   Other Assets
                                          ----------------- ----------------- ------------------ --------------- ------------

                                                                            (in thousands)
Fair value, beginning of period..........      $1,048           $   6,175            $543           $(1,414)       $ 21,841
   Total gains or (losses) (realized/
 unrealized):............................
  Included in earnings:..................
   Realized investment gains (losses),
    net:.................................        (10)             (1,281)              --              1,093        (2,072)
   Asset management fees and other
    income...............................          --                  --              --                 --             --
  Included in other comprehensive
   income (loss).........................       (244)               7,671              40                 --            434
   Net investment income.................          --                (86)              --                 --             --
   Purchases, sales, issuances, and
 settlements.............................       (202)             (1,489)              --                 --            407
   Foreign currency translation..........          --                  --              --                 --             --
   Transfers into (out of) Level 3 (2)...       1,576              13,111              --                 --             --
                                               ------           ---------            ----           --------       --------

Fair value, end of period................      $2,168           $  24,101            $583           $  (321)       $ 20,610
                                               ======           =========            ====           ========       ========
Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held by the Company
at the end of the period (3):
  Included in earnings:..................
   Realized investment gains (losses),
    net:.................................      $ (10)           $ (1,283)            $ --           $  1,093       $(1,929)
   Asset management fees and other
    income...............................      $   --           $      --            $ --           $     --       $     --
  Interest credited to policyholder
   account...............................      $   --           $      --            $ --           $     --       $     --
  Included in other comprehensive
   income (loss).........................      $(247)           $   7,671            $ 40           $     --       $    434

                                                                 Future
                                          Separate Account       Policy
                                             Assets (1)         Benefits
                                          ----------------- -----------------


                                                    (in thousands)
Fair value, beginning of period..........      $5,525           $(14,200)
  Total gains or (losses) (realized/
 unrealized):............................
  Included in earnings:..................
   Realized investment gains (losses),
    net..................................          --               1,210
   Interest credited to policyholder
    account..............................       (296)                  --
  Included in other comprehensive income.          --                  --
   Net investment income.................          --                  --
   Purchases, sales, issuances, and
 settlements.............................          --               (983)
   Transfers into (out of) Level 3 (2)...        (93)                  --
                                               ------           ---------

Fair value, end of period................      $5,136           $(13,973)
                                               ======           =========
Unrealized gains(losses) for the period relating to those
level 3 assets and liabilities that were still held by
the Company at the end of the period (3):
  Included in earnings:..................
   Realized investment gains (losses),
    net..................................      $   --           $   1,117
   Interest credited to policyholder
    account..............................      $(296)           $      --
  Included in other comprehensive income.      $   --           $      --

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $14.7 million during the three months ended September 30, 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


                                                                      Nine Months Ended September 30, 2009
                                                    --------------------------------------------------------------------------
                                                         Fixed            Fixed
                                                      Maturities,      Maturities,
                                                     Available For     Available For     Equity
                                                        Sale -        Sale - Asset-   Securities,    Other Long-
                                                       Corporate          Backed      Available for     term
                                                      Securities        Securities        Sale      Investments   Other Assets
                                                    ---------------   -------------- -------------- ------------ -------------

                                                                                 (in thousands)
Fair value, beginning of period....................    $    266         $   5,732         $121        $(4,272)     $  58,880
  Total gains or (losses)
 (realized/unrealized):............................
   Included in earnings:..........................
   Realized investment gains (losses), net:.......         (11)           (1,283)           --           3,951      (39,331)
   Asset management fees and other
    income........................................           --                --           --              --            --
   Included in other comprehensive income
   (loss).........................................        (148)             8,345          462              --           541
  Net investment income............................         (1)              (69)           --              --            --
  Purchases, sales, issuances, and settlements.....       (172)           (1,735)           --              --           520
  Foreign currency translation.....................          --                --           --              --            --
  Transfers into (out of) Level 3 (2)..............       2,234            13,111           --              --            --
                                                       --------         ---------         ----        --------     ---------

Fair value, end of period..........................    $  2,168         $  24,101         $583        $  (321)     $  20,610
                                                       ========         =========         ====        ========     =========
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period
(3):
   Included in earnings:..........................
   Realized investment gains (losses), net:.......     $   (11)         $ (1,283)         $ --        $  3,951     $(38,895)
   Asset management fees and other
    income........................................     $     --         $      --         $ --        $     --     $      --
   Interest credited to policyholder account......     $     --         $      --         $ --        $     --     $      --
   Included in other comprehensive income
   (loss).........................................     $  (150)         $   8,345         $462        $     --     $     541

                                                       Separate           Future
                                                     Account Assets       Policy
                                                          (1)            Benefits
                                                    ---------------   --------------

                                                            (in thousands)
Fair value, beginning of period....................    $  6,494         $(63,903)
  Total gains or (losses)
 (realized/unrealized):............................
   Included in earnings:..........................
   Realized investment gains (losses), net........           --            51,728
   Interest credited to policyholder account......      (1,303)                --
   Included in other comprehensive income.........           --                --
  Net investment income............................          --                --
  Purchases, sales, issuances, and settlements.....          38           (1,798)
  Transfers into (out of) Level 3 (2)..............        (93)                --
                                                       --------         ---------

Fair value, end of period..........................    $  5,136         $(13,973)
                                                       ========         =========
Unrealized gains(losses) for the period relating to those level 3 assets and liabilities that were still held by the Company at the end of the period (3):
   Included in earnings:...........................
   Realized investment gains (losses), net.........    $     --         $  51,053
   Interest credited to policyholder account.......    $(1,303)         $      --
   Included in other comprehensive income..........    $     --         $      --

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $15.3 million during the nine months ended September 30, 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the three and nine months ending September 30, 2008, as well as the portion of gains or losses included in income for the three and nine months ended September 30, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at September 30, 2008.

                                                                          Three Months Ending September 30, 2008
                                                                    ---------------------------------------------------
                                                                         Fixed        Equity
                                                                      Maturities,   Securities,  Other Long-
                                                                       Available     Available      term       Other
                                                                       For Sale      for Sale    Investments   Assets
                                                                    --------------- ------------ ------------ ---------
                                                                                      (in thousands)

Fair value, beginning of period....................................     $  4,343      $      447   $  (1,051)   $ 6,425
  Total gains or (losses) (realized/unrealized):...................           --              --           --        --
   Included in earnings:...........................................           --              --           --        --
   Realized investment gains (losses), net.........................           --              --      (1,077)     7,280
   Interest credited to policyholder account.......................           --              --           --        --
   Included in other comprehensive income (loss)...................        (182)               1           --        --
  Net investment income............................................           --              --           --        --
  Purchases, sales, issuances, and settlements.....................        4,356              --           --       333
  Foreign currency translation.....................................           --              --           --        --
  Transfers into (out of) Level 3 (2)..............................      (1,949)              --           --        --
                                                                      ----------    ------------ ------------ ---------
Fair value, end of period..........................................     $  6,568      $      448   $  (2,128)   $14,038
                                                                      ==========    ============ ============ =========

Unrealized gains (losses) for the period relating to those level 3 assets that were still held by the Company at the end of the period:
   Included in earnings:...........................................
   Realized investment gains (losses), net.........................     $     --      $       --   $    (907)   $ 7,299
   Interest credited to policyholder account.......................     $     --      $       --   $       --   $    --
   Included in other comprehensive income (loss)...................     $  (182)      $       --   $       --   $    --
                                                                      ----------    ------------
                                                                       Separate       Future
                                                                     Account Assets   Policy
                                                                         /(1)/       Benefits
                                                                    --------------- ------------
                                                                           (in thousands)
Fair value, beginning of period....................................     $  7,787      $  (6,508)
  Total gains or (losses) (realized/unrealized):...................           --              --
   Included in earnings:...........................................           --              --
   Realized investment gains (losses), net.........................           --         (8,399)
   Interest credited to policyholder account.......................        (237)              --
   Included in other comprehensive income..........................           --              --
  Net investment income............................................           --              --
  Purchases, sales, issuances, and settlements.....................           --           (350)
  Transfers into (out of) Level 3 (2)..............................           --              --
                                                                      ----------    ------------
Fair value, beginning of period....................................     $  7,550      $ (15,257)
                                                                      ==========    ============
Unrealized gains(losses) for the period relating to those level 3 assets and liabilities that were still held by the Company at the end of the period:
   Included in earnings:...........................................
   Realized investment gains (losses), net.........................     $     --      $  (8,422)
   Interest credited to policyholder account.......................     $  (237)      $       --
   Included in other comprehensive income..........................     $     --      $       --

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Transfers - Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $2 million during the three months ended September 30, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the three and nine months ending September 30, 2008, as well as the portion of gains or losses included in income for the three and nine months ended September 30, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at September 30, 2008.

                                                                            Nine Months Ending September 30, 2008
                                                            ---------------------------------------------------------------------
                                                                                                      Other Long-
                                                             Fixed Maturities,    Equity Securities,      term
                                                              Available For Sale   Available for Sale  Investments   Other Assets
                                                            -------------------- -------------------- ------------ --------------

                                                                                       (in thousands)
Fair value, beginning of period............................      $  23,659             $   2,271        $  (279)       $ 3,079
  Total gains or (losses) (realized/unrealized):...........             --                    --              --            --
   Included in earnings:...................................             --                    --              --            --
   Realized investment gains (losses), net.................           (24)                    --         (1,849)         9,969
   Interest credited to policyholder account...............             --                    --              --            --
   Included in other comprehensive income (loss)...........        (1,693)                  (95)              --            --
  Net investment income....................................              9                    --              --            --
  Purchases, sales, issuances, and settlements.............          2,323                    --              --           990
  Foreign currency translation.............................             --                    --              --            --
  Transfers into (out of) Level 3 (2)......................       (17,706)               (1,728)              --            --
                                                                 ---------            ----------       ---------      --------
Fair value, end of period..................................      $   6,568             $     448        $(2,128)       $14,038
                                                                 =========            ==========       =========      ========
Unrealized gains (losses) for period relating to those
level 3 assets that were still held by the Company at
the end of the period:
   Included in earnings:...................................
   Realized investment gains (losses), net.................      $      --             $      --        $(1,847)       $10,025
   Interest credited to policyholder account...............      $      --             $      --        $     --       $    --
   Included in other comprehensive income (loss)...........      $   (283)             $      --        $     --       $    --

                                                                  Separate
                                                               Account Assets       Future Policy
                                                                    (1)                Benefits
                                                            -------------------- --------------------
                                                                         (in thousands)
Fair value, beginning of period............................      $   7,716             $ (3,087)
  Total gains or (losses) (realized/unrealized):...........             --                    --
   Included in earnings:...................................             --                    --
   Realized investment gains (losses), net.................             --              (11,127)
   Interest credited to policyholder account...............          (166)                    --
   Included in other comprehensive income..................             --                    --
  Net investment income....................................             --                    --
  Purchases, sales, issuances, and settlements.............             --               (1,043)
  Transfers into (out of) Level 3 (2)......................             --                    --
                                                                 ---------            ----------
Fair value, end of period..................................      $   7,550             $(15,257)
                                                                 =========            ==========
Unrealized gains (losses) for period relating to those
level 3 assets and liabilities that were still held by the
Company at the end of the period (3):
   Included in earnings:...................................
   Realized investment gains (losses), net.................      $      --             $(11,185)
   Interest credited to policyholder account...............      $   (166)             $      --
   Included in other comprehensive income..................      $      --             $      --

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Transfers - Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $19.4 million during the nine months ended September 30, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments - The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 5 for a discussion of derivative instruments.

Commercial mortgage loans

The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances

Only the portion of policyholders' account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair value is derived using discounted projected cash flows based on interest rates that are representative of the Company's claims paying ratings, and hence reflects the Company's own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

The following table discloses the Company's financial instruments where the carrying amounts and fair values may differ:

                                                       September 30, 2009
                                                      --------------------
                                                        Carrying    Fair
                                                          Amount     Value
                                                      ---------- ---------
                                                         (in thousands)

Assets:

  Commercial mortgage loans..........................  $168,779   $165,514
  Policy loans.......................................   169,170    203,678

Liabilities:
Policyholder account balances - Investment contracts.    80,677     79,290

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


5.DERIVATIVE INSTRUMENTS

 Types of Derivative Instruments and Derivative Strategies

 Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

 Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

 Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

 Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

 Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

 Embedded Derivatives

 The Company sells variable annuity products, which contain embedded derivatives. The Company has reinsurance agreements to transfer the risk related to some of these embedded derivatives to affiliates. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models. In the affiliates, the Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the reinsured products' features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company's guarantees which reduces the need for hedges.

 The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


5.DERIVATIVE INSTRUMENTS (continued)


  The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                  September 30, 2009                      December 31, 2008
                                          ------------------------------------    -----------------------------------
                                                              Fair Value                             Fair Value
                                           Notional     -----------------------    Notional    -----------------------
                                            Amount       Assets     Liabilities     Amount      Assets     Liabilities
                                          ------------  ----------  ------------  -----------  ----------  ------------
                                                            (in thousands)
Qualifying Hedge Relationships
Currency/Interest Rate................... $       5,366 $         -         (532) $      1,144 $        35 $           -
                                              ---------     -------     ---------     --------     -------     ---------
  Total Qualifying Hedge Relationships... $       5,366 $         - $       (532) $      1,144 $        35 $           -
                                              =========     =======     =========     --------     -------     ---------

  Non-qualifying Hedge Relationships.....

Interest Rate............................ $      94,000 $     2,170 $     (2,642) $          - $         - $           -

Credit...................................        33,950       3,529       (1,132) $     27,950 $     3,157 $     (4,272)

Currency/Interest Rate...................         9,115           -         (555) $      2,400 $         - $       (123)
                                              ---------     -------     ---------     --------     -------     ---------
Total Non-qualifying Hedge Relationships. $     137,065 $     5,699 $     (4,329) $     30,350 $     3,157 $     (4,395)
                                              =========     =======     =========     ========     =======     =========

Total Derivatives (1).................... $     142,431 $     5,699 $     (4,861) $     31,494 $     3,192 $     (4,395)
                                              =========     =======     =========     ========     =======     =========

--------
(1) Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives as of September 30, 2009 was a liability of $17 million and a liability of $68 million as of December 31, 2008 included in future policy benefits.

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships,

                                                       Three Months        Nine Months
                                                           Ended              Ended
                                                       September 30,      September 30,
                                                           2009               2009
                                                       --------------------------------
                                                                (in thousands)

Cash flow hedges
  Currency/ Interest Rate.............................
   Net investment income..............................           3                11
   Other Income.......................................        (21)              (22)
   Accumulated Other Comprehensive Income (Loss) (1)..       (656)             (954)
                                                        ----------           -------
              Total cash flow hedges..................    $  (674)     $       (965)
                                                        ----------           -------
Non- qualifying hedges
  Realized investment gains (losses)..................
   Interest Rate......................................    $  6,876     $     (1,998)

   Currency/Interest Rate.............................     (1,180)           (1,060)
   Credit.............................................         209             2,593
   Embedded Derivatives...............................     (2,855)            13,867
                                                        ----------           -------
              Total non-qualifying hedges.............    $  3,050     $      13,402
                                                        ----------           -------
              Total Derivative Impact.................    $  2,376     $      12,437
                                                        ==========           =======

               (1)Amounts deferred in Equity

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


5.DERIVATIVE INSTRUMENTS (continued)


For the period ending September 30, 2009, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                              (in thousands)
Balance, December 31, 2008...................................................     $   36
Net deferred losses on cash flow hedges from January 1 to September 30, 2009.      (570)
Amount reclassified into current period earnings.............................          6
                                                                                  ------
Balance, September 30, 2009..................................................     $(528)
                                                                                  ======

As of September 30, 2009, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges is included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Equity.

Credit Derivatives Written

The following tables set forth our exposure from credit derivatives where we have written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

                                                --------------------------
                                                September 30, 2009
                                                --------------------------
                                                First to default Basket(1)
          NAIC             Rating Agency        --------------------------
        Designation         Equivalent          Notional      Fair Value
        -----------  -------------------------- --------      ----------
                                                   (in millions)

            1        Aaa, Aa, A................   $ -            $  -
            2        Baa.......................     9               -
                                                  ---            ----
                     Subtotal Investment Grade.     9               -
            3        Ba........................    12               -
            4        B.........................     -
            5        C and lower...............     -
            6        In or near default........     -
                                                  ---            ----
          Total                                   $21            $  -
                                                  ===            ====
                                                --------------------------
                                                 December 31, 2008
                                                --------------------------
                                                First to Default Basket (1)
          NAIC             Rating Agency        --------------------------
        Designation         Equivalent          Notional      Fair Value
        -----------  -------------------------- --------      ----------
                                                   (in millions)

            1        Aaa, Aa, A................   $ 2            $  -
            2        Baa.......................    19             (4)
                                                  ---            ----
                     Subtotal Investment Grade.    21             (4)
            3        Ba........................     -               -
            4        B.........................     -               -
            5        C and lower...............     -               -
            6        In or near default........     -               -
                                                  ---            ----
          Total                                   $21            $(4)
                                                  ===            ====

(1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


5.DERIVATIVE INSTRUMENTS (continued)


The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

                                     September 30, 2009       December 31, 2008
                                   ----------------------- -----------------------
                                     Notional   Fair Value   Notional   Fair Value
Industry                           ---------- ------------ ---------- ------------
                                                    (in millions)
Corporate Securities:.............
    First to Default Baskets(1)...     $21          $-         $ 21        $(4)
                                     -----       -----      -------     -------
Total Credit Derivatives..........     $21          $-         $ 21        $(4)
                                     =====       =====      =======     =======

(1) Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $21 million notional of credit default swap ("CDS") selling protection at September 30, 2009. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders' Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $6 million at September 30, 2009 and $5 million December 31, 2008, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of September 30, 2009 the Company had $13 million of outstanding notional amounts, reported at fair value as an asset of $3 million.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company manages credit risk by entering into over-the-counter derivative contracts with an affiliate Prudential Global Funding, LLC. See Note 8. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

The Company utilizes its own credit spread to reflect the market's perception of its non-performance risk when determining the fair value of OTC derivative assets and liabilities. This credit spread captures the non-performance risk of the Company's OTC derivative related assets and liabilities.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


6. CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, we may offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Legal and regulatory actions may include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges and policy servicing. The Company may also be subject to litigation arising out of its general business activities, such as investments and third party contracts. In certain of these matters, plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General's Office ("NYAG") relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia, an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty of $95 million in the aggregate. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. ("ASISI"), reached a resolution of these investigations by the SEC and the NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of the Company and serves as investment manager for certain investment options under the Company's variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia Insurance Company Ltd. (publ) ("Skandia") in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI has paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty. These amounts will be paid into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution consultant acceptable to the Staff of the SEC to develop a proposed plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the costs of the settlements.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


7. REINSURANCE

The Company participates in reinsurance with Prudential Insurance, Prudential Arizona Reinsurance Captive Company "PARCC", Pruco Life, and Pruco Reinsurance, Ltd. "Pruco Re", in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for both long and short-duration contracts are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 8 of the Unaudited Interim Financial Statements.

Reinsurance amounts included in the Company's Unaudited Interim Statement of Operations and Comprehensive Income for the three and nine months ended September 30, 2009 and 2008 are presented below.

                                                         (in thousands)
                                             Three months             Nine months
                                               2009       2008        2009         2008

Gross premiums and policy charges and
 fee income.............................
                                          $  61,973  $  65,095    $  191,164  $  189,304
Reinsurance ceded.......................   (43,058)   (42,834)     (134,962)   (123,227)
                                         ---------- ---------- ------------- -----------

Net premiums and policy charges and fee
 income.................................  $  18,915  $  22,261    $   56,202  $   66,077
                                         ========== ========== ============= ===========

Policyholders' benefits ceded...........  $  26,507  $  19,425    $   67,930  $   73,131
                                         ========== ========== ============= ===========

Realized capital (losses)/gains net,
 associated with derivatives............  $ (2,065)  $   7,234    $ (39,315)  $    9,820
                                         ========== ========== ============= ===========

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Realized investment gains and losses include the reinsurance of the Company's derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains(losses) net". The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance recoverables included in the Company's Unaudited interim Statements of Financial Position, at September 30, 2009 and December 31, 2008 were $324 million and $301 million, respectively.

The gross and net amounts of life insurance in-force as of September 30, 2009 and 2008 were as follows:

                                              (in thousands)
                                           2009             2008
                                     ---------------- ----------------
      Gross life insurance in-force.   $   93,874,702   $   86,635,863
      Reinsurance Ceded.............     (85,260,468)     (77,181,759)
                                     ---------------- ----------------
      Net life insurance in-force...   $    8,614,234   $    9,454,104
                                     ================ ================

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


8. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the three months and the nine months ended
September 30, 2009 and 2008. The expense charged to the Company for the deferred compensation program was less than $1 million for the three months and the nine months ended September 30, 2009 and 2008.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company's employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the plans was than less than $1 million for the three and the nine months ended September 30, 2009 and 2008.

The Company's share of net expense for the pension plans was less than $1 million for the three months and the nine months ended September 30, 2009 and 2008.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income

Effective April 15, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $0.2 million for the three and nine months ended September 30, 2009. These revenues are recorded as "Asset administration fees" in the unaudited interim Statements of Operations and Comprehensive Income.

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"). These revenues are recorded as "Asset administration fees" in the Unaudited Interim Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance, or "COLI", policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $732 million and $564 million at September 30, 2009 and December 31, 2008, respectively. Fees related to these COLI policies in the three months ended September 30, 2009 and 2008 were $3 million and $13 million, respectively; and $9 million and $17million for the nine months ended September 30, 2009 and 2008, respectively. The decline in fees is related to the delay in an internal payment that was received in fourth quarter 2009.

Reinsurance with Affiliates

Pruco Life

Effective April 1, 2008, The Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. Reinsurance recoverables related to this agreement were less than $1 million as of September 30, 2009 and $2 million as of December 31, 2008, respectively. Fees ceded to Pruco Life were $1 million for the three months ended September 30, 2009 and 2008 and $4 million and $2 million for the nine months ended

Pruco Life Insurance Company of New Jersey

Notes to Unaudited Interim Financial Statements
--------------------------------------------------------------------------------


8. RELATED PARTY TRANSACTIONS (continued)

September 30, 2009 and 2008, respectively. Benefits ceded decreased for the three months ended September 30, 2009 as compared to September 30, 2008 from $1 million to zero. The benefits ceded decreased from $2 million for the nine months ended September 30, 2008 to zero million for the nine months ended September 30, 2009, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies through an automatic coinsurance agreement with PARCC. Reinsurance recoverables related to this agreement were $298 million and $239 million as of September 30, 2009 and December 31, 2008, respectively. Premiums ceded to PARCC for the three months ended September 30, 2009 and 2008 were $34 million and $32 million, respectively; and $104 million and $94 million for the nine months ended September 30, 2009 and 2008, respectively. Benefits ceded for the three months ended September 30, 2009 and 2008 were $22 million and $11 million, respectively; and $46 million and $45 million for the nine months ended September 30, 2009 and 2008, respectively. Reinsurance expense allowances, net of capitalization and amortization for the three months ended September 30, 2009 and September 30, 2008 were $8 million and $7 million; and $24 million and $19 million for the nine months ended September 30, 2009 and 2008, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. The reinsurance recoverables related to this agreement were $8 million and $5 million as of September 30, 2009 and December 31, 2008, respectively. Premiums and fees ceded to Prudential Insurance for the three months ended September 30, 2009 and 2008 were $5 million and $8 million, respectively; and $24 million and $25 million for the nine months ended September 30, 2009 and 2008, respectively. Benefits ceded for the three months ended September 30, 2009 and 2008 were $6 million and $5 million, respectively; and $23 million for the nine months ended September 30, 2009 and 2008. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Pruco Re

Effective October 3, 2005, the Company entered into a new coinsurance agreement with Pruco Re providing for 100% reinsurance of its Lifetime Five ("LT5") feature. Fees ceded on this agreement, for the three months ended September 30, 2009 and September 30, 2008 were $0.3 million and $0.3 million, respectively; and $0.8 million and $1.0 million for the nine months ended September 30, 2009 and September 30, 2008, respectively.

Effective May 26, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit ("SLT5") feature. Fees ceded on this agreement, for the three months ended September 30, 2009 and September 30, 2008 were $0.04 million and $0.05 million, respectively; and $0.1 million and $0.1 million for the nine months ended September 30, 2009 and September 30, 2008, respectively.

Debt Agreements

The Company and its parent, Pruco Life, have an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance, which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $100 million. The Company had no debt outstanding to Prudential Funding, LLC as of September 30, 2009 and
September 30, 2008. Interest expense related to this agreement was less than $1 million as of September 30, 2009 and 2008. The related interest was charged at a variable rate ranging from 3.55% to 7.05% for 2009 and 2.11% to 4.31% for 2008.

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties and by obtaining collateral where appropriate. Additionally, limits are set on a single party credit exposures which are subject to periodic management review.